EXHIBIT 10.1

STATE OF CALIFORNIA • HEALTH AND HUMAN SERVICES AGENCY	GRAY DAVIS, Governor

DEPARTMENT OF HEALTH SERVICES 714/744 P STREET P.O. BOX 942732 SACRAMENTO, CA 94234-7320

[STAMP] CONTRACTOR NOTICE/INSTRUCTIONS CONTRACTOR: Molina Healthcare of California CONTRACT NUMBER: 95-23637 A11

Inquiries about this notice must reference the contract number above and be directed to the Department of Health Services’ (DHS) Contract Management Unit (CMU) at (916): 650-0100

To complete the processing of your contract, follow all instructions checked ☒ below:

☐	Affix an original signature to each enclosed contract copy/face sheet. Retain one full contract copy. Return, to CMU’s address below, any remaining contract copies/face sheets, along with any additional items being requested, as indicated by a check mark ☒.

☒	Enclosed for your records is your fully executed contract copy. Include DHS’s contract number on all invoices and future correspondence related to this contract.

☐	The enclosed contract has been fully approved by the State. Upon affixing your signature, the contract will be fully executed. Retain a full contract copy. Sign/turn, to CMU’s address below, any remaining contract copies/face sheets for final distribution.

☐	The enclosed agreement has been signed by DHS. When fully executed, return one originally signed copy and any extra copies to CMU’s address below. Include DHS’s contract number on future correspondence related to this contract.

☐	Complete, sign, and return the enclosed Vendor Data Record form.

☐	Return two copies of Board Motion/Resolution.

☐	Other:

Return all items requested above to CMU at the following address:

DHS Contract Management Unit

1501 Capitol Avenue, Suite 71.2101

MS 1403

P.O. Box 99741

Sacramento, CA 95899-7413

Please do not alter the enclosed contract. Until the contract is fully executed and distributed, no costs are reimbursable.

For program matters, invoice issues, or to request contract alterations, contact:

DHS Policy & Contracts

Attn: Christina Rodriguez-Moreno (916) 449-5094

1501 Capitol Ave, P.O. Box 942732, MS 4407

Sacramento, CA 95814

Enclosures

STATE OF CALIFORNIA

STANDARD AGREEMENT AMENDMENT

___________DHS Rev 6/03)

☒ CHECK HERE IF ADDITIONAL PAGES ARE ADDED 229 PAGES	AGREEMENT NUMBER 95-23637	AMENDMENT NUMBER 11

REGISTRATION NUMBER: 4260100314078

1.	This Agreement is entered into between the State Agency and Contractor named below:

	STATE AGENCY’S NAME California Department of Health Services	(Also referred to as CDHS, DHS, or the State)

	CONTRACTOR’S NAME Molina Healthcare of California, dba: Molina	(Also referred to as Contractor)

2.	The term of this Agreement is 4/02/96 through 3/31/04

3.	The maximum amount $____ of this Agreement is:

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

I.	Amendment effective date: August 1, 2003

II.	Purpose of amendment: The purpose of this amendment is to revise the existing contract format into the current Department of General Services recommended format, modify the substance of the contract to conform to the Federal Balanced Budget Act regulations effective August 13, 2003, and as a result, have this amendment replace all prior versions of the existing contract and any amendments thereto which predate this amendment.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR		CALIFORNIA Department of General Services Use Only

CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.) Molina Healthcare of California, dba: Molina

BY (Authorized Signature) /s/ Trisha Dinsmore-Jennings	DATE SIGNED (Do not type) 10/13/03

PRINTED NAME AND TITLE OF PERSON SIGNING Trisha Dinsmore-Jennings, President/C.O.O

ADDRESS One Golden Shore Drive Long Beach, CA 90802

STATE OF CALIFORNIA

AGENCY NAME California Department of Health Services

BY (Authorized Signature) /s/ Terri L. Anderson	DATE SIGNED (Do not type) 10-16-03

PRINTED NAME AND TITLE OF PERSON SIGNING Edward Stahlberg, Chief, Program Support Branch	Terri L. Anderson. Chief Contract & Business Services Section	☒ Exempt per: W & I Code 14087.4

ADDRESS 1501 Capitol Avenue, Room 71.2101, MS 1403, P.O. Box 942732 Sacramento, CA 94234-7320

Molina Healthcare of California, dba: Molina

95-23637 A-11

Exhibit A

Scope of Work

1.	Contractor agrees to provide to the Department of Health Services (DHS) the services described herein:

Provide health care services to eligible Medi-Cal recipients within the scope of Medi-Cal benefits as defined in the contents of the contract.

2.	The services shall be performed at all contracting and participating facilities of the Contractor.

3.	The services shall be provided on a 24-hour, seven days a week basis.

4.	The project representatives during the term of this agreement will be:

Department of Health Services	Contractor

Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Name of Contractor’s Representative: Trisha Dinsmore-Jennings, President & CEO Telephone: (562) 435-3666, ext. 7019 Fax: (562) 951-1500

Direct all inquiries to:

Department of Health Services	Contractor
Medi-Cal Managed Care Division Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 P.O. Box Number 942732, Mail Stop 4407 Sacramento, CA 94814-7320	Attention: Maria Calderon, Contract Manager One Golden Shore Long Beach, CA 90802

Telephone: (916) 449-5000 Fax: (916) 449-5005	Telephone: (562) 435-3666, ext. 7519 Fax: (562) 951-1500

Either party may make changes to the information above by giving written notice to the other party. Said changes shall not require an amendment to this agreement.

5.	The following Attachments 1 through 17 are incorporated herein and made a part hereof by this reference:

Attachment 1- Organization and Administration of the Plan

Molina Healthcare of California, dba: Molina

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Exhibit A

Scope of Work

Attachment 2 - Financial Information

Attachment 3 - Management Information System

Attachment 4 - Quality Improvement System

Attachment 5 - Utilization Management

Attachment 6 - Provider Network

Attachment 7 - Provider Relations

Attachment 8 - Provider Compensation Arrangements

Attachment 9 - Access and Availability

Attachment 10 - Scope of Services

Attachment 11 - Case Management and Coordination of Care

Attachment 12 - Local Health Department Coordination

Attachment 13 - Member Services

Attachment 14 - Member Grievance System

Attachment 15 - Marketing

Attachment 16 - Enrollments and Disenrollments

Attachment 17 - Reporting Requirements

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Exhibit A, Attachment 1

ORGANIZATION AND ADMINISTRATION OF THE PLAN

1.	Legal Capacity

Contractor shall maintain the legal capacity to contract with DHS and maintain appropriate licensure as a health care service plan in accordance with the Knox-Keene Health Care Service Plan Act of 1975 as amended.

2.	Key Personnel (Disclosure Form)

A.	Contractor shall file an annual statement with DHS disclosing any purchases or leases of services, equipment, supplies, or real property from an entity in which any of the following persons have a substantial financial interest:

1)	Any person also having a substantial financial interest in the Contractor.

2)	Any director, officer, partner, trustee, or employee of the Contractor.

3)	Any Member of the immediate family of any person designated in 1) or 2) above.

B.	Comply with federal regulations 42 CFR 455.104 (Disclosure by providers and fiscal agents: Information on ownership and control), 42 CFR 455.105 (Disclosure by providers: Information related to business transactions), 42 CFR 455.106 and 42 CFR 438.610 (Prohibited Affiliations with Individuals Debarred by Federal Agencies).

3.	Conflict Of Interest – Current And Former State Employees

A.	This Contract shall be governed by the Conflict of Interest provisions of Title 22, CCR, Sections 53874 and 53600.

B.	Contractor shall not utilize in the performance of this Contract any State officer or employee in the State civil service or other appointed State official unless the employment, activity, or enterprise is required as a condition of the officer’s or employee’s regular state employment. For purposes of this subsection (B) only, employee in the State civil service is defined to be any person legally holding a permanent or intermittent position in the State civil service.

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Exhibit A, Attachment 1

4.	Contract Performance

Contractor shall maintain the organization and staffing for implementing and operating the Contract in accordance with Title 28, CCR, Section 1300.67.3 and Title 22, CCR, Section 53800, 53851 and 53857. Contractor shall ensure the following:

A.	The organization has an accountable governing body.

B.	This Contract is a high priority and that the Contractor is committed to supplying any necessary resources to assure full performance of the Contract.

C.	If the Contractor is a subsidiary organization, the attestation of the parent organization that this Contract will be a high priority to the parent organization. The parent organization is committed to supplying any necessary resources to assure full performance of the Contract.

D.	Staffing in medical and other health services, and in fiscal and administrative services sufficient to result in the effective conduct of the plan’s business.

E.	Written procedures for the conduct of the business of the plan, including the provision of heath care services, so as to provide effective controls.

5.	Medical Decisions

Contractor shall ensure that medical decisions, including those by subcontractors and rendering providers, are not unduly influenced by fiscal and administrative management.

6.	Medical Director

Contractor shall maintain a full time Physician as Medical Director pursuant to Title 22, CCR, Section 53857 whose responsibilities shall include, but not be limited to, the following:

A.	Ensuring that medical decisions are:

1)	Rendered by qualified medical personnel.

2)	Are not influenced by fiscal or administrative management considerations.

B.	Ensuring that the medical care provided meets the standards for acceptable medical care.

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Exhibit A, Attachment 1

C.	Ensuring that medical protocols and rules of conduct for plan medical personnel are followed.

D.	Developing and implementing medical policy.

E.	Resolving grievances related to medical quality of care.

F.	Direct involvement in the implementation of Quality Improvement activities.

G.	Actively participating in the functioning of the plan grievance procedures.

7.	Medical Director Changes

Contractor shall report to DHS any changes in the status of the Medical Director within ten (10) days.

8.	Administrative Duties/Responsibilities

Contractor shall maintain the organizational and administrative capabilities to carry out its duties and responsibilities under the Contract. This will include at a minimum the following:

A.	Designated persons, qualified by training or experience, to be responsible for the Medical Record service.

B.	Member and Enrollment reporting systems as specified in Exhibit A, Attachment 3, Management Information System, and, Exhibit A, Attachment 13, Member Services, and Exhibit A, Attachment 14, Member Grievance System.

C.	A Member grievance procedure, as specified in Exhibit A, Attachment 14, Member Grievance System.

D.	Data reporting capabilities sufficient to provide necessary and timely reports to DHS, as required by Exhibit A, Attachment 3, Management Information System.

E.	Financial records and books of account maintained on the accrual basis, in accordance with Generally Accepted Accounting Principles, which fully disclose the disposition of all Medi-Cal program funds received, as specified in Exhibit A, Attachment 2. Financial Information.

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Exhibit A, Attachment 1

F.	Claims processing capabilities as described in Exhibit A, Attachment 8, Provider Compensation Arrangements.

9.	Member Representation

Contractor shall ensure that Medi-Cal Members are represented and participate in establishing public policy within the plan’s Public Policy Advisory Committee.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 2

FINANCIAL INFORMATION

1.	Financial Viability/Standards Compliance

Contractor shall meet and maintain financial viability/standards compliance to DHS’ satisfaction for each of the following elements:

A.	Tangible Net Equity (TNE).

Contractor at all times shall be in compliance with the TNE requirements in accordance with Title 28, CCR, Section 1300.76.

B.	Administrative Costs.

Contractor’s Administrative Costs shall not exceed the guidelines as established under Title 22, CCR, Section 53864(b).

C.	Standards of Organization and Financial Soundness.

Contractor shall maintain an organizational structure sufficient to conduct the proposed operations and ensure that its financial resources are sufficient for sound business operations in accordance with Title 28, CCR, Sections 1300.67.3, 1300.75.1, 1300.76.3, 1300.77.1, 1300.77.2, 1300.77.3, 1300.77.4, and Title 22, CCR, Sections 53851, 53863, and 53864.

D.	Working capital and current ratio of one of the following:

1)	Contractor shall maintain a working capital ratio of at least 1:1; or

2)	Contractor shall demonstrate to DHS that Contractor is now meeting financial obligations on a timely basis and has been doing so for at least the preceding two years; or

3)	Contractor shall provide evidence that sufficient noncurrent assets, which are readily convertible to cash, are available to achieve an equivalent working capital ratio of 1:1, if the noncurrent assets are considered current.

2.	Financial Audit Reports

Contractor shall ensure that an annual audit is performed according to Welfare & Institution Code, Section 14459. Combined Financial Statements shall be prepared to show the financial position of the overall related health care delivery system when delivery of care or other services is dependent upon Affiliates.

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Exhibit A, Attachment 2

Financial Statements shall be presented in a form that clearly shows the financial position of Contractor separately from the combined totals. Inter-entity transactions and profits shall be eliminated if combined statements are prepared. If an independent accountant decides that preparation of combined statements is inappropriate, Contractor shall have separate certified Financial Statements prepared for each entity.

A.	The independent accountant shall state in writing reasons for not preparing combined Financial Statements.

B.	Contractor shall provide supplemental schedules that clearly reflect all inter-entity transactions and eliminations necessary to enable DHS to analyze the overall financial status of the entire health care delivery system.

1)	In addition to annual certified Financial Statements, Contractor shall complete the State Department of Managed Health Care (DMHC) required financial reporting forms. The Certified Public Accountant’s audited Financial Statements and the DMHC required financial reporting forms shall be submitted to DHS no later than 120 calendar days after the close of Contractor’s Fiscal Year.

2)	Contractor shall submit to DHS within forty-five (45) calendar days after the close of Contractor’s fiscal quarterly financial reports required by Title 22, CCR, Section 53862(b)(1). The required quarterly financial reports shall be prepared on the DMHC required financial reporting forms and shall include, at a minimum, the following reports/schedules:

a)	Jurat.

b)	Report 1A and 1B: Balance Sheet.

c)	Report 2: Statement of Revenue, Expenses, and Net Worth.

d)	Statement of Cash Flow, prepared in accordance with Financial Accounting Standards Board Statement Number 95 (This statement is prepared in lieu of Report #3: Statement of Changes in Financial Position for Generally Accepted Accounting Principles (GAAP) compliance.)

e)	Report 4: Enrollment and Utilization Table.

f)	Schedule F: Unpaid Claims Analysis.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 2

g)	Appropriate footnote disclosures in accordance with GAAP.

C.	Contractor shall authorize its independent accountant to allow DHS designated representatives or agents, upon written request, to inspect any and all working papers related to the preparation of the audit report.

D.	Contractor shall submit to DHS all financial reports relevant to Affiliates as specified in Title 22, CCR, Section 53862(c)(4).

E.	Contractor shall submit to DHS copies of any financial reports submitted to other public or private organizations as specified in Title 22, CCR, Section 53862(c)(5).

3.	Monthly Financial Statements

Contractor may be required to file monthly Financial Statements at DHS’ request. If the Contractor is required to file monthly Financial Statements with the DMHC, Contractor shall file monthly Financial Statements with DHS.

4.	Compliance with Audit Requirements

Contractor shall cooperate with DHS’ audits. Such audits may be waived upon submission of the financial audit for the same period conducted by DMHC pursuant to Section 1382 of the Health and Safety Code.

5.	Submittal of Financial Information

Contractor shall prepare financial information requested in accordance with GAAP and where Financial Statements/projections are requested, these statements/projections should be prepared in accordance with the 1989 HMO Financial Report of Affairs and Conditions Format. Where appropriate, reference has been made to the Knox-Keene Health Care Service Plan Act of 1975 Rules found under Title 28, CCR, Section 1300.51 et. seq. Information submitted shall be based on current operations. Contractor and/or sub-contractors shall submit financial information consistent with filing requirements of the DMHC unless otherwise specified by DHS.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 3

MANAGEMENT INFORMATION SYSTEM

1.	MIS Capability

A.	Contractor’s MIS shall have the capability to capture, edit, and utilize various data elements for both internal management use as well as to meet the data quality and timeliness requirements of DHS’s encounter data submission. Contractor shall have and maintain a MIS that provides, at a minimum,

1)	All Medi-Cal eligibility data,

2)	Information of Members enrolled in Contractor’s plan,

3)	Provider claims status and payment data,

4)	Health care services delivery encounter data,

5)	Provider network information, and

6)	Financial information as specified in Exhibit A, Attachment 1, regarding Administrative Duties/Responsibilities.

B.	Contractor’s MIS shall have processes that support the interactions between Financial, Member/Eligibility; Provider; Encounter Claims; Quality Management/Quality Improvement/Utilization; and Report Generation subsystems. The interactions of the subsystems must be compatible, efficient and successful.

2.	Encounter Data Submittal

Contractor shall implement policies and procedures for ensuring the complete, accurate, and timely submission of encounter data for all services for which Contractor has incurred any financial liability, whether directly or through subcontracts or other arrangements. Encounter data shall include data elements specified in DHS’ most recent Managed Care Data Element Dictionary and all existing Policy Letters related to encounter data reporting.

Contractor shall require subcontractors and non-contracting providers to provide service level data to Contractor, which allows the Contractor to meet their administrative functions and the requirements set forth in this section. Contractor shall have in place mechanisms, including edits and reporting systems sufficient to assure service level data is complete and accurate prior to submission to DHS.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 3

Contractor shall submit encounter data to DHS on a monthly basis in the form and manner specified in DHS’ most recent Managed Care Data Element Dictionary and all existing Policy Letters related to encounter data reporting.

Upon written notice by DHS that the encounter data is insufficient or inaccurate, Contractor shall ensure that corrected data is resubmitted within fifteen (15) days of receipt of DHS’ notice. Upon Contractor’s written request, DHS may provide a written extension for submission of corrected encounter data.

3.	MIS/Data Correspondence

Upon receipt of written notice by DHS of any problems related to the submittal of data to DHS, or any changes or clarifications related to Contractor’s MIS system, Contractor shall submit to DHS a Corrective Action Plan with measurable benchmarks within thirty (30) calendar days from the date of the postmark of DHS’ written notice to Contractor. Within thirty (30) days of DHS’ receipt of Contractor’s Corrective Action Plan, DHS shall approve the Corrective Action Plan or request revisions. Within fifteen (15) days after receipt of a request for revisions to the Corrective Action Plan, Contractor shall submit a revised Corrective Action Plan for DHS approval.

4.	Health Insurance Portability and Accountability Act of 1996 (HIPAA)

Contractor shall comply with Exhibit G, Health Insurance Portability and Accountability Act of 1996 (HIPAA) requirements and all federal and State regulations promulgated from this Act, as they become effective.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 4

QUALITY IMPROVEMENT SYSTEM

1.	General Requirement

Contractor shall implement an effective Quality Improvement System (QIS) in accordance with the standards in Title 28, CCR, Section 1300.70. Contractor shall monitor, evaluate, and take effective action to address any needed improvements in the quality of care delivered by all providers rendering services on its behalf, in any setting. Contractor shall be accountable for the quality of all Covered Services regardless of the number of contracting and subcontracting layers between Contractor and the provider.

2.	Accountability

Contractor shall maintain a system of accountability which includes the participation of the governing body of the Contractor’s organization, the designation of a quality improvement committee with oversight and performance responsibility, the supervision of activities by the medical director, and the inclusion of contracted Physicians and other providers in the process of QIS development and performance review.

3.	Governing Body

Contractor shall implement and maintain policies that specify the responsibilities of the governing body including at a minimum the following:

1)	Approves the overall QIS and the annual report of the QIS.

2)	Appoints an accountable entity or entities within Contractor’s organization to provide oversight of the QIS.

3)	Routinely receives written progress reports from the quality improvement committee describing actions taken, progress in meeting QIS objectives, and improvements made.

4)	Directs the operational QIS to be modified on an ongoing basis, and tracks all review findings for follow-up.

4.	Quality Improvement Committee

Contractor shall implement and maintain a Quality Improvement Committee designated by, and accountable to the governing body and shall be facilitated by the medical director or a physician designee. Contractor must ensure that subcontractors, who are representative of the composition of the contracted provider network, shall actively participate on the committee.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 4

The committee shall meet at least quarterly but as frequently as necessary to demonstrate follow-up on all findings and required actions. The activities, findings, recommendations, and actions of the committee shall be reported to the governing body in writing on a scheduled basis.

Contractor shall maintain minutes of committee meetings and minutes shall be submitted to DHS quarterly. Contractor shall maintain a process to ensure confidentiality of quality improvement discussions as well as avoidance of conflict of interest on the part of committee members.

5.	Provider Participation

Contractor shall ensure that subcontracting Physicians and other providers from the community shall be involved as an integral part of the QIS. Contractor shall maintain and implement appropriate procedures to keep subcontracting providers informed of the written QIS, its activities, and outcomes.

6.	Delegation of Quality Improvement Activities

A.	Contractor is accountable for all quality improvement functions and responsibilities (e.g. Utilization Management, Credentialing and Site Review) that are delegated to subcontractors. If Contractor delegates quality improvement functions, Contractor and delegated entity (subcontractor) shall include in their subcontract, at minimum:

1)	Quality improvement responsibilities, and specific delegated functions and activities of the Contractor and subcontractor.

2)	Contractor’s oversight, monitoring, and evaluation processes and subcontractor’s agreement to such processes.

3)	Contractor’s reporting requirements and approval processes. The agreement shall include subcontractor’s responsibility to report findings and actions taken as a result of the quality improvement activities at least quarterly.

4)	Contractor’s actions/remedies if subcontractor’s obligations are not met.

B.	Contractor shall maintain a system to ensure accountability for delegated quality improvement activities, that at a minimum:

1)	Evaluates subcontractor’s ability to perform the delegated activities including an initial review to assure that the subcontractor has the

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Exhibit A, Attachment 4

administrative capacity, task experience, and budgetary resources to fulfill its responsibilities.

2)	Ensures subcontractor meets standards set forth by the Contractor and DHS.

3)	Includes the continuous monitoring, evaluation and approval of the delegated functions.

7.	Written Description

Contractor shall implement and maintain a written description of its QIS that shall include the following:

A.	Organizational commitment to the delivery of quality health care services as evidenced by goals and objectives which are approved by Contractor’s governing body and periodically evaluated and updated.

B.	Organizational chart showing the key staff and the committees and bodies responsible for quality improvement activities including reporting relationships of QIS committee(s) and staff within the Contractor’s organization.

C.	Qualifications of staff responsible for quality improvement studies and activities, including education, experience and training.

D.	A description of the system for provider review of QIS findings, which at a minimum, demonstrates physician and other appropriate professional involvement and includes provisions for providing feedback to staff and providers, regarding QIS study outcomes.

E.	The role, structure, function of the quality improvement committee.

F.	The processes and procedures that will ensure that all medically necessary health care services are available and accessible to all Members regardless of race, color, national origin, gender or disability, and that all services are provided in a culturally and linguistically appropriate manner.

G.	A description of the mechanisms used to continuously review, evaluate, and improve access to and availability of services. The description shall include methods to ensure that members are able to obtain appointments within established standards.

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Exhibit A, Attachment 4

H.	Description of the quality of clinical care services provided, including, but not limited to, preventive services for children and adults, perinatal care, primary care, specialty, emergency, inpatient, and ancillary care services.

I.	Description of the activities designed to assure the provision of case management, coordination and continuity of care services.

8.	Quality Improvement Annual Report

Contractor shall develop an annual quality improvement report for submission to DHS on an annual basis. The annual report shall include:

A.	A comprehensive assessment of the quality improvement activities undertaken and an evaluation of areas of success and needed improvements in services rendered within the quality improvement program, including but not limited to, the collection of aggregate data on utilization; the review of quality of services rendered; the results of the External Accountability Set measures; and, outcomes/findings from Quality Improvement Projects (QIPs), consumer satisfaction surveys and collaborative initiatives.

B.	An assessment of subcontractor’s performance of delegated quality improvement activities.

9.	External Quality Review Requirements

At least annually or as designated by DHS, DHS shall arrange for an external quality of care review of the Contractor by an entity qualified to conduct such reviews in accordance with Title 22, CCR, Section 53860 (d) and Title 42, USC, Section 1396a(30)(C). Contractor shall cooperate with and assist the External Quality Review Organization (EQRO) designated by the State in the conduct of this review.

A.	External Accountability Set (EAS) Performance Measures

The External Accountability Set (EAS) consists of a set of Health Plan Employer Data and Information Set (HEDIS®) measures developed by the National Committee for Quality Assurance (NCQA) and DHS developed performance measures selected by DHS for evaluation of health plan performance.

1)

On an annual basis, Contractor shall submit to an on-site EAS Compliance Audit (also referred to as the Health Plan Employer Data and Information Set (HEDIS®) Compliance Audit™) to assess the Contractor’s information and reporting systems, as well as the

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Exhibit A, Attachment 4

Contractor’s methodologies for calculating performance measure rates. Contractor shall use the DHS-selected contractor for performance of the EAS/HEDIS Compliance Audit and calculation of DHS-developed performance measures that constitute the EAS. Compliance Audits will be performed by an EQRO as contracted and paid for by the State.

2)	Contractor shall calculate and report all EAS performance measures at the county level.

a)	HEDIS rates are to be calculated by the Contractor and verified by the DHS-selected EQRO. Rates for DHS- developed performance measures will be calculated by the EQRO.

b)	Contractor shall report audited results on the EAS performance measures to DHS no later than June 15 of each year or such date as established by DHS. Contractor shall initiate reporting on EAS performance measures for the reporting cycle following the first year of operation.

3)	Contractor shall meet or exceed the DHS-established Minimum Performance Level (MPL) for each HEDIS measure.

a)	For each measure that does not meet the MPL set for that year, or is reported as a “Not Report” (NR) due to an audit failure, Contractor must submit a plan outlining the steps that will be taken to improve the subsequent year’s performance.

i.	The improvement plan must include, at a minimum, identification of the team that will address the problem, a root cause analysis, identification of interventions that will be implemented, and a proposed timeline.

ii.	Improvement plans are due to the DHS within 60 calendar days of the DHS’ notification that the Contractor has performed at or below the MPL for the period under review.

iii.	Additional reporting may be required of the Contractor until such time as improvement is demonstrated.

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Exhibit A, Attachment 4

B.	Under/Over-Utilization Monitoring

In addition to the EAS performance measures, Contractor shall submit to an audit of, and report rates for, an Under/Over-Utilization Monitoring Measure Set based upon selected HEDIS Use of Service measures. These measures will be audited as part of the EAS/HEDIS Compliance Audit and rates shall be submitted with the EAS audited rates. DHS will bear the costs associated with the Compliance Audit as performed by the contracted EQRO. The measures selected for inclusion in the set will be chosen by DHS on an annual basis. By August 1 of each year, DHS will notify Contractors of the HEDIS measures selected for inclusion in the following year’s Utilization Monitoring measure set.

C.	Quality Improvement Projects (QIPs)

Contractor is required to conduct and/or participate in four (4) Quality Improvement Projects. For Contractors holding multiple Medi-Cal managed care contracts, each contracted entity will be required to conduct and/or participate in four QIPs.

1)	Among the four QIPs:

a)	One must be plan-specific (“internal QIP”)

b)	One must be in collaboration with at least one other health plan (“small -group collaborative”)

Collaboratives must include a minimum of two (2) DHS health plan Contractors and must use standardized measures and clinical practice guidelines. Additionally, all health plans participating in a collaborative must agree to the same timelines for development, implementation, and measurement. Health plans must also agree on the nature of health plan commitment of staff and other resources to the collaborative project.

Contractors may include only one county in a collaborative regardless of whether the health plan’s contract covers multiple counties. However, if multiple counties are to be included, Contractor shall demonstrate that the measurement strategies are adequate to assess the impact of the intervention within each county. DHS must approve the Contractor’s proposal before the Contractor proceeds with their intended approach for multiple county measurement.

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Exhibit A, Attachment 4

c)	One must be the statewide collaborative QIP (“Cal-QIP”)

2)	Among the above listed four QIPs:

a)	One must be non-clinical (i.e., availability, accessibility or cultural competency of services; appeals, grievances, and complaints); and

b)	One must be clinical (i.e., to improve clinical services or clinical interventions).

3)	Contractor shall use the NCQA Quality Improvement Activity form to propose initiation of the study and for subsequent periodic reporting.

D.	Consumer Satisfaction Survey

At intervals as determined by DHS, DHS’ contracted EQRO will conduct a consumer satisfaction survey. Contractor shall provide appropriate data to the EQRO to facilitate this survey.

10.	Site Review

A.	General Requirement

Contractor shall conduct site reviews on all Primary Care Provider sites according to the Site Review Policy Letter, MMCD Policy Letter 02-02 and Title 22, CCR, Section 53856.

B.	Pre-Operational Site Reviews

The number of site reviews to be completed prior to initiating plan operation in a Service Area shall be based upon the total number of new primary care sites in the provider network. For more than 30 sites in the provider network, a 5% sample size or a minimum of 30 sites, which ever is greater in number, shall be reviewed 6 weeks prior to plan operation. Reviews shall be completed on all remaining sites within six (6) months of Plan operation. For 30 or fewer sites, reviews shall be completed on all sites six (6) weeks prior to Plan operation.

C.	Credentialing Site Review

A site review is required as part of the credentialing process when both the facility and the provider are added to the Contractor’s provider

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Exhibit A, Attachment 4

network. If a provider is added to Contractor’s provider network, and the provider site has a current passing site review survey score, a site survey need not be repeated for provider credentialing or recredentialing.

D.	Corrective Actions

Contractor shall ensure that a corrective action plan is developed to correct cited deficiencies and that corrections are completed and verified within the established guidelines as specified in MMCD Policy Letter 02-02, the Site Review Policy Letter. Primary Care Provider sites that do not correct cited differences are to be terminated from Contractor network.

E.	Data Submission

Contractor shall submit the site review data to DHS by January 31 and July 31 of each year. All data elements defined by DHS shall be included in the data submission report.

F.	Continuing Oversight

Contractor shall retain accountability for all site review activities whether carried out by the Contractor, completed by other Medi-Cal Managed Care contractors or delegated to other entities.

11.	Disease Surveillance

Contractor shall implement and maintain procedures for reporting any disease or condition to public health authorities as required by State law.

12.	Credentialing and Recredentialing

Contractor shall develop, and maintain written policies and procedures that include initial credentialing, recredentialing, recertification, and reappointment of Physicians including Primary Care Physicians and specialists in accordance with the MMCD, Credentialing and Recredentialing Policy Letter, MMCD Policy Letter 02-03. Contractor shall ensure those policies and procedures are reviewed and approved by the governing body, or designee. Contractor shall ensure that the responsibility for recommendations regarding credentialing decisions will rest with a credentialing committee or other peer review body.

A.	Standards

All providers of Covered Services must be qualified in accordance with current applicable legal, professional, and technical standards and appropriately licensed, certified or registered. All providers must have

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Exhibit A, Attachment 4

good standing in the Medicare and Medicaid/Medi-Cal programs. Providers that have been terminated from either Medicare or Medicaid/Medi-Cal cannot participate in Contractor’s provider network.

B.	Delegated Credentialing

Contractor may delegate credentialing and recredentialing activities. If Contractor delegates these activities, Contractor shall comply with provision 6, Delegation of Quality Improvement Activities, above.

C.	Credentialing Provider Organization Certification

Contractor and their subcontractors (e.g. a medical group or independent physician organization) may obtain credentialing provider organization certification (POC) from the National Committee on Quality Assurance (NCQA). Contractor may accept evidence of NCQA POC certification in lieu of a monitoring visit at delegated physician organizations.

D.	Disciplinary Actions

Contractor shall implement and maintain a system for the reporting of serious quality deficiencies that result in suspension or termination of a practitioner to the appropriate authorities. Contractor shall implement and maintain policies and procedures for disciplinary actions including, reducing, suspending, or terminating a practitioner’s privileges. Contractor shall implement and maintain a provider appeal process.

E.	Medi-Cal and Medicare Provider Status

The Contractor will verify that their subcontracted providers have not been terminated as Medi-Cal or Medicare providers or have not been placed on the Suspended and Ineligible Provider list. Terminated providers in either Medicare or Medi-Cal/Medicaid or on the Suspended and Ineligible Provider list, cannot participate in the Contractor’s provider network.

F.	Health Plan Accreditation

If Contractor has received a rating of “Excellent, “Commendable” or “Accredited” from NCQA, the Contractor shall be “deemed” to meet the DHS requirements for credentialing and will be exempt from the DHS medical review audit of Credentialing.

Deeming of credentialing certification from other private credentialing organizations will be reviewed on an individual basis.

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Exhibit A, Attachment 4

G.	Credentialing of Other Non-Physician Medical Practitioners

Contractor shall develop and maintain policies and procedures that ensure that the credentials of Nurse Practitioners, Certified Nurse Midwives, Clinical Nurse Specialists and Physician Assistants have been verified in accordance with State requirements.

13.	Medical Records

A.	General Requirement

Contractor shall ensure that appropriate Medical Records for Members, pursuant to Title 28, CCR, Section 1300.80(b)(4) and 42 USC § 1396a(w), shall be available to health care providers at each Encounter in accordance with Title 28 CCR, Section 1300.67.1 (c) and Title 22, CCR, Section 53861 and MMCD Policy Letter 02-02.

B.	Medical Records

Contractor shall develop, implement and maintain written procedures pertaining to any form of medical records:

1)	For storage and filing of medical records including: collection, processing, maintenance, storage, retrieval identification, and distribution.

2)	To ensure that medical records are protected and confidential in accordance with all Federal and State law.

3)	For the release of information and obtaining consent for treatment.

4)	To ensure maintenance of medical records in a legible, current, detailed, organized and comprehensive manner (records may be electronic or paper copy).

C.	On-Site Medical Records

Contractor shall ensure that an individual is delegated the responsibility of securing and maintaining medical records at each site.

D.	Member Medical Record

Contractor shall ensure that a complete medical record is maintained for each Member in accordance with Title 22, CCR, Section 53861, that

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Exhibit A, Attachment 4

reflects all aspects of patient care, including ancillary services, and at a minimum includes:

1)	Member identification on each page; personal/biographical data in the record.

2)	Member’s preferred language (if other than English) prominently noted in the record, as well as the request or refusal of language/interpretation services.

3)	All entries dated and author identified; for member visits, the entries shall include at a minimum, the subjective complaints, the objective findings, and the plan for diagnosis and treatment.

4)	The record shall contain a problem list, a complete record of immunizations and health maintenance or preventive services rendered.

5)	Allergies and adverse reactions are prominently noted in the record.

6)	All informed consent documentation, including the human sterilization consent procedures required by Title 22, CCR, Sections 51305.1 through 51305.6, if applicable.

7)	Reports of emergency care provided (directly by the contracted provider or through an emergency room) and the hospital discharge summaries for all hospital admissions.

8)	Consultations, referrals, specialists’, pathology, and laboratory reports. Any abnormal results shall have an explicit notation in the record.

9)	For medical records of adults, documentation of whether the individual has been informed and has executed an advanced directive such as a Durable Power of Attorney for Health Care.

10)	Health education behavioral assessment and referrals to health education services. For patients 12 years or older, a notation concerning use of cigarettes, alcohol, and substance abuse, health education, or counseling and anticipatory guidance.

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Exhibit A, Attachment 5

UTILIZATION MANAGEMENT

1.	Utilization Management (UM) Program

Contractor shall develop, implement, and continuously update and improve, a UM program that ensures appropriate processes are used to review and approve the provision of Medically Necessary Covered Services. Contractor is responsible to ensure that the UM program includes:

A.	Qualified staff responsible for the UM program.

B.	The separation of medical decisions from fiscal and administrative management to assure those medical decisions will not be unduly influenced by fiscal and administrative management.

C.	Contractor shall ensure that the UM program allows for a second opinion from a qualified health professional at no cost to the Member.

D.	Established criteria for approving, modifying, deferring, or denying requested services. Contractor shall utilize evaluation criteria and standards to approve, modify, defer, or deny services. Contractor shall document the manner in which providers are involved in the development and or adoption of specific criteria used by the Contractor.

E.	An established specialty referral system to track and monitor referrals requiring prior authorization through the Contractor. The system shall include authorized, denied, deferred, or modified referrals, and the timeliness of the referrals.

Contractor shall ensure that all contracting health care practitioners are aware of the referral processes and tracking procedures.

F.	The integration of UM activities into the Quality Improvement System (QIS), including a process to integrate reports on review of the number and types of appeals, denials, deferrals, and modifications to the appropriate QIS staff.

2.	Pre-Authorizations and Review Procedures

Contractor shall ensure that its pre-authorization, concurrent review and retrospective review procedures meet the following minimum requirements:

A.	Qualified health care professionals supervise review decisions and a qualified Physician will review all denials.

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Exhibit A, Attachment 5

B.	There is a set of written criteria or guidelines for Utilization Review that is based on sound medical evidence, is consistently applied, regularly reviewed, and updated.

C.	Reasons for decisions are clearly documented.

D.	Notification to Members regarding denied, deferred or modified referrals is made as specified in Exhibit A, Attachment 13, Member Services. There shall be a well-publicized appeals procedure for both providers and patients.

E.	Decisions and appeals are made in a timely manner and are not unduly delayed for medical conditions requiring time sensitive services.

F.	Prior Authorization requirements shall not be applied to Emergency Services, family planning services, preventive services, basic prenatal care, sexually transmitted disease services, and HIV testing.

G.	Records, including any Notice of Action, shall meet the retention requirements described in Exhibit E, Attachment 2, provision 19.

H.	Contractor must notify the requesting provider of any decision to deny, approve, modify, or delay a service authorization request, or to authorize a service in an amount, duration, or scope that is less than requested. The notice to the provider may be orally or in writing.

3.	Timeframes for Medical Authorization

A.	Emergency Care: No prior authorization required, following the reasonable person standard to determine that the presenting complaint might be an emergency.

B.	Post-stabilization: Response to request within 30 minutes or the service is deemed approved in accordance with Title 22, CCR, Section 53855 (a), or any future amendments thereto.

C.	Non-urgent care following an exam in the emergency room: Response to request within 30 minutes or deemed approved.

D.	Concurrent Review of authorization for treatment regimen already in place: 72 hours or consistent with urgency of the Member’s medical condition in accordance with Health & Safety Code Section 1367.01, or any future amendments thereto.

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Exhibit A, Attachment 5

E.	Retrospective review: Within 30 days in accordance with Health & Safety Code Section 1367.01, or any future amendments thereto.

F.	Pharmaceuticals: 24 hours on all drugs that require prior authorization in accordance with Welfare & Institutions Code, Section 14185 or any future amendments thereto.

G.	Routine authorizations: Five (5) business days from receipt of the information reasonably necessary to render a decision (these are requests for specialty service, cost control purposes, out-of-network not otherwise exempt from prior authorization) in accordance with Health & Safety Code, Section 1367.01, or any future amendments thereto, but, no longer than 14 days from the receipt of the request. The decision may be deferred and the time limit extended an additional 14 calendar days only where the Member or the Member’s provider requests an extension, or the Contractor can provide justification upon request by the State for the need for additional information and how it is in the Member’s interest. Any decision delayed beyond the time limits is considered a denial and must be immediately processed as such.

H.	Expedited authorizations: Three (3) working days after receipt of the request for service (these are requests in which a provider indicates, or the Contractor determines, that following the standard timeframe could seriously jeopardize the Member’s life or health or ability to attain, maintain, or regain maximum function). The time limit may be extended by up to 14 calendar days if the Member requests an extension, or if the Contractor can provide justification upon request by the State for the need for additional information and how it is in the Member’s interest. Any decision delayed beyond the time limits is considered a denial and must be immediately processed as such.

I.	Hospice care: 24-hour response.

4.	Review of Utilization Data

Contractor shall include within the UM program mechanisms to detect both under- and over-utilization of health care services. Contractor’s internal reporting mechanisms used to detect Member utilization patterns shall be reported to DHS upon request.

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Exhibit A, Attachment 5

5.	Delegating UM Activities

Contractor may delegate UM activities. If Contractor delegates these activities, Contractor shall comply with Exhibit A, Attachment 4, provision 6, Delegation of Quality Improvement Activities.

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Exhibit A, Attachment 6

PROVIDER NETWORK

1.	Network Capacity

Contractor shall maintain a provider network adequate to serve sixty percent (60%) of all Eligible Beneficiaries in the proposed county and provide the full scope of benefits. Contractor will increase the capacity of the network as necessary to accommodate enrollment growth beyond the sixty percent (60%). However, after the first twelve months of operation, if Enrollments do not achieve seventy-five (75%) of the required network capacity, the Contractor’s total network capacity requirement may be renegotiated.

2.	Network Composition

Contractor shall maintain an adequate number of inpatient Facilities, Service Sites, professional, allied, specialist and supportive paramedical personnel within their network to provide Covered Services to its Members.

3.	Provider to Member Ratios

A.	Contractor shall ensure that networks continuously satisfy the following full-time equivalent provider to Member ratios:

1)	Primary Care Physicians 1:2,000

2)	Total Physicians 1:1,200

B.	If Non-Physician Medical Practitioners are included in Contractor’s provider network, each individual Non-Physician Medical Practitioner shall not exceed a full-time equivalent provider/patient caseload of one provider per 1,000 patients.

4.	Physician Supervisor to Non-Physician Medical Practitioner Ratios

Contractor shall ensure compliance with Title 22, CCR, Section 51241, and that full-time equivalent Physician Supervisor to Non-Physician Medical Practitioner ratios do not exceed the following:

A.	Nurse Practitioners 1:4

B.	Physician Assistants 1:2

C.	Four (4) Non-Physician Medical Practitioners in any combination that does not include more than three nurse midwives or two Physician assistants.

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Exhibit A, Attachment 6

5.	Emergency Services

Contractor shall have as a minimum a designated emergency service facility, providing care on a 24-hour-a-day, 7-day-a-week basis. This designated emergency service facility will have one or more Physicians and one Nurse on duty in the facility at all times.

6.	Specialists

Contractor shall maintain adequate numbers and types of specialists within their network to accommodate the need for specialty care in accordance with Title 22, CCR, Section 53853(a).

7.	Federally Qualified Health Center (FQHC) Services

Contractor shall meet federal requirements for access to FQHC services, including those in 42 United States Code Section 1396 b(m). Contractor shall reimburse FQHCs in accordance with Exhibit A, Attachment 8, Provider Compensation Arrangements, provision 7. If FQHC services are not available in the provider network of either the Local Initiative (LI) Health Plan in the county or Contractor, Contractor shall reimburse FQHCs for services provided out-of-plan to Contractor’s Members at the FQHC rate determined by DHS. If FQHC services are not available in Contractor’s provider network, but are available within DHS’ time and distance standards for access to Primary Care for Contractor’s Members in the LI Health Plan’s provider network in the county, Contractor shall not be obligated to reimburse FQHCs for services provided out-of-plan to Members (unless authorized by Contractor).

8.	Time and Distance Standard

Contractor shall maintain a network of Primary Care Physicians which are located within thirty (30) minutes or ten (10) miles of a Member’s residence unless the Contractor has a DHS approved alternative time and distance standard.

9.	Plan Physician Availability

Contractor shall have a plan Physician available 24 hours per day, seven days per week to coordinate the transfer of care of a Member whose emergency condition is stabilized, to authorize medically necessary post-stabilization services, and for general communication with emergency room personnel.

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Exhibit A, Attachment 6

10.	Provider Network Report

Contractor shall submit to DHS on a quarterly basis, in a format specified by DHS, a report summarizing changes in the provider network.

A.	The report shall identify provider deletions and additions and the resulting impact to:

1)	Geographic access for the Members;

2)	Cultural and linguistic services including provider and provider staff language capability;

3)	The percentage of Traditional and Safety-Net providers;

4)	The number of Members assigned to each Primary Care Physician;

5)	The percentage of Members assigned to Traditional and Safety-Net providers; and

6)	The network providers who are not accepting new patients.

B.	Contractor shall submit the report thirty (30) days following the end of the reporting quarter.

11.	This item intentionally left blank.

12.	Ethnic and Cultural Composition

Contractor shall ensure that the composition of Contractor’s provider network meets the ethnic, cultural, and linguistic needs of Contractor’s Members on a continuous basis.

13.	Subcontracts

Contractor may enter into Subcontracts with other entities in order to fulfill the obligations of the Contract. In doing so, Contractor shall meet the subcontracting requirements as stated in Title 22, CCR, Section 53867 and this Contract.

A.	Laws and Regulations

All Subcontracts shall be in writing and in accordance with the requirements of the Knox-Keene Health Care Services Plan Act of 1975, Health and Safety Code Section 1340 et seq.; Title 28, CCR, Section 1300

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Exhibit A, Attachment 6

et seq.; W&I Code Section 14200 et seq.; Title 22, CCR, Section 53800 et seq.; and applicable federal and State laws and regulations.

B.	Subcontract Requirements

Each Subcontract shall contain:

1)	Specification of the services to be provided by the subcontractor.

2)	Specification that the Subcontract shall be governed by and construed in accordance with all laws and applicable regulations governing this Contract.

3)	Specification that the Subcontract or Subcontract amendments shall become effective only as set forth in subparagraph C. Departmental Approval – Non-Federally Qualified HMOs, or subparagraph D, Departmental Approval – Federally Qualified HMOs.

4)	Specification of the term of the Subcontract, including the beginning and ending dates as well as methods of extension, renegotiation and termination.

5)	Language comparable to Exhibit A, Attachment 8, provision 13 for those subcontractors at risk for non-contracting emergency services.

6)	Subcontractor’s agreement to submit reports as required by Contractor.

7)	Subcontractor’s agreement to make all of its books and records, pertaining to the goods and services furnished under the terms of the Subcontract, available for inspection, examination or copying:

a)	By DHS, Department of Health and Human Services (DHHS), Department of Justice (DOJ), and Department of Managed Health Care (DMHC).

b)	At all reasonable times at the subcontractor’s place of business or at such other mutually agreeable location in California.

c)	In a form maintained in accordance with the general standards applicable to such book or record keeping.

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Exhibit A, Attachment 6

d)	For a term of at least five years from the close of DHS’ fiscal year for the last year in which the Subcontract was in effect.

e)	Including all Encounter data for a period of at least five years.

8)	Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor from the Contractor.

9)	Subcontractor’s agreement to maintain and make available to DHS, upon request, copies of all sub-subcontracts and to ensure that all sub-subcontracts are in writing and require that the Sub-subcontractor:

a)	Make all applicable books and records available at all reasonable times for inspection, examination, or copying by DHS, DHHS, DOJ and DMHC.

b)	Retain such books and records for a term of at least five years from the close of DHS’ fiscal year for the last year in which the sub-subcontract is in effect.

10)	Subcontractor’s agreement to assist Contractor in the transfer of care pursuant to Exhibit E, Attachment 2, provision 15. B. Phase out Requirements, in the event of Contract termination.

11)	Subcontractor’s agreement to assist Contractor in the transfer of care in the event of sub-subcontract termination for any reason.

12)	Subcontractor’s agreement to notify DHS in the event the agreement with the Contractor is amended or terminated. Notice is considered given when properly addressed and deposited in the United States Postal Service as first-class registered mail, postage attached.

13)	Subcontractor’s agreement that assignment or delegation of the Subcontract will be void unless prior written approval is obtained from DHS.

14)	Subcontractor’s agreement to hold harmless both the State and Members in the event the Contractor cannot or will not pay for services performed by the subcontractor pursuant to the Subcontract.

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Exhibit A, Attachment 6

15)	Subcontractor’s agreement to timely gather, preserve and provide to DHS, any records in the subcontractor’s possession, in accordance with Exhibit E, Attachment 2, provision 25, Records Related to Recovery for Litigation.

16)	Subcontractor’s agreement to provide interpreter services for Members at all provider sites.

17)	Subcontractor’s right to submit a grievance and Contractor’s formal process to resolve Provider Grievances.

18)	Subcontractor’s agreement to participate and cooperate in the Contractor’s Quality Improvement System.

19)	Subcontractor’s agreement to comply with all applicable requirements of the DHS, Medi-Cal Managed Care Program.

C.	Departmental Approval - Non-Federally Qualified HMOs

Except as provided in Exhibit A, Attachment 8, Provider Compensation Arrangements, provision 7 regarding Federally Qualified Health Centers and Rural Health Clinics, a provider or management Subcontract entered into by Contractor which is not a federally qualified HMO shall become effective upon approval by DHS in writing, or by operation of law where DHS has acknowledged receipt of the proposed Subcontract, and has failed to approve or disapprove the proposed Subcontract within sixty (60) days of receipt. Within five (5) State working days of receipt, DHS shall acknowledge in writing the receipt of any material sent to DHS by Contractor for approval.

Subcontract amendments shall be submitted to DHS for prior approval at least thirty (30) days before the effective date of any proposed changes governing compensation, services, or term. Proposed changes which are neither approved or disapproved by DHS, shall become effective by operation of law thirty (30) days after DHS has acknowledged receipt or upon the date specified in the Subcontract amendment, whichever is later.

D.	Departmental Approval - Federally Qualified HMOs

Except as provided in Exhibit A, Attachment 8, provision 7, Provider Compensation Arrangements, regarding Federally Qualified Health Centers and Rural Health Clinics, Subcontracts entered into by Contractor which is a federally qualified HMO shall be:

1)	Exempt from prior approval by DHS.

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Exhibit A, Attachment 6

2)	Submitted to DHS upon request.

E.	Public Records

Subcontracts entered into by the Contractor and all information received in accordance with this subsection will be public records on file with DHS, except as specifically exempted in statute. The names of the officers and owners of the subcontractor, stockholders owning more than ten (10) percent of the stock issued by the subcontractor and major creditors holding more than five (5) percent of the debt of the subcontractor will be attached to the Subcontract at the time the Subcontract is presented to DHS.

14.	Subcontracts with Federally Qualified Health Centers and Rural Health Clinics (FQHC/RHC)

Subcontracts with FQHCs shall also meet Subcontract requirements of provision 13 above and reimbursement requirements in Exhibit A, Attachment 8, provision 7. In Subcontracts with FQHCs and RHCs where a negotiated reimbursement rate is agreed to as total payment, a provision that such rate constitutes total payment shall be included in the Subcontract.

15.	Traditional and Safety-Net Providers Participation

Contractor shall establish participation standards pursuant to Title 22, CCR, Section 53800(b)(2)(C)(1) to ensure participation and broad representation of Traditional and Safety-Net Providers within a Service Area. Contractor shall maintain the percentage of Traditional and Safety-Net Provider within a Service Area submitted and approved by DHS. Federally Qualified Health Centers meet the definitions of both Traditional and Safety-Net providers.

16.	Nondiscrimination In Provider Contracts

Contractor shall not discriminate for the participation, reimbursement, or indemnification of any provider who is acting within the scope of practice of his or her license or certification under applicable State law, solely on the basis of that license or certification. If the Contractor declines to include individual or groups of providers in its network, it must give the affected providers written notice of the reason for its decision. Contractor’s provider selection policies must not discriminate against providers that serve high-risk populations or specialize in conditions requiring costly treatment. This section shall not be construed to require Contractor to contract with providers beyond the number necessary to meet the needs of Contractor’s Members; preclude Contractor from using different reimbursement amounts for different specialties or for different

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Exhibit A, Attachment 6

practitioners in the same specialty; or preclude Contractor from establishing measures that are designed to maintain quality of services and control costs and is consistent with Contractor’s responsibilities to Members.

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Exhibit A, Attachment 7

PROVIDER RELATIONS

1.	Exclusivity

Contractor shall not, by use of an exclusivity provision, clause, agreement, or in any other manner, prohibit any subcontractor from providing services to Medi-Cal beneficiaries who are not Members of the Contractor’s plan. This prohibition is not applicable to contracts entered into between Contractor and Knox-Keene licensed health care service plans.

2.	Provider Grievances

Contractor shall have a formal process to accept, acknowledge, and resolve provider grievances. A provider of medical services may submit to Contractor a grievance concerning the authorization or denial of a service; denial, deferral or modification of a prior authorization request on behalf of a Member; or the processing of a payment or non-payment of a claim by the Contractor. This process shall be communicated to subcontracting and non-contracting providers.

3.	This item intentionally left blank.

4.	Provider Manual

Contractor shall issue a Provider Manual and updates to the providers of Medi-Cal services. The manual and updates shall serve as a source of information to health care providers regarding Medi-Cal services, policies and procedures, statutes, regulations, telephone access and special requirements.

5.	Provider Training

Contractor shall ensure that all providers receive training regarding the Medi-Cal Managed Care program in order to operate in full compliance with the Contract and all applicable Federal and State statutes and regulations. Contractor shall ensure that provider training relates to Medi-Cal Managed Care services, policies, procedures and any modifications to existing services, policies or procedures. Contractor shall conduct training for all providers within ten (10) days after the Contractor places a newly contracted provider on active status. Contractor shall ensure that provider training includes information on all Member rights specified in Exhibit A, Attachment 13, Member Services, including the right to full disclosure of health care information and the right to actively participate in health care decisions. Contractor shall ensure that ongoing training is conducted when deemed necessary by either the Contractor or the State.

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Exhibit A, Attachment 7

6.	Submittal of Inpatient Days Information

Upon DHS’ written request, Contractor shall report hospital inpatient days to DHS as required by W&I Code, section 14105.985(b)(2) for the time period and in the form and manner specified in DHS’ request, within thirty (30) days of receipt of the request. Contractor shall submit additional reports to DHS, as requested, for the administration of the Disproportionate Share Hospital program.

7.	Emergency Department Protocols

Contractor shall develop and maintain protocols for communicating and interacting with emergency departments. Protocols shall be distributed to all emergency departments in the contracted Service Area and shall include at a minimum the following:

A.	Description of telephone access to triage and advice systems used by the Contractor.

B.	Plan contact person responsible for coordinating services and who can be contacted 24 hours a day.

C.	Written referral procedures (including after-hours instruction) that emergency department personnel can provide to Medi-Cal Members who present at the emergency department for non-emergency services.

D.	Procedures for emergency departments to report system and/or protocol failures and process for ensuring corrective action.

8.	Prohibited Punitive Action Against the Provider

Contractor must ensure that punitive action is not taken against the provider who either requests an expedited resolution or supports a Member’s appeal.

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Exhibit A, Attachment 8

PROVIDER COMPENSATION ARRANGEMENTS

1.	Provider Compensation

Contractor may compensate providers as Contractor and provider negotiate and agree, except, capitation rates cannot be stated as a percent of Medi-Cal revenue. This provision will not be construed to prohibit subcontracts in which compensation or other consideration is determined on a capitation basis.

2.	This item intentionally left blank.

3.	Physician Incentive Plan Requirements

Contractor may implement and maintain a Physician Incentive Plan only if:

A.	No specific payment is made directly or indirectly under the incentive plan to a Physician or Physician group as an inducement to reduce or limit Medically Necessary Covered Services provided to an individual Member; and

B.	The stop-loss protection (reinsurance), beneficiary survey, and disclosure requirements of 42 CFR 417.479, 42 CFR 422.208 and 42 CFR 422.210 are met by Contractor.

4.	This item intentionally left blank.

5.	Claims Processing

Contractor shall pay all claims submitted by subcontracting providers in accordance with this section, unless the subcontracting provider and Contractor have agreed in writing to an alternate payment schedule.

A.	Contractor shall comply with Health and Safety Code Sections 1371 through 1371.36. Contractor shall be subject to any remedies, including interest payments provided for in these sections, if it fails to meet the standards specified in these sections.

B.	Contractor shall maintain procedures for prepayment and post payment claims review, including review of data related to provider, Member and Covered Services for which payment is claimed.

C.

Contractor shall maintain sufficient claims processing/tracking/payment systems capability to: comply with applicable State and federal law, regulations and Contract requirements, determine the status of received

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Exhibit A, Attachment 8

claims, and calculate the estimate for incurred and unreported claims, as specified by Title 28, CCR, Sections 1300.77.1 and 1300.77.2.

D.	Contractor shall submit claims payment summary reports to DHS on a quarterly basis. Quarterly summary reports shall provide for claim payment reporting requirement data in a form and manner specified by DHS.

1)	Percent of uncontested claims that are paid or denied within 30 working days of receipt.

2)	Percent of uncontested claims that are paid or denied within 45 working days of receipt.

Working days are State calendar (State Appointment Calendar, Standard 101) working days.

6.	Prohibited Claims

Except in specified circumstances, Contractor and any of its Affiliates and subcontractors shall not submit a claim or demand, or otherwise collect reimbursement for any services provided under this Contract to a Medi-Cal Member. Collection of claim may be made under those circumstances described in Title 22, CCR, Sections 53866, 53220, and 53222.

7.	Federally Qualified Health Centers (FQHC), Rural Health Clinics (RHC), and Indian Health Service Facilities

A.	FQHCs Availability and Reimbursement Requirement

If FQHC services are not available in the provider network of either the Local Initiative Health Plan in the county or Contractor, Contractor shall reimburse non-contracting FQHCs for services provided to Contractor’s Members at a level and amount of payment that is not less than the Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. If FQHC services are not available in Contractor’s provider network, but are available within DHS’ time and distance standards for access to Primary Care for Contractor’s Members within the Local Initiative Health Plan’s provider network in the county, Contractor shall not be obligated to reimburse non-contracting FQHCs for services provided to Contractor’s Members (unless authorized by Contractor).

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Exhibit A, Attachment 8

B.	Federally Qualified Health Centers/Rural Health Clinics (FQHC/RHC)

Contractor shall submit to DHS, within thirty (30) days of a request and in the form and manner specified by DHS, the services provided and the reimbursement level and amount for each of Contractor’s FQHC and RHC Subcontracts. Contractor shall certify in writing to DHS within thirty (30) days of DHS’ written request that, pursuant to Welfare and Institutions Code Section 14087.325(b) and (d), as amended by Chapter 894, Statutes of 1998, FQHC and RHC Subcontract terms and conditions are the same as offered to other Subcontractors providing a similar scope of service and that reimbursement is not less than the level and amount of payment that Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. Contractor is not required to pay FQHCs and RHCs the Medi-Cal per visit rate for that facility. At its discretion, DHS reserves the right to review and audit Contractor’s FQHC and RHC reimbursement to ensure compliance with State and federal law and shall approve all FQHC and RHC Subcontracts consistent with the provisions of Welfare and Institutions Code, Section 14087.325(h).

To the extent that Indian Health Service Facilities qualify as FQHCs or RHCs, the above reimbursement requirements shall apply to subcontracts with Indian Health Service Facilities.

C.	Indian Health Service Facilities

Contractor shall reimburse Indian Health Service Facilities for services provided to Members who are qualified to receive services from an Indian Health Service Facility according to one of the reimbursement options in Title 22, CCR, Section 55140(a). Contractor shall reimburse non-contracting Indian Health Service Facilities at the approved Medi-Cal per visit rate for that facility.

8.	Non-Contracting Certified Nurse Midwife (CNM) and Certified Nurse Practitioner (CNP) Reimbursement

If there are no CNMs or CNPs in Contractor’s provider network, Contractor shall reimburse non-contracting CNMs or CNPs for services provided to Members at no less than the applicable Medi-Cal Fee-For-Service (FFS) rates. If an appropriately licensed non-contracting facility is used, Contractor shall pay the facility fee. For hospitals, the requirements of provision 13, paragraph C. below apply. For birthing centers, the Contractor shall reimburse no less than the applicable Medi-Cal FFS rate.

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Exhibit A, Attachment 8

9.	Non-Contracting Family Planning Providers’ Reimbursement

Contractor shall reimburse non-contracting family planning providers at no less than the appropriate Medi-Cal FFS rate. Contractor shall reimburse non-contracting family planning providers for services listed in Exhibit A, Attachment 9, provision 8, Access to Services with Special Arrangements, provided to Members of childbearing age to temporarily or permanently prevent or delay pregnancy.

10.	Sexually Transmitted Disease (STD)

Contractor shall reimburse local health departments and non-contracting family planning providers at no less than the appropriate Medi-Cal FFS rate, for the diagnosis and treatment of a STD episode, as defined in MMCD Policy Letter No. 96-09. Contractor shall provide reimbursement only if STD treatment providers provide treatment records or documentation of the Member’s refusal to release Medical Records to Contractor along with billing information.

11.	HIV Testing and Counseling

Contractor shall reimburse local health departments and non-contracting family planning providers at no less than the Medi-Cal FFS rate for HIV testing and counseling. Contractor shall provide reimbursement only if local health departments and non-contracting family planning providers make all reasonable efforts, consistent with current laws and regulations, to report confidential test results to the Contractor.

12.	Immunizations

Contractor shall reimburse local health departments for the administration fee for immunizations given to Members. However, Contractor is not required to reimburse the local health department for an immunization provided to a Member who was already up to date. The local health department shall provide immunization records when immunization services are billed to the Contractor. Contractor shall not be obligated to reimburse providers other than local health departments unless they enter into an agreement with the Contractor.

13.	Non-Contracting Emergency Service Providers

Contractor shall provide care under emergency circumstances in accordance with the requirements of Title 22, CCR, Section 53855 including the following:

A.

Contractor shall pay for Emergency Services received by a Member from non-contracting providers. Payments to non-contracting providers shall be for the treatment of the Emergency Medical Condition including Medically

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Exhibit A, Attachment 8

Necessary services rendered to a Member until the Member’s condition has stabilized sufficiently to permit discharge, or referral and transfer in accordance with instructions from Contractor. Emergency Services shall not be subject to Prior Authorization by Contractor.

B.	At a minimum, Contractor must reimburse the non-contracting emergency department and, if applicable, its affiliated providers for Physician services at the lowest level of emergency department evaluation and management CPT (Physician’s Current Procedural Terminology) codes, unless a higher level is clearly supported by documentation, and for the facility fee and diagnostic services such as laboratory and radiology.

C.	For hospital inpatient services, reimbursement by Contractor, or by a subcontractor who is at risk for out-of-plan Emergency Services, to a non-contracting Emergency Services provider shall be the lower of the following rates applicable to the provider at the time the services were rendered by the provider:

1)	For a provider not contracting with the State under the Selected Provider Contracting Program, the lower of:

a)	The Medi-Cal Fee-For-Service rate that would be received by the provider if the service were provided for a beneficiary under the Medi-Cal Fee-For-Service program: or

b)	The inpatient rate negotiated by Contractor or subcontractor with the provider.

2)	For a provider contracting with the State under the Selected Provider Contracting Program, the lower of:

a)	The average California Medical Assistance Commission (CMAC) rate for the geographic region referred to as Standard Consolidated Statistical Area in which the provider is located for the last year reported, as published in the most recent CMAC Annual Report to the Legislature; or

b)	The inpatient rate negotiated by Contractor or subcontractor with the provider.

D.

For all other non-contracting providers, reimbursement by Contractor, or by a subcontractor who is at risk for out-of-plan Emergency Services, for properly documented claims for services rendered by a non-contracting provider pursuant to this provision shall be made in accordance with provision 5. Claims Processing, above, and shall be the lower of the

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Exhibit A, Attachment 8

following rates applicable at the time the services were rendered by the provider:

1)	The usual charges made to the general public by the provider.

2)	The maximum Fee-For-Service rates for similar services under the Medi-Cal program.

3)	The rate agreed to by Contractor and the provider.

E.	Disputed Emergency Services claims may be submitted to DHS, Office of Administrative Hearings and Appeals, 1029 J Street, Suite 200, Sacramento, California, 95814 for resolution under the provisions of Section 14454 (b) of the Welfare and Institutions Code and Title 22, CCR, Section 53875. Contractor agrees to abide by the findings of DHS in such cases, to promptly reimburse the non-contracting provider within thirty (30) days of the effective date of a decision that Contractor is liable for payment of a claim and to provide proof of reimbursement in such form as the DHS Director may require. Failure to reimburse the non-contracting provider and provide proof of reimbursement to DHS within thirty (30) days shall result in liability offsets in accordance with Welfare and Institutions Code Section 14454(c) and Title 22, CCR, Section 53702.

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Exhibit A, Attachment 9

ACCESS AND AVAILABILITY

1.	General Requirement

Contractor shall ensure that each Member has a Primary Care Provider who is available at the service site for sufficient time to ensure access for the assigned Member upon reasonable request by the Member or when medically required.

Contractor shall ensure Members access to Specialists for Medically Necessary Covered Services. Contractor shall ensure adequate staff within the Service Area, including Physicians, administrative and other support staff directly and/or through Subcontracts, sufficient to assure that health services will be provided in accordance with Title 22, CCR, Section 53853(a) and consistent with all specified requirements.

2.	Existing Patient-Physician Relationships

Contractor shall ensure that no traditional or safety-net provider, upon entry into the Contractor’s network, suffers any disruption of existing patient-physician relationships, to the maximum extent possible.

3.	Access Requirements

Contractor shall establish acceptable accessibility standards in accordance with Title 28, Section 1300.67.2.1 and as specified below. DHS will review and approve standards for reasonableness. Contractor shall communicate, enforce, and monitor providers’ compliance with these standards.

A.	Appointments

Contractor shall implement and maintain procedures for Members to obtain appointments for routine care, Urgent Care, routine specialty referral appointments, prenatal care, children’s preventive periodic health assessments, and adult initial health assessments. Contractor shall also include procedures for follow-up on missed appointments.

B.	Routine Specialty Referral

Contractor shall ensure that a Member needing a routine specialty referral receives an appointment within 30 days of request.

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Exhibit A, Attachment 9

C.	First Prenatal Visit

Contractor shall ensure that the first prenatal visit for a pregnant Member will be available within two (2) weeks upon request.

D.	Waiting Times

Contractor shall develop, implement, and maintain a procedure to monitor waiting times in the providers’ offices, telephone calls (to answer and return), and time to obtain various types of appointments indicated in subparagraph A. Appointments, above.

E.	Telephone Procedures

Contractor shall require providers to maintain a procedure for triaging Members’ telephone calls, providing telephone medical advice (if it is made available) and accessing telephone interpreters.

F.	Urgent Care

Contractor shall ensure that a Member needing Urgent Care will be seen within 48 hours upon request.

G.	After Hours Calls

At a minimum, Contractor shall ensure that a Physician or an appropriate licensed professional under his/her supervision will be available for after-hours calls.

H.	Unusual Specialty Services

Contractor shall arrange for the provision of seldom used or unusual specialty services from specialists outside the network if unavailable within Contractor’s network, when determined Medically Necessary.

4.	Access to Services to Which Contractor or Subcontractor Has a Moral Objection

Contractor shall arrange for the timely referral and coordination of covered services to which the Contractor or subcontractor has religious or ethical objections to perform or otherwise support. Contractor shall demonstrate ability to arrange, coordinate and ensure provision of services through referrals at no additional expense to DHS. Contractor shall identify these services in the Member Services Guide.

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Exhibit A, Attachment 9

5.	Standing Referrals

Contractor shall provide for standing referrals to specialists in accordance with Health and Safety Code, Section 1374.16.

6.	Emergency Care

Contractor shall ensure that a Member with an Emergency Condition will be seen on an emergency basis and that Emergency Services will be available and accessible within the Service Area 24-hours-a-day.

A.	Contractor shall cover emergency medical services without prior authorization pursuant to Title 28, CCR, Section 1300.67(g) and Title 22, CCR, Section 53216. Contractor shall coordinate access to emergency care services in accordance with the Contractor’s DHS-approved Emergency Department protocol (see Exhibit A, Attachment 7, Provider Relations).

B.	Contractor shall ensure adequate follow-up care for those Members who have been screened in the Emergency Room and require non-emergency care.

C.	Contractor shall ensure that a plan physician is available 24 hours a day to authorize Medically Necessary post-stabilization care and coordinate the transfer of stabilized members in an emergency department, if necessary.

7.	Nurse Midwife and Nurse Practitioner Services

Contractor shall meet federal requirements for access to Certified Nurse Midwife (CNM) services as defined in Title 22, CCR, Section 51345 and Certified Nurse Practitioner (CNP) services as defined in Title 22, CCR, Section 51345.1. Contractor shall inform Members that they have a right to obtain out-of-plan CNM services.

8.	Access to Services with Special Arrangements

A.	Family Planning

Members have the right to access family planning services through any family planning provider without Prior Authorization. Contractor shall inform its Members in writing of their right to access any qualified family planning provider without Prior Authorization in its Member Services Guide (see Exhibit A, Attachment 13).

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Exhibit A, Attachment 9

1)	Informed Consent

Contractor shall ensure that informed consent is obtained from Medi-Cal enrollees for all contraceptive methods, including sterilization, consistent with requirements of Title 22, CCR, Sections 51305.1 and 51305.3.

2)	Out-Of-Network Family Planning Services

Members of childbearing age may access the following services from out of plan family planning providers to temporarily or permanently prevent or delay pregnancy:

a)	Health education and counseling necessary to make informed choices and understand contraceptive methods.

b)	Limited history and physical examination.

c)	Laboratory tests if medically indicated as part of decision-making process for choice of contraceptive methods. Contractor shall not be required to reimburse out-of-plan providers for pap smears, if Contractor has provided pap smears to meet the U.S. Preventive Services Task Force guidelines.

d)	Diagnosis and treatment of a sexually transmitted disease episode, as defined by DHS for each sexually transmitted disease, if medically indicated.

e)	Screening, testing, and counseling of at risk individuals for HIV and referral for treatment.

f)	Follow-up care for complications associated with contraceptive methods provided or prescribed by the family planning provider.

g)	Provision of contraceptive pills, devices, and supplies.

h)	Tubal ligation.

i)	Vasectomies.

j)	Pregnancy testing and counseling.

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Exhibit A, Attachment 9

B.	Sexually Transmitted Diseases (STDs)

Contractor shall provide access to STD services without Prior Authorization to all Members both within and outside its provider network. Members may access out-of-plan STD services through local health department (LHD) clinics, family planning clinics, or through other community STD service providers. Members may access LHD clinics and family planning clinics for diagnosis and treatment of a STD episode. For community providers other than LHD and family planning providers, out-of-plan services are limited to one office visit per disease episode for the purposes of: (1) diagnosis and treatment of vaginal discharge and urethral discharge, (2) those STDs that are amenable to immediate diagnosis and treatment, and this includes syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, Trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale and (3) evaluation and treatment of pelvic inflammatory disease. Contractor shall provide follow-up care.

C.	HIV Testing and Counseling

Members may access confidential HIV counseling and testing services through the Contractor’s provider network and through the out-of-network local health department and family planning providers.

D.	Minor Consent Services

Contractor shall ensure the provision of Minor Consent Services for individuals under the age of eighteen (18). Minor Consent Services shall be available within the provider network and Members shall be informed of the availability of these services. Minors do not need parental consent to access these services. Minor Consent Services are services related to:

1)	Sexual assault, including rape.

2)	Drug or alcohol abuse for children twelve (12) years of age or older.

3)	Pregnancy.

4)	Family planning.

5)	Sexually transmitted diseases (STDs), designated by the Director, in children twelve (12) years of age or older.

6)	Outpatient mental health care for children twelve (12) years of age or older who are mature enough to participate intelligently and

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Exhibit A, Attachment 9

where either (1) there is a danger of serious physical or mental harm to the minor or others, or (2) the children are the alleged victims of incest or child abuse.

E.	Immunizations

Members may access LHD for immunizations. Contractor shall, upon request, provide updated information on the status of Members’ immunizations to LHDs. The LHD shall provide immunization records when immunization services are billed to the Contractor.

9.	This item intentionally left blank.

10.	Access for Disabled Members

Contractor’s Facilities shall comply with the requirements of Title III of the Americans with Disabilities Act of 1990, and shall ensure access for the disabled which includes, but is not limited to, ramps, elevators, restrooms, designated parking spaces, and drinking water provision.

11.	Civil Rights Act of 1964

Contractor shall ensure compliance with Title 6 of the Civil Rights Act of 1964 (42 U.S.C. Section 2000d, 45 C.F.R. Part 80) that prohibits recipients of federal financial assistance from discriminating against persons based on race, color, religion, or national origin. Contractor shall ensure equal access to health care services for limited English proficient Medi-Cal Members through provision of high quality interpreter and linguistic services.

12.	Cultural and Linguistic Program

Contractor shall have a Cultural and Linguistic Services Program that incorporates the requirements of Title 22, CCR, Section 53876. Contractor shall monitor, evaluate, and take effective action to address any needed improvement in the delivery of culturally and linguistically appropriate services. Contractor shall review and update their cultural and linguistic services consistent with the group needs assessment requirements stipulated below.

A.	Written Description

Contractor shall implement and maintain a written description of its Cultural and Linguistic Services Program, which shall include at minimum the following:

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Exhibit A, Attachment 9

1)	An organizational commitment to deliver culturally and linguistically appropriate health care services.

2)	Goals and objectives.

3)	A timetable for implementation and accomplishment of the goals and objectives.

4)	An organizational chart showing the key staff persons with overall responsibility for cultural and linguistic services and activities. A narrative shall explain the chart and describe the oversight and direction to the Community Advisory Committee, provisions for support staff, and reporting relationships. Qualifications of staff, including appropriate education, experience and training shall also be described.

5)	Standards and Performance requirements for the delivery of culturally and linguistically appropriate health care services.

B.	Linguistic Capability of Employees

Contractor shall assess, identify and track the linguistic capability of interpreters or bilingual employees and contracted staff (clinical and non-clinical).

C.	Group Needs Assessment

Contractor shall conduct a group needs assessment of its Members to determine health education needs, cultural and linguistic needs of Members that speak a primary language other than English, and the particular needs of cultural groups within the Service Area. The assessment must include an assessment of both the health and the general literacy level of the population. Contractor shall prepare and submit a report of the findings of the group needs assessment that summarizes the items listed below.

1)	The methodologies and findings of the group needs assessment.

2)	Identify the linguistic needs of monolingual; non-English and limited English speaking groups, as well as the cultural needs of all plan Members.

3)	The services proposed to address the needs identified; and, key activities, a timeline for implementation, and the individuals responsible for key areas of the implementation plan.

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Exhibit A, Attachment 9

Contractor shall complete the group needs assessment within six (6) months after commencement of operations under this Contract and submit the report within twelve (12) months after commencement of operations under this Contract. Contractor shall conduct a new group needs assessment every five years.

D.	The results of the group needs assessment shall be considered in the development of any Marketing materials prepared by the Contractor.

E.	Cultural Competency Training

Contractor shall provide cultural competency, sensitivity, or diversity training for staff, providers and subcontractors at key points of contact. The training shall cover information about the identified cultural groups in the Contractor’s Service Areas, such as the groups’ beliefs about illness and health; methods of interacting with providers and the health care structure; traditional home remedies that may impact what the provider is trying to do to treat the patient; and, language and literacy needs.

F.	Program Implementation and Evaluation

Contractor shall develop and implement policies and procedures for assessing the performance of individuals who provide linguistic services as well as for overall monitoring and evaluation of the Cultural and Linguistic Services Program.

13.	Linguistic Services

A.	Contractor shall comply with Title 22, CCR, Section 53853(c) and ensure that all monolingual, non-English-speaking, or limited English proficient (LEP) Medi-Cal beneficiaries receive 24-hour oral interpreter services at all key points of contact, as defined in paragraph D of this provision, either through interpreters or telephone language services.

B.	Contractor shall provide, at minimum, the following linguistic services at no cost to Medi-Cal Members:

1)	Oral Interpreters, signers, or bilingual providers and provider staff at all key points of contact. These services shall be provided in all languages spoken by Medi-Cal beneficiaries and not limited to those that speak the threshold concentration standards languages.

2)	Fully translated written informing materials, including but not limited to the Member Services Guide, enrollee information, welcome

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Exhibit A, Attachment 9

packets, marketing information, and form letters including notice of action letters and grievance acknowledgement and resolution letters. Contractor shall provide translated written informing materials to all monolingual or LEP Members that speak the identified threshold or concentration standard languages. The threshold or concentration languages are identified by DHS within the Contractor’s service area, and by the Contractor in its group needs assessment.

3)	Referrals to culturally and linguistically appropriate community service programs.

4)	Telecommunications Device for the Deaf (TDD).

C.	Contractor shall provide written translation services to the following population groups within its service area as determined by DHS:

1)	A population group of mandatory Medi-Cal beneficiaries residing in the Service Area who indicate their primary language as other than English, and that meet a numeric threshold of 3,000.

2)	A population group of mandatory Medi-Cal beneficiaries residing in the Service Area who indicate their primary language as other than English and who meet the concentration standards of 1,000 in a single ZIP code or 1,500 in two contiguous ZIP codes.

D.	Key points of contact include:

1)	Medical care settings: telephone, advice and urgent care transactions, and outpatient encounters with health care providers including pharmacists.

2)	Non-medical care setting: Member services, orientations, and appointment scheduling.

14.	Community Advisory Committee

Contractor shall form a Community Advisory Committee (CAC) pursuant to Title 22, CCR, Section 53876 (c) that will implement and maintain community partnerships with consumers, community advocates, and Traditional and Safety-Net providers. Contractor shall ensure that the CAC is included and involved in policy decisions related to educational, operational and cultural competency issues affecting groups who speak a primary language other than English.

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Exhibit A, Attachment 10

SCOPE OF SERVICES

1.	Covered Services

Contractor shall provide or arrange for all Medically Necessary Covered Services for Members. Covered Services are those services set forth in Title 22, CCR, Chapter 3, Article 4, beginning with Section 51301, and Title 17, CCR, Division 1, Chapter 4, Subchapter 13, beginning with Section 6840, unless otherwise specifically excluded under the terms of this Contract.

2.	Medically Necessary Services

For purposes of this Contract, the term “medically necessary” will include all Covered Services that are reasonable and necessary to protect life, prevent significant illness or significant disability, or to alleviate severe pain through the diagnosis or treatment of disease, illness or injury. {Title 22, CCR, §51303(a)}

When determining the medical necessity of Covered Services for a Medi-Cal beneficiary under the age of 21, “medical necessity” is expanded to include the standards set forth in Title 22, CCR, Section 51340 and 51340.1.

3.	Initial Health Assessment (IHA)

An IHA consists of a history and physical examination and a health education behavioral assessment that enables a provider of primary care services to comprehensively assess the Member’s current acute, chronic and preventive health needs.

A.	Contractor shall cover and ensure the provision of an IHA (complete history and physical examination) in conformance with Title 22, CCR, Section 53851 (b)(1) to each new Member within timelines stipulated in provision 4 and provision 5 below.

B.	Contractor shall ensure that the IHA includes a health education behavioral assessment using an age appropriate DHS approved assessment tool. Contractor is responsible for assuring that arrangements are made for follow-up services that reflect the findings or risk factors discovered during the IHA and health education behavioral assessment.

C.	Contractor shall ensure that Members’ completed IHA and health education behavioral assessment tool are contained in the Members’ medical record and available during subsequent preventive health visits.

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Exhibit A, Attachment 10

D.	Contractor shall make reasonable attempts to contact a member and schedule an IHA. All attempts shall be documented. Documented attempts that demonstrate Contractor’s unsuccessful efforts to contact a member and schedule an IHA shall be considered evidence in meeting this requirement.

4.	Services for Members under Twenty-One (21) Years of Age

Contractor shall cover and ensure the provision of screening, preventive and Medically Necessary diagnostic and treatment services for Members under 21 years of age including Early and Periodic Screening, Diagnosis and Treatment (EPSDT) supplemental services.

Contractor shall ensure that appropriate diagnostic and treatment services are initiated as soon as possible but no later than 60 days following either a preventive screening or other visit that identifies a need for follow-up.

A.	Provision of IHAs for Members under Age 21

1)	For Members under the age of 18 months, Contractor is responsible to cover and ensure the provision of an IHA within 60 days following the date of enrollment or within periodicity timelines established by the American Academy of Pediatrics (AAP) for ages two and younger whichever is less.

2)	For Members 18 months of age and older upon enrollment, Contractor is responsible to ensure an IHA is performed within 120 days of enrollment.

3)	Contractor shall ensure that performance of the California Child Health and Disability Prevention (CHDP) program’s age appropriate assessment due for each child at the time of enrollment is accomplished at the IHA. The initial assessment must both include, or arrange for provision of, all immunizations necessary to ensure that the child is up-to-date for age and an age appropriate health education behavioral assessment.

B.	Children’s Preventive Services

1)

Contractor shall provide preventive health visits for all Members under twenty-one (21) years of age at times specified by the most recent AAP periodicity schedule. This schedule requires more frequent visits than does the periodicity schedule of the CHDP program. Contractor shall provide, as part of the periodic preventive visit, all age specific assessments and services required

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Exhibit A, Attachment 10

by the CHDP program and the age specific health education behavioral assessment as necessary.

2)	Where the AAP periodicity exam schedule is more frequent than the CHDP periodicity examination schedule, Contractor shall ensure that the AAP scheduled assessment includes all assessment components required by the CHDP for the lower age nearest to the current age of the child.

3)	Where a request is made for children’s preventive services by the Member, the Member’s parent(s) or guardian or through a referral from the local CHDP program, an appointment shall be made for the Member to be examined within two weeks of the request.

4)	At each non-emergency Primary Care Encounter with Members under the age of twenty-one (21) years, the Member (if an emancipated minor) or the parent(s) or guardian of the Member shall be advised of the children’s preventive services due and available from Contractor, if the Member has not received children’s preventive services in accordance with CHDP preventive standards for children of the Members’ age. Documentation shall be entered in the Member’s Medical Record which shall indicate the receipt of children’s preventive services in accordance with the CHDP standards or proof of voluntary refusal of these services in the form of a signed statement by the Member (if an emancipated minor) or the parent(s) or guardian of the Member. If the responsible party refuses to sign this statement, the refusal shall be noted in the Member’s Medical Record.

5)	The Confidential Screening/Billing Report form, PM 160-PHP, shall be used to report all children’s preventive services Encounters. The Contractor shall submit completed forms to DHS and to the local children’s preventive services program within thirty (30) days of the end of each month for all Encounters during that month.

C.	Immunizations

Contractor shall ensure that all children are fully immunized during or immediately following (within 30 days) a health care visit. Contractor shall cover and ensure the timely provision of vaccines in accordance with the most recent childhood immunization schedule and recommendations published by the Advisory Committee on Immunization Practices (ACIP). Documentation shall be entered in the Members Medical Record which shall indicate the receipt of vaccines or proof of voluntary refusal of vaccines in the form of a signed statement by the Member (if an

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Exhibit A, Attachment 10

emancipated minor) or the Parent(s) or guardian of the Member. If the responsible party refuses to sign this statement, the refusal shall be noted in the Member’s Medical Record.

D.	Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Supplemental Services

For Members under the age of twenty-one (21) years, Contractor shall provide or arrange and pay for EPSDT supplemental services, including case management and supplemental nursing services, as defined in Title 22, CCR, Section 51184, except when EPSDT supplemental services are provide as CCS services pursuant to Exhibit A, Attachment 11, provision 8, regarding CCS Services, or as mental health services pursuant to provision 7 below, regarding Mental Health Services. Contractor shall determine the medical necessity of EPSDT supplemental services using the criteria established in Title 22, CCR, Sections 51340 and 51340.1.

EPSDT supplemental services include targeted case management services designed to assist children in gaining access to necessary medical, social, educational and other services.

5.	Services for Adults

A.	IHAs for Adults (Age 21 and older)

Contractor shall cover and ensure that an IHA for adult Members is performed within 120 days of enrollment.

Contractor shall ensure that the performance of the initial complete history and physical exam for adults includes, but is not limited to:

1)	blood pressure,

2)	height and weight,

3)	total serum cholesterol measurement for men ages 35 and over and women ages 45 and over,

4)	clinical breast examination for women over 40,

5)	mammogram for women age 50 and over,

6)	Pap smear (or arrangements made for performance) on all women determined to be sexually active,

7)	chlamydia screen for all sexually active females aged 21 and older who are determined to be at high-risk for chlamydia infection using the most current CDC guidelines. These guidelines include the screening of all sexually active females aged 21 through 25 years of age,

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Exhibit A, Attachment 10

8)	screening for TB risk factors including a Mantoux skin test on all persons determined to be at high risk, and,

9)	health education behavioral risk assessment.

B.	Adult Preventive Services

Contractor shall cover and ensure the delivery of all preventive services and medically necessary diagnostic and treatment services for adult Members.

1)	Contractor shall ensure that the latest edition of the Guide to Clinical Preventive Services published by the U.S. Preventive Services Task Force (USPSTF) is used to determine the provision of clinical preventive services to asymptomatic, healthy adult Members [age twenty-one (21) or older]. As a result of the IHA or other examination, discovery of the presence of risk factors or disease conditions will determine the need for further follow-up, diagnostic, and/or treatment services. In the absence of the need for immediate follow-up, the core preventive services identified in the requirements for the IHA for adults described above shall be provided in the frequency required by the USPSTF Guide to Clinical Preventive Services.

2)	Contractor shall cover and ensure the provision of all medically necessary diagnostic, treatment, and follow-up services which are necessary given the findings or risk factors identified in the IHA or during visits for routine, urgent, or emergent health care situations. Contractor shall ensure that these services are initiated as soon as possible but no later than 60 days following discovery of a problem requiring follow up.

C.	Immunizations

Contractor is responsible for assuring that all adults are fully immunized. Contractor shall cover and ensure the timely provision of vaccines in accordance with the most current California Adult Immunization recommendations.

In addition, Contractor shall cover and ensure the provision of age and risk appropriate immunizations in accordance with the findings of the IHA, other preventive screenings and/or the presence of risk factors identified in the health education behavioral assessment.

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Exhibit A, Attachment 10

6.	Pregnant Women

A.	Prenatal Care

Contractor shall cover and ensure the provision of all Medically Necessary services for pregnant women. Contractor shall ensure that the most current standards or guidelines of the American College of Obstetricians and Gynecologists (ACOG) are utilized as the minimum measure of quality for perinatal services.

B.	Risk Assessment

Contractor shall implement a comprehensive risk assessment tool for all pregnant female Members that is comparable to the American College of Obstetrics and Gynecology standard and Comprehensive Perinatal Services Program (CPSP) standards per Title 22, CCR, Section 51348. The results of this assessment shall be maintained as part of the obstetrical record and shall include medical/obstetrical, nutritional, psychosocial, and health education needs risk assessment components. The risk assessment tool shall be administered at the initial prenatal visit, once each trimester thereafter and at the postpartum visit. Risks identified shall be followed up on by appropriate interventions, which must be documented in the medical record.

C.	Referral to Specialists

Contractor shall ensure that pregnant women at high risk of a poor pregnancy outcome are referred to appropriate specialists including perinatologists and have access to genetic screening with appropriate referrals. Contractor shall also ensure that appropriate hospitals are available within the provider network to provide necessary high-risk pregnancy services.

7.	Services for All Members

A.	Health Education

1)	Contractor shall implement and maintain a health education system that includes programs, services, functions, and resources necessary to provide health education, health promotion and patient education for all Members.

2)	Contractor shall ensure administrative oversight of the health education system by a qualified full-time health educator. This

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Exhibit A, Attachment 10

individual shall possess a master’s degree in public or community health with specialization in health education.

3)	Contractor shall provide health education programs and services at no charge to Members directly and/or through subcontracts or other formal agreements with providers that have expertise in delivering health education services to the Member population.

4)	Contractor shall ensure the organized delivery of health education programs using educational strategies and methods that are appropriate for Members and effective in achieving behavioral change for improved health.

5)	Contractor shall ensure that health education materials are written at the sixth grade reading level and are culturally and linguistically appropriate for the intended audience.

6)	Contractor shall maintain a health education system that provides educational interventions addressing the following health categories and topics:

a)	Appropriate use of health care services: managed health care; preventive and primary health care; obstetrical care; health education services; and, complimentary and alternative care.

b)	Risk-reduction and healthy lifestyles: tobacco use and cessation; alcohol and drug use; injury prevention; prevention of sexually transmitted diseases; HIV and unintended pregnancy; nutrition, weight control, and physical activity; and, parenting.

c)	Self-care and management of health conditions: pregnancy; asthma; diabetes; and, hypertension.

7)	Contractor shall ensure that Members receive point of service education as part of preventive and primary health care visits. Contractor shall provide education, training, and program resources to assist contracting medical providers in the delivery of health education services for Members.

8)	Contractor shall maintain health education policies and procedures, and standards and guidelines; conduct appropriate levels of program evaluation; and, monitor performance of providers that are

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 10

contracted to deliver health education services to ensure effectiveness.

9)	Contractor shall periodically review the health education system to ensure appropriate allocation of health education resources, and maintain documentation that demonstrates effective implementation of the health education requirements.

B.	Hospice Care

Contractor shall cover and ensure the provision of hospice care services. Contractor shall ensure that Members and their families are fully informed of the availability of hospice care as a covered service and the methods by which they may elect to receive these services. For individuals who have elected hospice care, Contractor shall arrange for continuity of medical care, including maintaining established patient-provider relationships, to the greatest extent possible. Contractor shall cover the cost of all hospice care provided. Contractor is also responsible for all medical care not related to the terminal condition.

Admission to a nursing facility of a Member who has elected hospice services as described in Title 22, CCR, Section 51349, does not affect the Member’s eligibility for enrollment under this Contract. Hospice services are covered services under this Contract and are not long term care services regardless of the Member’s expected or actual length of stay in a nursing facility.

Members with a terminal condition covered by CCS must be clearly informed that election of hospice will terminate the child’s eligibility for CCS services.

C.	Vision Care - Lenses

Contractor shall cover and ensure the provision of eye examinations and prescriptions for corrective lenses as appropriate for all Members. Contractor shall arrange for the fabrication of optical lenses for Members through Prison Industry Authority (PIA) optical laboratories. Contractor shall cover the cost of the eye examination and dispensing of the lenses for Members. DHS will reimburse PIA for the fabrication of the optical lenses in accordance with the contract between DHS and PIA.

D.	Mental Health Services

1)	Contractor shall cover outpatient mental health services that are within the scope of practice of Primary Care Physicians.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 10

Contractor’s policies and procedures shall define and describe what services are to be provided by Primary Care Physicians. In addition, Contractor shall cover and ensure the provision of psychotherapeutic drugs prescribed by its Primary Care Providers, except those specifically excluded in this Contract as stipulated below.

2)	Contractor shall cover and pay for all Medically Necessary Covered Services for the Member, including the following services:

a)	Emergency room professional services as described in Title 22, CCR, Section 53855, except services provided by psychiatrists, psychologists, licensed clinical social workers, marriage, family and child counselors, or other Specialty Mental Health Providers.

b)	Facility charges for emergency room visits which do not result in a psychiatric admission.

c)	All laboratory and radiology services when these services are necessary for the diagnosis, monitoring, or treatment of a Member’s mental health condition.

d)	Emergency medical transportation services necessary to provide access to all Medi-Cal Covered Services, including emergency mental health services, as described in Title 22, CCR, Section 51323.

e)	All non-emergency medical transportation services, as provided for in Title 22, CCR, Section 51323, required by Members to access Medi-Cal covered mental health services, subject to a written prescription by a Medi-Cal Specialty Mental Health Provider, except when the transportation is required to transfer the Member from one facility to another, for the purpose of reducing the local Medi-Cal mental health program’s cost of providing services.

f)

Medically Necessary Covered Services after Contractor has been notified by a specialty mental health provider that a Member has been admitted to a psychiatric inpatient hospital, including the initial health history and physical examination required upon admission and any consultations related to Medically Necessary Covered Services. However, notwithstanding this requirement, Contractor shall not be

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Exhibit A, Attachment 10

responsible for room and board charges for psychiatric inpatient hospital stays by Members.

g)	All Medically Necessary Medi-Cal covered psychotherapeutic drugs for Members not otherwise excluded under this Contract.

i.	This includes reimbursement for covered psychotherapeutic drugs prescribed by out-of-plan psychiatrists for Members.

ii.	Contractor may require that covered prescriptions written by out-of-plan psychiatrists be filled by pharmacies in Contractor’s provider network.

iii.	Reimbursement to pharmacies for those psychotherapeutic drugs listed in Attachment 10-A (consisting of one page), and psychotherapeutic drugs classified as Anti-Psychotics and approved by the FDA after July 1,1997, shall be reimbursed through the Medi-Cal fee-for-service program, whether these drugs are provided by a pharmacy contracting with Contractor or by an out-of-plan pharmacy provider. To qualify for reimbursement under this provision, a pharmacy must be enrolled as a Medi-Cal provider in the Medi-Cal fee-for-service program.

h)	Paragraphs c), e), and f) above shall not be construed to preclude Contractor from: 1) requiring that Covered Services be provided through Contractor’s provider network, to the extent possible, or 2) applying Utilization Review controls for these services, including Prior Authorization, consistent with Contractor’s obligation to provide Covered Services under this Contract.

3)	Contractor shall develop and implement a written internal policy and procedure to ensure that Members who need specialty mental health services (services outside the scope of practice of Primary Care Physicians) are referred to and are provided mental health services by an appropriate Medi-Cal Fee-For-Service (FFS) mental health provider or to the local mental health plan for specialty mental health services in accordance with Exhibit A, Attachment 11, provision 5.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 10

4)	Contractor shall establish and maintain mechanisms to identify Members who require non-covered psychiatric services and ensure appropriate referrals are made. Contractor shall continue to cover and ensure the provision of primary care and other services unrelated to the mental health treatment and coordinate services between the Primary Care Provider and the psychiatric service provider(s). Contractor shall enter into a Memorandum of Understanding with the county mental health plan in accordance with Exhibit A, Attachment 12, provision 3, Local Health Department Coordination regarding Local Mental Health Plan Coordination.

E.	Tuberculosis (TB)

TB screening, diagnosis, treatment and follow-up are covered under the Contract. Contractor shall provide TB care and treatment in compliance with the guidelines recommended by American Thoracic Society and the Centers for Disease Control and Prevention.

Contractor shall coordinate with Local Health Departments in the provision of Direct Observed Therapy as required in Exhibit A, Attachment 11, provision 15, regarding Coordination of Care, Direct Observed Therapy for Treatment of Tuberculosis and Exhibit 12, Local Health Department Coordination.

F.	Pharmaceutical Services and Provision of Prescribed Drugs

1)	Contractor shall cover and ensure the provision of all prescribed drugs and Medically Necessary pharmaceutical services. Contractor shall provide pharmaceutical services and prescription drugs in accordance with all Federal and State laws and regulations including, but not limited to the California State Board of Pharmacy Laws and Regulations, Title 22, CCR, Sections 53214 and 53854 and Title 16, Sections 1707.1, 1707.2, and 1707.3. Prior authorization requirements for pharmacy services and provision of prescribed drugs must be clearly described in the Member Services Guide and provider manuals of the Contractor.

At a minimum, Contractor shall arrange for pharmaceutical services to be available during regular business hours, and shall ensure the provision of drugs prescribed in emergency circumstances in amounts sufficient to last until the Member can reasonably be expected to have the prescription filled.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 10

Contractor shall develop and implement effective drug utilization reviews and treatment outcomes systems to optimize the quality of pharmacy services.

2)	Contractor shall submit to DHS a complete formulary prior to the beginning of operations. Thereafter, a report of changes to the formulary shall be submitted to DHS upon request and on an annual basis. Contractor’s formulary shall be comparable to the Medi-Cal FFS list of contract drugs, except for drugs carved out through specific contract agreements. Comparable means that the Contractor’s formulary must contain drugs which represent each mechanism of action sub-class within all major therapeutic categories of prescription drugs included in the Medi-Cal FFS list of contract drugs. All drugs listed on the Medi-Cal FFS list need not be included in Contractor’s formulary.

3)	The Contractor shall implement and maintain a process to ensure that its formulary is reviewed and updated no less than quarterly. This review and update must consider all drugs approved by the FDA and/or added to Medi-Cal Managed Care’s list of contract drugs. Deletions to the formulary must be documented and justified.

4)	Contractor’s process should also ensure that drug utilization reviews are appropriately conducted and that pharmacy service and drug utilization encounter data are provided to DHS on a monthly basis.

5)	Reimbursement to pharmacies for those drugs for the treatment of HIV/AIDS listed in Exhibit A, Attachment 10-B (consisting of one page) classified as Nucleoside Analogues or Nucleoside Reverse Transcriptase Inhibitors, Non-Nucleoside Reverse Transcriptase Inhibitors and Protease Inhibitors approved by the FDA after July 1, 1997, shall be reimbursed through the Medi-Cal FFS program, whether these drugs are provided by a pharmacy contracting with Contractor or by an out-of-plan pharmacy provider. To qualify for reimbursement under this provision, a pharmacy must be enrolled as a Medi-Cal provider in the Medi-Cal FFS program.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 10 - A

EXCLUDED PSYCHOTHERAPEUTIC DRUGS

Generic Name

Amantadine HCL

Benztropine Mesylate

Biperiden HCL

Biperiden Lactate

Chlorpromazine HCL

Chlorprothixene

Clozapine

Fluphanazine Decanoate

Fluphanazine Enanthate

Fluphanazine HCL

Haloperidol

Haloperidol Deconoate

Haloperidol Lactate

Isocarboxazid

Lithium Carbonate

Lithium Citrate

Loxapine HCL

Loxapine Succinate

Mesoridazine Besylate

Molindone HCL

Olanzapine

Perphenazine

Phenelzine Sulfate

Pimozide

Procyclidine HCL

Promazine HCL

Quetiapine

Risperidone

Thioridazine HCL

Thiothixene

Thiothixene HCL

Tranylcypromine Sulfate

Trifluoperazine HCL

Triflupromazine HCL

Trihexphenidyl HCL

Ziprasidone Mesylate

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Exhibit A, Attachment 10 – B

EXCLUDED DRUGS FOR THE TREATMENT OF HUMAN IMMUNODEFICIENCY

VIRUS (HIV) AND ACQUIRED IMMUNODEFICIENCY SYNDROME (AIDS)

Generic Name

Abacavir Sulfate

Abacavir Sulfate/Lamivudine/Zidovudine

Amprenavir

Atazanavir Sulfate

Emtricitabine

Enfuvirtide

Indinavir Sulfate

Efavirenz

Lamivudine

Saquinavir

Lopinavir/Ritonavir

Ritonavir

Delavirdine Mesylate

Saquinavir Mesylate

Tenofovir Disoproxil Fumarate

Nelfinavir Mesylate

Nevirapine

Stavudine

Zidovudine/Lamivudine

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

CASE MANAGEMENT AND COORDINATION OF CARE

1.	Comprehensive Case Management and Coordination of Care Services

Contractor shall provide basic Comprehensive Medical Case Management to each Member.

Contractor shall maintain procedures for monitoring the coordination of care provided to Members, including but not limited to all Medically Necessary services delivered both within and outside the Contractor’s provider network.

2.	Targeted Case Management Services

Contractor is responsible for determining whether a member requires Targeted Case Management (TCM) services, and must refer members who are eligible for TCM services to a Regional Center or local governmental health program as appropriate for the provision of TCM services.

If a Member is receiving TCM services as defined in Title 22, CCR, Section 51185(h) and as specified in Title 22, CCR, Section 51351, Contractor shall be responsible for coordinating the Member’s health care with the TCM provider and for determining the medical necessity of diagnostic and treatment services recommended by the TCM provider that are Covered Services under the Contract.

If Members under age twenty-one (21) are not accepted for TCM services, see Exhibit A, Attachment 10, provision 4, Contractor shall ensure the Members’ access to services comparable to EPSDT TCM services.

3.	Disease Management Program

Contractor is responsible for initiating and maintaining a disease management program. Contractor shall determine the program’s targeted disease conditions and implement a system to identify and encourage Members to participate.

4.	Out-of-Plan Case Management and Coordination of Care

Contractor shall implement procedures to identify individuals who may need or who are receiving services from out of plan providers and/or programs in order to ensure coordinated service delivery and efficient and effective joint case management for services presented in provisions 5 through 16 below.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

5.	Specialty Mental Health

A.	Specialty Mental Health Services

1)	All Specialty Mental Health Services (inpatient and outpatient) are excluded from this Contract.

2)	Contractor shall make appropriate referrals for Members needing Specialty Mental Health Services as follows:

a)	For those Members with a tentative psychiatric diagnosis which meets eligibility criteria for referral to the local Medi-Cal mental health plan, as defined in MMCD Mental Health Policy Letter 00-01 Revised, the Member shall be referred to the local mental health plan.

b)	For those Members whose psychiatric diagnosis is not covered by the local Medi-Cal mental health plan, the Member shall be referred to an appropriate fee-for-service Medi-Cal mental health provider. Contractor shall consult with the local Medi-Cal mental health plan as necessary to identify other appropriate community resources and to assist the Member to locate available mental health services.

3)	Disputes between Contractor and the local Medi-Cal mental health plan regarding this section shall be resolved pursuant to Title 9, CCR, Section 1850.505. Any decision rendered by DHS and the California Department of Mental Health regarding a dispute between Contractor and the local Medi-Cal mental health plan concerning provision of mental health services or Covered Services required under this Contract shall not be subject to the dispute procedures specified in Exhibit E, Attachment 2, provision 18 regarding Disputes.

B.	Local Mental Health Plan Coordination

Contractor shall execute a Memorandum of Understanding (MOU) with the local mental health plan (MHP) as stipulated in Exhibit A, Attachment 12 Local Health Department Coordination, provision 3, for the coordination of Specialty Mental Health Services to Members.

6.	Alcohol and Substance Abuse Treatment Services

Alcohol and substance abuse treatment services available under the Drug Medi-Cal program as defined in Title 22, CCR, Section 51341.1, and outpatient heroin

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Exhibit A, Attachment 11

detoxification services defined in Title 22, CCR, Section 51328 are excluded from this Contract.

Contractor shall identify individuals requiring alcohol and or substance abuse treatment services and arrange for their referral to the Alcohol and Other Drugs Program, including outpatient heroin detoxification providers, for appropriate services. Contractor shall assist Members in locating available treatment service sites. To the extent that treatment slots are not available in the Alcohol and other Drugs Program within the Contractor’s Service Area, the Contractor shall pursue placement outside the area. Contractor shall continue to cover and ensure the provision of primary care and other services unrelated to the alcohol and substance abuse treatment and coordinate services between the primary care providers and the treatment programs.

7.	Services for Children with Special Health Care Needs

Children with Special Health Care Needs (CSHCN) are defined as “those who have or are at increased risk for a chronic physical, behavioral, developmental, or emotional conditions and who also require health or related services of a type or amount beyond that required by children generally”.

Contractor shall implement and maintain a program for CSHCN which includes, but is not limited to, the following:

A.	Standardized procedures for the identification of CSHCN, at enrollment and on a periodic basis thereafter;

B.	Methods for ensuring and monitoring timely access to pediatric specialists, sub-specialists, ancillary therapists, and specialized equipment and supplies; these may include assignment to a specialist as PCP, standing referrals, or other methods as defined by contractor;

C.	Methods for ensuring that each CSHCN receives a comprehensive assessment of health and related needs, and development of a written treatment plan based on that assessment;

D.	A program for case management or care coordination for CSHCN, including coordination with other agencies which provide services for children with special health care needs (e.g. mental health, substance abuse, Regional Center, CCS, local education agency, child welfare agency); and,

E.	Methods for monitoring and improving the quality and appropriateness of care for children with special health care needs.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

8.	California Children Services (CCS)

Services provided by the CCS program are not covered under this contract. Upon adequate diagnostic evidence that a Medi-Cal Member under 21 years of age may have a CCS eligible condition, Contractor shall refer the Member to the local CCS office for determination of eligibility.

A.	Contractor shall develop and implement written policies and procedures for identifying and referring children with CCS-eligible conditions to the local CCS program. The policies and procedures shall include, but not be limited to those which:

1)	Ensure that Contractor’s providers perform appropriate baseline health assessments and diagnostic evaluations which provide sufficient clinical detail to establish, or raise a reasonable suspicion, that a Member has a CCS-eligible medical condition;

2)	Assure that Contracting Providers understand that CCS reimburses only CCS-paneled providers and CCS-approved hospitals within Contractor’s network; and only from the date of referral;

3)	Enable initial referrals of Member’s with CCS-eligible conditions to be made to the local CCS program by telephone, same-day mail or FAX, if available. The initial referral shall be followed by submission of supporting medical documentation sufficient to allow for eligibility determination by the local CCS program.

4)	Ensure that Contractor continues to provide all Medically Necessary Covered Services to the Member until CCS eligibility is confirmed.

5)	Ensure that, once eligibility for the CCS program is established for a Member, Contractor shall continue to provide all Medically Necessary Covered Services that are not authorized by CCS and shall ensure the coordination of services and joint case management between its Primary Care Providers, the CCS specialty providers, and the local CCS program.

6)	If the local CCS program does not approve eligibility, Contractor remains responsible for the provision of all Medically Necessary Covered Services to the Member. If the local CCS program denies authorization for any service, Contractor remains responsible for obtaining the service, if it is Medically Necessary, and paying for the service if it has been provided.

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Exhibit A, Attachment 11

B.	Contractor shall execute a Memorandum of Understanding (MOU) with the local CCS program as stipulated in Exhibit A, Attachment 12, provision 2, Local Health Department Coordination for the coordination of CCS services to Members.

C.	The CCS program authorizes Medi-Cal payments to Contractor network physicians who currently are members of the CCS panel and to other providers who provided CCS-covered services to the Member during the CCS-eligibility determination period who are determined to meet the CCS standards for paneling in accordance with subparagraph D. below. Contractor shall inform providers, except as noted above, that CCS reimburses only CCS paneled providers. The Contractor shall submit information to the CCS program on all providers who have provided services to a Member thought to have a CCS eligible condition.

Authorization for payment shall be retroactive to the date the CCS program was informed about the Member through an initial referral by Contractor or a Contractor network physician, via telephone, FAX, or mail. In an emergency admission, Contractor or Contractor network physician shall be allowed until the next business day to inform the CCS program about the Member. Authorization shall be issued upon confirmation of panel status or completion of the process described above.

9.	Services for Persons with Developmental Disabilities

A.	Contractor shall develop and implement procedures for the identification of Members with developmental disabilities.

B.	Contractor shall refer Members with developmental disabilities to a Regional Center for the developmentally disabled for evaluation and for access to those non-medical services provided through the Regional Centers such as but not limited to, respite, out-of-home placement, and supportive living. Contractor shall participate with Regional Center staff in the development of the individual developmental services plan required for all persons with developmental disabilities, which includes identification of all appropriate services, including medical care services, which need to be provided to the Member.

C.	Services provided under the Home and Community-Based Services (HCBS) waiver programs to persons with developmental disabilities are not covered under this Contract. Contractor shall implement and maintain systems to identify Members with developmental disabilities that may meet the requirements for participation in this waiver and refer these Members to the HCBS Waiver program administered by the State Department of Developmental Services (DDS).

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

If DDS concurs with the Contractor’s assessment of the Member and there is available placement in the waiver program, the Member will receive waiver services while enrolled in the plan. Contractor shall continue to provide all Medically Necessary Covered Services.

D.	Contractor shall execute a Memorandum of Understanding (MOU) with the local Regional Centers as stipulated in Exhibit A, Attachment 12, provision 2, Local Health Department Coordination for the coordination of services for Members with developmental disabilities.

10.	Early Intervention Services

Contractor shall develop and implement systems to identify children who may be eligible to receive services from the Early Start program and refer them to the local Early Start program. These children would include those with a condition known to lead to developmental delay, those in whom a significant developmental delay is suspected, or whose early health history places them at risk for delay. Contractor shall collaborate with the local Regional Center or local Early Start program in determining the Medically Necessary diagnostic and preventive services and treatment plans for Members participating in the Early Start program. Contractor shall provide case management and care coordination to the Member to ensure the provision of all Medically Necessary covered diagnostic, preventive and treatment services identified in the individual family service plan developed by the Early Start program, with Primary Care Provider participation.

11.	Local Education Agency Services

Local Education Agency (LEA) assessment services are services specified in Title 22, CCR Section 51360(b) and provided to students who qualify based on Title 22, CCR, Section 51190.1. LEA services provided pursuant to an Individual Education Plan as set forth in Education Code, Section 56340 et seq. or Individual Family Service Plan as set forth in Government Code, Section 95020, are not covered under this Contract.

12.	School Linked CHDP Services

A.	Coordination of Care

Contractor shall maintain a “medical home” and ensure the overall coordination of care and case management of Members who obtain CHDP services through the local school districts or school sites.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

B.	Cooperative Arrangements

Contractor shall enter into one or a combination of the following arrangements with the local school district or school sites:

1)	Cooperative arrangements (e.g. Subcontracts) with school districts or school sites to directly reimburse schools for the provision of some or all of the CHDP services, including guidelines for sharing of critical medical information. The arrangements shall also include guidelines specifying coordination of services, reporting requirements, quality standards, processes to ensure services are not duplicated, and processes for notification to Member/student/parent on where to receive initial and follow-up services.

2)	Cooperative arrangements whereby the Contractor agrees to provide or contribute staff or resources to support the provision of school linked CHDP services.

3)	Referral protocols/guidelines between the Contractor and the school sites, which merely screen, for the need of CHDP services receive those services from the Contractor within the required State and federal time frames. This shall include strategies for the Contractor to follow-up and document that services are provided to the Member.

4)	Any innovative approach that the Contractor may develop to assure access to CHDP services and coordination with and support for school based health care services.

C.	Subcontracts

Contractor shall ensure that the Subcontracts with the local school districts or school sites meet the requirements of Exhibit A, Attachment 6, provision 13, regarding Subcontracts, and address the following: the population covered, beginning and end dates of the agreement, services covered, practitioners covered, outreach, information dissemination, educational responsibilities, utilization review requirements, referral procedures, medical information flows, patient information confidentiality, quality assurance interface, data reporting requirements, and grievance/complaint procedures.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

13.	Human Immunodeficiency Virus/Acquired Immune Deficiency Syndrome (HIV/AIDS) Home and Community Based Services Waiver Program

Services provided under the HIV/AIDS Home and Community Based Services Waiver are not covered under this Contract. Contractor shall maintain procedures for identifying Members who may be eligible for the HIV/AIDS Home and Community Based Services Waiver Program and shall facilitate referrals of these Members to the HIV/AIDS Home and Community Based Services Waiver Program.

Medi-Cal beneficiaries enrolled in Medi-Cal managed care health plans who are subsequently diagnosed with HIV/AIDS, according to the definition most recently published in the Mortality and Morbidity Report from the Centers for Disease Control and Prevention, may participate in the HIV/AIDS Home and Community Based Services Waiver Program without having to disenroll from their Medi-Cal managed care plan. Members of Medi-Cal managed care plans must meet the eligibility requirements of the HIV/AIDS Home and Community Based Services Medi-Cal Waiver Program and enrollment is dependent on available space. Persons already enrolled in the HIV/AIDS Home and Community Based Services Medi-Cal Waiver Program may voluntarily enroll in a Medi-Cal managed care health plan.

14.	Dental

Dental services are not covered under this Contract. Contractor shall cover and ensure that dental screenings for all Members are included as a part of the initial health assessment. For Members under twenty-one (21) years of age, a dental screening/oral health assessment shall be performed as part of every periodic assessment, with annual dental referrals made commencing at age 3 or earlier if conditions warrant. Contractor shall ensure that Members are referred to appropriate Medi-Cal dental providers.

Contractor shall cover and ensure the provision of covered medical services related to dental services that are not provided by dentists or dental anesthetists. Covered medical services include: contractually covered prescription drugs; laboratory services; and, pre-admission physical examinations required for admission to an out-patient surgical service center or an in-patient hospitalization required for a dental procedure (including facility fees and anesthesia services for both inpatient and outpatient services). Contractor may require Prior Authorization for medical services required in support of dental procedures.

If the Contractor requires pre-authorization for these services, Contractor shall develop and publish the procedures for obtaining pre-authorization to ensure that services for the Member are not unduly delayed. Contractor shall submit such procedures to DHS for review and approval.

Molina Healthcare of California, dba: Molina

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Exhibit A, Attachment 11

15.	Direct Observed Therapy (DOT) for Treatment of Tuberculosis (TB)

A.	DOT is offered by local health departments (LHDs) and is not covered under this Contract. Contractor shall assess the risk of noncompliance with drug therapy for each Member who requires placement on anti-tuberculosis drug therapy.

The following groups of individuals are at risk for non-compliance for the treatment of TB: Members with demonstrated multiple drug resistance (defined as resistance to Isoniazid and Rifampin); Members whose treatment has failed or who have relapsed after completing a prior regimen; children and adolescents; and, individuals who have demonstrated noncompliance (those who failed to keep office appointments). Contractor shall refer Members with active TB and who have any of these risks to the TB Control Officer of the LHD for DOT.

Contractor shall assess the following groups of Members for potential noncompliance and for consideration for DOT: substance abusers, persons with mental illness, the elderly, persons with unmet housing needs, and persons with language and/or cultural barriers. If, in the opinion of the Contractor’s providers, a Member with one or more of these risk factors is at risk for noncompliance, the Member shall be referred to the LHD for DOT.

Contractor shall provide all Medically Necessary Covered Services to the Member with TB on DOT and shall ensure joint case management and coordination of care with the LHD TB Control Officer.

B.	Contractor shall execute a Memorandum of Understanding (MOU) with the LHD as stipulated in Exhibit A, Attachment 12, provision 2, Local Health Department Coordination for the provision of DOT.

16.	Women, Infants, and Children (WIC) Supplemental Nutrition Program

A.	WIC services are not covered under this Contract. However, Contractor shall have procedures to identify and refer eligible Members for WIC services. As part of the referral process, Contractor shall provide the WIC program with a current hemoglobin or hematocrit laboratory value. Contractor shall also document the laboratory values and the referral in the Member’s medical record.

Contractor, as part of its initial health assessment of Members, or, as part of the initial evaluation of newly pregnant women, shall refer and document the referral of pregnant, breastfeeding, or postpartum women or

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Exhibit A, Attachment 11

a parent/guardian of a child under the age of five to the WIC program as mandated by Title 42, CFR 431.635(c).

B.	Contractor shall execute a Memorandum of Understanding (MOU) with the WIC program as stipulated in Exhibit A, Attachment 12, provision 2, Local Health Department Coordination for services provided to Members through the WIC program.

17.	Excluded Services Requiring Member Disenrollment

Contractor shall continue to cover and ensure that all Medically Necessary services are provided to Members who must disenroll and receive the following services through the Medi-Cal Fee-for-Service program until the date of disenrollment is effective.

A.	Long Term Care (LTC)

Long-term care (LTC) is defined as care in a facility for longer than the month of admission plus one month. LTC services are not covered under this Contract. Contractor shall cover Medically Necessary nursing care provided from the time of admission and up to one month after the month of admission.

Contractor shall ensure that Members, other than Members requesting hospice services, in need of nursing Facility services are placed in a health care facility that provides the level of care most appropriate to the Member’s medical needs. These health care facilities include Skilled Nursing Facilities, subacute facilities, pediatric subacute facilities, and Intermediate Care Facilities. Contractor shall base decisions on the appropriate level of care on the definitions set forth in Title 22, CCR, Sections 51118, 51120, 51120.5, 51121, 51124.5, and 51124.6 and the criteria for admission set forth in Title 22, CCR, Sections 51335, 51335.5, 51335.6, and 51334 and related sections of the Manual of Criteria for Medi-Cal Authorization referenced in Title 22, CCR, 51003(e).

Upon admission to an appropriate Facility, Contractor shall assess the Member’s health care needs and estimate the potential length of stay of the Member. If the Member requires LTC, in the Facility for longer than the month of admission plus one month, Contractor shall submit a disenrollment request for the Member to DHS for approval. Contractor shall provide all Medically Necessary Covered Services to the Member until the disenrollment is effective.

An approved disenrollment request will become effective the first day of the second month following the month of the Member’s admission to the

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Exhibit A, Attachment 11

Facility, provided the Contractor submitted the disenrollment request at least thirty (30) days prior to that date. If the Contractor submitted the disenrollment request less than thirty (30) days prior to that date, disenrollment will be effective the first day of the month that begins at least thirty (30) days after submission of the disenrollment request. Upon the disenrollment effective date, Contractor shall ensure the Member’s orderly transfer from the Contractor to the Medi-Cal Fee-For-Service program. This includes notifying the Member and his or her family or guardian of the disenrollment; assuring the appropriate transfer of medical records from the Contractor to the Medi-Cal fee-for-service provider; assuring that continuity of care is not interrupted; and, completion of all administrative work necessary to assure a smooth transfer of responsibility for the health care of the Medi-Cal beneficiary.

Admission to a nursing Facility of a Member who has elected hospice services as described in Title 22, CCR, Section 51349, does not affect the Member’s eligibility for Enrollment under this Contract. Hospice services are Covered Services under this Contract and are not long term care services regardless of the Member’s expected or actual length of stay in a nursing Facility.

B.	Major Organ Transplants

Except for kidney transplants, major organ transplant procedures that are Medi-Cal FFS benefits are not covered under the Contract. When a Member is identified as a potential major organ transplant candidate, Contractor shall refer the Member to a Medi-Cal approved transplant center. If the transplant center Physician considers the Member to be a suitable candidate, the Contractor shall submit a Prior Authorization Request to either the San Francisco Medi-Cal Field Office (for adults) or the California Children Services Program (for children) for approval. Contractor shall initiate disenrollment of the Member when all of the following has occurred: referral of the Member to the organ transplant Facility; the Facility’s evaluation has concurred that the Member is a candidate for major organ transplant; and, the major organ transplant is authorized by either DHS’ Medi-Cal Field Office (for adults) or the California Children Services Program (for children).

Contractor shall continue to provide all Medically Necessary Covered Services until the Member has been disenrolled from the plan.

Upon the disenrollment effective date, Contractor shall ensure continuity of care by transferring all of the Member’s medical documentation to the transplant Physician. The effective date of the disenrollment will be retroactive to the beginning of the month in which the Member was

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Exhibit A, Attachment 11

approved as a major organ transplant candidate. The request for reimbursement for services in the month during which the transplant is approved are to be sent by the provider directly to the Medi-Cal FFS fiscal intermediary. The capitation payment for the Member will be recovered from the Contractor by DHS.

If the Member is evaluated and determined not to be a candidate for a major organ transplant or DHS denies authorization for a transplant, the Member will not be disenrolled. Contractor shall cover the cost of the evaluation performed by the Medi-Cal approved transplant center.

C.	Waiver Programs

DHS administers a number of Medi-Cal Home and Community Based Services (HCBS) Waiver Programs authorized under section 1915(c) of the Social Security Act. Contractor shall have procedures in place to identify Members who may benefit from the HCBS Waiver programs, and refer them to the Medical Care Coordination and Case Management Section of DHS. These waiver programs include the In-Home Medical Care Waiver, the Nursing Facility Subacute Waiver, and the Nursing Facility Waiver. If the agency administering the waiver program concurs with Contractor’s assessment of the Member and there is available placement in the waiver program, Contractor shall initiate disenrollment for the Member. Contractor shall provide documentation to ensure the Member’s orderly transfer to the Medi-Cal Fee-For-Service program. If the Member does not meet the criteria for the waiver program, or if placement is not available, Contractor shall continue comprehensive case management and shall continue to cover all Medically Necessary Covered Services to the Member.

18.	Immunization Registry Reporting

Contractor shall ensure that member-specific immunization information is periodically reported to an immunization registry(ies) established in the Contractor’s Service Area(s) as part of the Statewide Immunization Information System. Reports shall be made following the Member’s initial health assessment and all other health care visits which result in an immunization being provided. Reporting shall be in accordance with all applicable State and federal laws.

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Exhibit A, Attachment 12

LOCAL HEALTH DEPARTMENT COORDINATION

1.	Subcontracts

Contractor shall negotiate in good faith and execute a Subcontract for public health services listed in A through D below with the Local Health Department (LHD) in each county that is covered by this Contract. The Subcontract shall specify: the scope and responsibilities of both parties in the provision of services to Members; billing and reimbursements; reporting responsibilities; and how services are to be coordinated between the LHD and the Contractor, including exchange of medical information as necessary. The Subcontract shall meet the requirements contained in Exhibit A, Attachment 6, provision 13, regarding Subcontracts.

A.	Family Planning Services: as specified in Exhibit A, Attachment 8, provision 9.

B.	STD services for the disease episode, as specified in Exhibit A, Attachment 8, provision 10, by DHS, for each STD, including diagnosis and treatment of the following STDs: syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale.

C.	HIV Testing and Counseling as specified in Exhibit A, Attachment 8, provision 11.

D.	Immunizations: as specified in Exhibit A, Attachment 8, provision 12.

To the extent that Contractor does not meet this requirement on or before four (4) months after award of this Contract, Contractor shall submit documentation substantiating reasonable efforts to enter into Subcontracts.

2.	Subcontracts or Memoranda of Understanding

If reimbursement is to be provided for services rendered by the following programs or agencies, Contractor shall execute a subcontract with the LHD or agency as stipulated in provision 1 above. If no reimbursement is to be made, Contractor or agency shall negotiate in good faith and execute a Memorandum of Understanding (MOU) for services provided by these programs and agencies.

A.	California Children Services (CCS)

B.	Maternal and Child Health (MCH)

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Exhibit A, Attachment 12

C.	Child Health and Disability Prevention (CHDP) Program

D.	Tuberculosis Direct Observed Therapy

E.	Women, Infants, and Children (WIC) Supplemental Nutrition Program

F.	Regional Centers for services for persons with developmental disabilities.

3.	Local Mental Health Plan Coordination

A.	Contractor shall negotiate in good faith and execute a MOU with the local mental health plan (MHP) in accordance with Welfare and Institutions Code, Section 5777.5. The MOU shall specify, consistent with this Contract, the respective responsibilities of Contractor and the MHP in delivering Medically Necessary Covered Services and Specialty Mental Health Services to Members. The MOU shall address:

1)	Protocols and procedures for referrals between Contractor and the MHP;

2)	Protocols for the delivery of Specialty Mental Health Services, including the MHP’s provision of clinical consultation to Contractor for Members being treated by Contractor for mental illness;

3)	Protocols for the delivery of mental health services within the Primary Care Physician’s scope of practice;

4)	Protocols and procedures for the exchange of Medical Records information, including procedures for maintaining the confidentiality of Medical Records;

5)	Procedures for the delivery of Medically Necessary Covered Services to Members who require Specialty Mental Health Services, including:

a)	Pharmaceutical services and prescription drugs;

b)	Laboratory, radiological and radioisotope services;

c)	Emergency room facility charges and professional services;

d)	Emergency and non-emergency medical transportation;

e)	Home health services;

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Exhibit A, Attachment 12

f)	Medically Necessary Covered Services to Members who are patients in psychiatric inpatient hospitals.

6)	Procedures for transfers between inpatient psychiatric services and inpatient medical services to address changes in a Member’s medical or mental health condition.

7)	Procedures to resolve disputes between Contractor and the MHP.

4.	MOU Monthly Reports

To the extent Contractor does not execute an MOU within four (4) months after award of this Contract, Contractor shall submit documentation substantiating its good faith efforts to enter into an MOU. Until such time as an MOU is executed, Contractor shall submit monthly reports to DHS documenting its continuing good faith efforts to execute an MOU and the justifications why such an MOU has not been executed.

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Exhibit A, Attachment 13

MEMBER SERVICES

1.	Members Rights And Responsibilities

A.	Member Rights and Responsibilities

Contractor shall develop, implement and maintain written policies that address the Member’s rights and responsibilities and shall communicate these to its Members, and providers.

1)	Contractor’s written policies regarding Member rights shall include the following:

a)	to be treated with respect, giving due consideration to the Member’s right to privacy and the need to maintain confidentiality of the Member’s medical information.

b)	to be provided with information about the organization and its services.

c)	to be able to choose a Primary Care Provider within the Contractor’s network.

d)	to participate in decision making regarding their own health care, including the right to refuse treatment.

e)	to voice grievances, either verbally or in writing, about the organization or the care received.

f)	to receive oral interpretation services for their language.

g)	to formulate advance directives.

h)	to have access to family planning services, Federally Qualified Health Centers, Indian Health Service Facilities, sexually transmitted disease services and Emergency Services outside the Contractor’s network pursuant to the federal law.

i)	to request a state Medi-Cal fair hearing, including information on the circumstances under which an expedited fair hearing is possible.

j)	to have access to, and where legally appropriate, receive copies of, amend or correct their Medical Record,

k)	to disenroll upon request.

l)	to access minor consent services.

m)	to receive written Member informing materials in alternative formats, including Braille and large size print upon request.

n)	to be free from any form of restraint or seclusion used as a means of coercion, discipline, convenience, or retaliation,

o)	to receive information on available treatment options and alternatives, presented in a manner appropriate to the Member’s condition and ability to understand.

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Exhibit A, Attachment 13

p)	Freedom to exercise these rights without adversely affecting how they are treated by the Contractor, providers, or the State.

2)	Contractor’s written policy regarding Member responsibilities shall include providing accurate information to the professional staff, following instructions, and cooperating with the providers.

B.	Members’ Right to Confidentiality

Contractor shall implement and maintain policies and procedures to ensure the Members’ right to confidentiality of medical information.

1)	Contractor shall ensure that Facilities implement and maintain procedures that guard against disclosure of confidential information to unauthorized persons inside and outside the network.

2)	Contractor shall counsel Members on their right to confidentiality and Contractor shall obtain Member’s consent prior to release of confidential information, unless such consent is not required pursuant to Title 22, CCR, Section 51009.

C.	Members’ Rights to Advance Directives

Contractor shall implement and maintain written policies and procedures respecting advance directives in accordance with the requirements of 42 CFR 422.128 and 42 CFR 438.6(i).

2.	Member Services Staff

A.	Contractor shall maintain the capability to provide Member services to Medi-Cal Members through sufficient assigned and knowledgeable staff.

B.	Contractor shall ensure Member services staff are trained on all contractually required Member service functions including, policies, procedures, and scope of benefits of this Contract.

3.	Call Center Reports

Contractor shall report quarterly, in a format to be approved by DHS, the number of calls received by call type (questions, grievances, access to services, request for health education, etc.); the average speed to answer Member services telephone calls with a live voice; and, the Member services telephone calls abandonment rate.

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Exhibit A, Attachment 13

4.	Written Member Information

A.	Contractor shall provide all new Medi-Cal Members, and Potential Enrollees upon request only, with written Member information as specified in Title 22, CCR, Section 53895. Compliance with items required by Section 53895(b) may be met through distribution of the Member Services Guide.

The Member Services Guide shall meet the requirements of an Evidence of Coverage and Disclosure Form (EOC/DF) as stipulated by Title 28, CCR, Sections 1300.51 (d), Exhibit T (EOC) or U (Combined EOC/DF) and Title 22, CCR, Section 53881. In addition, the Member Services Guide shall meet the requirements contained in Health and Safety Code, Section 1363, and Title 28, CCR, Section 1300.63(a), as to print size, readability, and understandability of text.

B.	Contractor shall distribute the Member information no later than seven (7) days after the effective date of the Member’s Enrollment. Contractor shall revise this information, if necessary, and distribute it annually to each Member or family unit.

C.	Contractor shall ensure that all written Member information is provided to Members at a sixth grade reading level or as determined appropriate through the Contractor’s group needs assessment and approved by DHS. The written Member information shall ensure Members’ understanding of the health plan processes and ensure the Member’s ability to make informed health decisions.

Written Member-informing materials shall be translated into the identified threshold and concentration languages discussed in Exhibit A, Attachment 9, provision 13, regarding Linguistic Services.

Upon request from a visually impaired Member, written Member materials in either Braille or a format utilizing a size fourteen (14) type font shall be provided.

D.	Contractor shall develop and provide each Member, or family unit, a Member Services Guide that constitutes a fair disclosure of the provisions of the covered health care services. The Member Services Guide shall be submitted to DHS for review prior to distribution to Members. The Member Services Guide shall include the following information:

1)	The plan name, address, telephone number and service area covered by the health plan.

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Exhibit A, Attachment 13

2)	A description of the full scope of Medi-Cal Managed Care covered benefits and all available services including health education, interpretive services provided by plan personnel and at service sites, and “carve out” services and an explanation of any service limitations and exclusions from coverage or charges for services. Include information and identification of services to which the Contractor or subcontractor has a moral objection to perform or support.

3)	Procedures for accessing Covered Services including that Covered Services shall be obtained through the plan’s providers unless otherwise allowed under this Contract.

A description of the Member identification card issued by the Contractor, if applicable, and an explanation as to its use in authorizing or assisting Members to obtain services.

4)	Compliance with the following may be met through distribution of a provider directory:

The address and telephone number of each Service Location (e.g., locations of hospitals, Primary Care Physicians (PCP), optometrists, psychologists, pharmacies, Skilled Nursing Facilities, Urgent Care Facilities, FQHCs, Indian Health Centers). In the case of a medical group/foundation or independent practice association (IPA), the medical group/foundation or IPA name, address and telephone number shall appear for each Physician provider:

The hours and days when each of these Facilities is open, the services and benefits available, and the telephone number to call after normal business hours.

5)	Procedures for selecting or requesting a change in PCP at any time; any requirements that a Member would have to change PCP; reasons for which a request for a specific PCP may be denied; and reasons why a provider may request a change.

6)	The purpose and value of scheduling an initial health assessment appointment.

7)	The appropriate use of health care services in a managed care system.

8)	The availability and procedures for obtaining after hours services (24-hour basis) and care, including the appropriate provider

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Exhibit A, Attachment 13

locations and telephone numbers. This shall include an explanation of the Members’ right to interpretive services, at no cost, to assist in receiving after hours services.

9)	Procedures for obtaining emergency health care from specified plan providers or from non-plan providers, including outside Contractor’s Service Area.

10)	Process for referral to specialists in sufficient detail so Member can understand how the process works, including timeframes.

11)	Procedures for obtaining any transportation services to Service Sites that are offered by Contractor or available through the Medi-Cal program, and how to obtain such services. Include a description of both medical and non-medical transportation services and the conditions under which non-medical transportation is available.

12)	Procedures for filing a grievance with Contractor, either orally or in writing, including procedures for appealing decisions regarding Member’s coverage, benefits, or relationship to the organization or other dissatisfaction with the Contractor and/or providers. Include the title, address, and telephone number of the person responsible for processing and resolving grievances and responsible for providing assistance completing the request. Information regarding the process shall include the requirements and the timelines for the Contractor to acknowledge receipt of grievances, to resolve grievances, and to notify the Member of the resolution of grievances or appeals. Information shall be provided informing the Member how to request continuation of service(s) previously authorized by the Contractor, while the grievance is being resolved.

13)	The causes for which a Member shall lose entitlement to receive services under this Contract as stipulated in Exhibit A, Attachment 16, provision 3. Disenrollment.

14)	Procedures for Disenrollment, including an explanation of the Member’s right to disenroll without cause at any time, subject to any restricted disenrollment period.

15)

Information on the Member’s right to the Medi-Cal fair hearing process and information on the circumstances under which an expedited fair hearing is possible and information regarding assistance in completing the request, regardless of whether or not a grievance has been submitted or if the grievance has been

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Exhibit A, Attachment 13

resolved, pursuant to Title 22, CCR, Section 53452, when a health care service requested by the Member or provider has been denied, deferred or modified. Information on State Fair Hearing shall also include information on the timelines which govern a Member’s right to a State Fair Hearing, pursuant to Welfare & Institutions Code §10951 and the State Department of Social Services’ Public Inquiry and Response Unit toll-free telephone number (1-800-952-5253) to request a state hearing.

16)	Information on the availability of, and procedures for obtaining, services at FQHCs and Indian Health Clinics.

17)	Information on the Member’s right to seek family planning services from any qualified provider of family planning services under the Medi-Cal program, including providers outside Contractor’s provider network, how to access these services, and a description of the limitations on the services that Members may seek outside the plan. Contractor may use the following statement:

Family planning services are provided to Members of childbearing age to enable them to determine the number and spacing of children. These services include all methods of birth control approved by the Federal Food and Drug Administration. As a Member, you pick a doctor who is located near you and will give you the services you need. Our Primary Care Physicians and OB/GYN specialists are available for family planning services. For family planning services, you may also pick a doctor or clinic not connected with [Plan Name (Contractor)] without having to get permission from [Plan Name (Contractor)]. [Plan Name (Contractor)] shall pay that doctor or clinic for the family planning services you get.

18)	Procedures for providing female Members with direct access to a women’s health specialist within the network for covered care necessary to provide women’s routine and preventive health care services. This is in addition to the Member’s designated source of primary care if that source is not a woman’s health specialist.

19)	DHS’ Office of Family Planning toll-free telephone number (1-800-942-1054) providing consultation and referral to family planning clinics.

20)	Information on the availability of, and procedures for obtaining, Certified Nurse Midwife and Certified Nurse Practitioner services,

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Exhibit A, Attachment 13

pursuant to Exhibit A, Attachment 9, provision 7, on Nurse Midwife and Nurse Practitioner Services.

21)	Information on the availability of transitional Medi-Cal eligibility and how the Member may apply for this program. Contractor shall include this information with all Member Service Guides sent to Members after the date such information is furnished to Contractor by DHS.

22)	Information on how to access State resources for investigation and resolution of Member complaints, including a description of the DHS Medi-Cal Managed Care Ombudsman Program and toll-free telephone number (1-888-452-8609), and the Department of Managed Health Care, Health Maintenance Organization (HMO) Consumer Service toll-free telephone number (1-800-400-0815).

23)	Information concerning the provision and availability of services covered under the CCS program from providers outside Contractor’s provider network and how to access these services.

24)	An explanation of the expedited Disenrollment process for Members qualifying under conditions specified under Title 22, CCR, Section 53889(j) which includes children receiving services under the Foster Care or Adoption Assistance Programs; Members with special health care needs, including, but not limited to major organ transplants; and Members already enrolled in another Medi-Cal, Medicare or commercial managed care plan.

25)	Information on how to obtain Minor Consent Services through Contractor’s provider network, an explanation of those services, and information on how they can also be obtained out of the Contractor’s provider network.

26)	An explanation on how to use the Fee-For-Service system when Medi-Cal covered services are excluded or limited under this Contract and how to obtain additional information.

27)	An explanation of an American Indian Member’s right to not enroll in a Medi-Cal Managed Care plan, to be able to access Indian Health Service facilities, and to disenroll from Contractor’s plan at any time, without cause.

28)	A notice regarding the positive benefits of organ donations and how a Member can become an organ or tissue donor. Pursuant to California Health and Safety Code, Section 7158.2, this notice must

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Exhibit A, Attachment 13

be provided upon enrollment and annually thereafter in the evidence of coverage (Member Services Guide), health plan newsletter or any other direct communication with Members.

29)	A statement as to whether the Contractor uses provider financial bonuses or other incentives with its contracting providers of health care services and that the Member may request additional information about these bonuses or incentives from the plan, the Member’s provider or the provider’s medical group or independent practice association, pursuant to California Health and Safety Code, Section 1367.10.

30)	A notice as to whether the Contractor uses a drug formulary. Pursuant to California Health and Safety Code, Section 1363.01, the notice shall: (1) be in the language that is easily understood and in a format that is easy to understand; (2) include an explanation of what a formulary is, how the plan decides which prescription drugs are included in or excluded from the formulary, and how often the formulary is updated; (3) indicate that the Member can request information regarding whether a specific drug is on the formulary and the telephone number for requesting this information; and (4) indicate that the presence of a drug on the plan’s formulary does not guarantee that a Member will be prescribed that drug by his or her prescribing provider for a particular medical condition.

31)	Policies and procedures regarding a Members’ right to formulate advance directives. This information shall include the Member’s right to be informed by the Contractor of California state law regarding advance directives, and to receive information from the Contractor regarding any changes to that law. The information shall reflect changes in state law regarding advance directives as soon as possible, but no later than 90 days after the effective date of change.

32)	Any other information determined by DHS to be essential for the proper receipt of Covered Services.

E.	Member Identification Card

Contractor shall provide an identification card to each Member, which identifies the Member and authorizes the provision of Covered Services to the Member. The card shall specify that Emergency Services rendered to the Member by non-Contracting providers are reimbursable by the Contractor without Prior Authorization.

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Exhibit A, Attachment 13

5.	Notification of Changes in Access to Covered Services

Contractor shall ensure Medi-Cal Members are notified in writing of any changes in the availability or location of Covered Services, or any other changes in information listed in 42 CFR 438.10(f(6))-(h), at least thirty (30) days prior to the effective date of such changes. In cases of unforeseeable circumstances, notice shall be given within fourteen (14) days prior to the change unless DHS determines that post-change notification is appropriate. In this latter instance, notice to Members shall be provided within fourteen (14) days subsequent to the change. The notification must also be presented to and approved in writing by DHS prior to its’ release.

6.	Primary Care Provider Selection

A.	Contractor shall implement and maintain DHS approved procedures to ensure that each new Member has an appropriate and available Primary Care Physician. Contractor shall provide each new Member an opportunity to select a Primary Care Physician within the first thirty (30) days of enrollment. If the Contractor’s provider network includes nurse practitioners, certified nurse midwives, or physician assistants, the Member may select a nurse practitioner, certified nurse midwife, or physician assistant within thirty (30) days of enrollment to provide Primary Care services in accordance with Title 22, CCR, Section 53853(a)(4). Contractor shall ensure that Members are allowed to change a Primary Care Physician, nurse practitioner, certified nurse midwife or physician assistant, upon request, by selecting a different Primary Care Provider from Contractor’s network of providers.

B.	Contractor shall disclose to affected Members any reasons for which their selection or change in Primary Care Physician could not be made.

C.	Contractor shall ensure that Members with an established relationship with a provider in Contractor’s network, who have expressed a desire to continue their patient/provider relationship, are assigned to that provider without disruption in their care.

D.	Contractor shall ensure that Members may choose traditional and safety net providers as their Primary Care Provider.

7.	Primary Care Provider Assignment

A.

If the Member does not select a Primary Care Provider within thirty (30) days of the effective date of enrollment, Contractor shall assign that Member to a Primary Care Provider and notify the Member and the assigned Primary Care Provider no later than forty (40) days after the

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Exhibit A, Attachment 13

Member’s Enrollment. Contractor shall ensure that adverse selection does not occur during the assignment process of Members to providers.

B.	Contractor shall notify the Primary Care Provider that a Member has selected or been assigned to the provider within seven (7) days from when selection or assignment is completed by the Member or the Contractor, respectively.

C.	Contractor shall maintain procedures that proportionately include contracting traditional and safety-net providers in the assignment process for Members who do not choose a Primary Care Provider.

8.	Denial, Deferral, or Modification of Prior Authorization Requests

A.	Contractor shall notify Members of a decision to deny, defer, or modify requests for Prior Authorization, in accordance with Title 22, CCR, Sections 51014.1 and 53894 by providing written notification to Members and/or their authorized representative, regarding any denial, deferral or modification of a request for approval to provide a health care service. This notification must be provided as specified in Title 22, CCR, Sections 51014.1, 51014.2, 53894, and Health and Safety Code Section 1367.01.

B.	Contractor shall provide for a written notification to the Member and the Member’s representative on a standardized form informing the Member of all the following:

1)	The Member’s right to, and method of obtaining, a fair hearing to contest the denial, deferral, or modification action and the decision the Contractor has made.

2)	The Member’s right to represent himself/herself at the fair hearing or to be represented by legal counsel, friend or other spokesperson.

3)	The name and address of Contractor and the State toll-free telephone number for obtaining information on legal service organizations for representation.

C.

Contractor shall provide required notification to beneficiaries and their authorized representatives in accordance with the time frames set forth in Title 22, CCR, Sections 51014.1 and 53894. Such notice shall be deposited with the United States Postal Service in time for pick-up no later than the third working day after the decision is made, not to exceed 14 calendar days from receipt of the original request. If the decision is deferred because an extension is requested or justified as explained in

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Exhibit A, Attachment 13

Exhibit A, Attachment 5, provision 3, Contractor shall notify the Member in writing of the deferral of the decision no later than 14 calendar days from the receipt of the original request. If the final decision is to deny or modify the request, Contractor shall provide written notification of the decision to Members no later than 28 calendar days from the receipt of the original request.

If the decision regarding a prior authorization request is not made within the time frames indicated in Exhibit A, Attachment 5, provision 3, the decision is considered denied and notice of the denial must be sent to the Member on the date the time frame expires.

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Exhibit A, Attachment 14

MEMBER GRIEVANCE SYSTEM

1.	Member Grievance System

Contractor shall implement and maintain a Member Grievance system in accordance with Title 28, CCR, Section 1300.68 and 1300.68.01, Title 22, CCR, Section 53858, Exhibit A, Attachment 13, provision 4, paragraph D, item 12), and 42 CFR 438.420(a)-(c).

2.	Grievance System Oversight

Contractor shall implement and maintain procedures as described below to monitor the Member’s Grievance system and the expedited review of grievances required under Title 28, CCR, Sections 1300.68 and 1300.68.01 and Title 22, CCR, Section 53858.

A.	Procedure to ensure timely resolution and feedback to complainant. Provide oral notice of the resolution of an expedited review.

B.	Procedure for systematic aggregation and analysis of the grievance data and use for Quality Improvement.

C.	Procedure to ensure that the grievance submitted is reported to an appropriate level, i.e., medical issues versus health care delivery issues. To this end, Contractor shall ensure that any grievance involving the appeal of a denial based on lack of medical necessity, appeal of a denial of a request for expedited resolution of a grievance, or an appeal that involves clinical issues shall be resolved by a health care professional with appropriate clinical expertise in treating the Member’s condition or disease.

D.	Procedure to ensure that requirements of Title 22 CCR Section 51014.2 are met regarding services to Members during the grievance process.

E.	Procedure to ensure that the person making the final decision for the proposed resolution of a grievance has not participated in any prior decisions related to the grievance.

F.	Procedures to ensure that Members are given a reasonable opportunity to present, in writing or in person before the individual(s) resolving the grievance, evidence, facts and law in support of their grievance. In the case of a grievance subject to expedited review, Contactor shall inform the Member of the limited time available to present evidence. Contractor shall also comply with 42 CFR 438.406(b)(3) concerning a Member’s request to review records in connection with a grievance.

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Exhibit A, Attachment 14

3.	Quarterly Grievance Log and Report

A.	Contractor shall maintain grievance logs, including copies of grievance logs of any sub-contracting entity delegated the responsibility to maintain and resolve grievances. Grievance logs shall include all the required information set forth in Title 22, CCR, Section 53858(e).

B.	Contractor shall submit the quarterly grievance report for Medi-Cal Members only in the form that is required by and submitted to the DMHC as set forth in Title 28, CCR, Section 1300.68(f).

1)	In addition to the types or nature of grievances listed in Title 28, CCR, Section 1300.68(f)(2)((D), the report shall also include, but not be limited to, timely assignments to a provider, issues related to cultural and linguistic sensitivity, and difficulty with accessing specialists.

2)	For the Medi-Cal category of the report, provide the following additional information on each grievance: timeliness of responding to the Member, geographic region, ethnicity, gender, primary language of the Member, and final outcome of the grievance.

C.	Contractor shall submit the quarterly grievance report for Medi-Cal Members the following quarters: April – June, July –September, October – December, January – March. The report is due 30 calendar days from the date of the end of the reporting quarter.

4.	Responsibilities in Expedited State Fair Hearings

Within two (2) business days of being notified by DHS or the Department of Social Services (DSS) that a Member has filed a request for fair hearing which meets the criteria for expedited resolution, Contractor shall deliver directly to the designated/appropriate DSS administrative law judge all information and documents which either support, or which the Contractor considered in connection with, the action which is the subject of the expedited fair hearing. This includes, but is not necessarily limited to, copies of the relevant treatment authorization request and notice of action (NOA), plus any pertinent grievance resolution notice. If the NOA or grievance resolution notice are not in English, fully translated copies shall be transmitted to DSS along with copies of the original NOA and grievance resolution notice. One or more plan representatives with knowledge of the Member’s condition and the reason(s) for the action, which is the subject of the expedited fair hearing, shall be available by phone during the scheduled fair hearing.

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Exhibit A, Attachment 15

MARKETING

1.	Training and Certification of Marketing Representatives

If Contractor conducts Marketing, Contractor shall develop a training and certification program for Marketing Representatives and ensure that all staff performing Marketing activities or distributing Marketing material are appropriately certified.

A.	Contractor is responsible for all Marketing activity conducted on behalf of the Contractor. Contractor will be held liable for any and all violations by any Marketing Representatives. Marketing staff may not provide Marketing services for more than one Contractor. Marketing Representatives shall not engage in Marketing practices that discriminate against an Eligible Beneficiary or Potential Enrollee because of race, creed, language, age, color, sex, religion, national origin, ancestry, marital status, sexual orientation, physical or mental handicap, or health status.

B.	Training Program

Contractor shall develop a training program that will train staff and prepare Marketing Representatives for certification. Contractor shall develop a staff orientation and Marketing representative’s training/certification manual. The manual shall, at a minimum, cover the following topics:

1)	An explanation of the Medi-Cal Program, including both FFS and capitated contractors, and eligibility.

2)	Scope of Services

3)	An explanation of the Contractor’s administrative operations and health delivery system program, including the Service Area covered, excluded services, additional services, conditions of enrollment and aid categories.

4)	An explanation of Utilization Management (how the beneficiary is obligated to obtain all non-emergency medical care through the Contractor’s provider network and describing all precedents to receipt of care like referrals, prior authorizations, etc.).

5)	An explanation of the Contractor’s grievance procedures.

6)	An explanation of how to fill out an enrollment form.

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Exhibit A, Attachment 15

7)	An explanation of how a beneficiary disenrolls from the Contractor and conditions for both voluntary and mandatory disenrollment reasons.

8)	An explanation of the requirements of confidentiality of any information obtained from Medi-Cal beneficiaries including information regarding eligibility under any public welfare or social services program.

9)	An explanation of how Marketing Representatives will be supervised and monitored to assure compliance with regulations.

10)	An explanation of acceptable communication and sales techniques. This shall include an explanation of prohibited Marketing Representative activities and conduct.

11)	An explanation that discrimination in enrollment and failure to enroll a beneficiary due to a pre-existing medical condition (except for conditions requiring contract-excluded services) are illegal.

12)	An explanation of the consequences of misrepresentation and Marketing abuses (i.e., discipline, suspension of Marketing, termination, civil and criminal prosecution, etc.). The Marketing Representative must understand that any abuse of Marketing requirements can also cause the termination of the Contractor’s contract with the State.

2.	DHS Approval

A.	Contractor shall not conduct Marketing activities presented in provision 3, paragraph A, subparagraph 2), item d) below, without written approval of its Marketing plan, or changes to its Marketing plan, from DHS. In cases where the Contractor wishes to attend a location or conduct an activity not included in provision 3, paragraph A, subparagraph 2), items c) and d) below, Contractor shall submit a request to include the activity and obtain written, prior approval from DHS, pursuant to provision 4. Marketing Event Notification below.

B.	All Marketing materials, and changes in Marketing materials, including but not limited to, all printed materials, illustrated materials, videotaped and media scripts, shall be approved in writing by DHS prior to distribution.

C.	Contractor’s training and certification program and changes in the training and certification program shall be approved in writing by DHS prior to implementation.

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Exhibit A, Attachment 15

3.	Marketing Plan

If Contractor conducts Marketing, Contractor shall develop a Marketing plan as specified below. Contractor shall implement and maintain the Marketing plan only after approval from DHS. Contractor shall ensure that the Marketing plan, all procedures and materials are accurate and do not mislead, confuse or defraud.

A.	Contractor shall submit a Marketing plan to DHS for review and approval on an annual basis. The Marketing plan, whether new, revised, or updated, shall describe the Contractor’s current Marketing procedures, activities, and methods. No Marketing activity shall occur until the Marketing plan has been approved by DHS.

1)	The Marketing plan shall have a table of contents section that divides the Marketing plan into chapters and sections. Each page shall be dated and numbered so chapters, sections, or pages, when revised, can be easily identified and replaced with revised submissions.

2)	Contractor’s Marketing plan shall contain the following items and exhibits:

a)	Mission Statement or Statement of Purpose for the Marketing plan.

b)	Organizational Chart and Narrative Description

The organizational chart shall include the Marketing director’s name, address, telephone and facsimile number and key staff positions.

The description shall explain how the Contractor’s internal Marketing department operates, identifying key staff positions, roles and responsibilities, and, reporting relationships including, if applicable, how the Contractor’s commercial Marketing staff and functions interface with its Medi-Cal Marketing staff and functions.

c)	Marketing Locations

All sites for proposed Marketing activities such as annual health fairs, and community events, in which the Contractor proposes to participate, shall be listed.

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Exhibit A, Attachment 15

d)	Marketing Activities

All Marketing methods and Marketing activities Contractor expects to use, or participate in, shall be described. Contractor shall comply with the guidelines described in Title 22, CCR, Sections 53880 and 53881, Welfare and Institutions Code, Sections 10850(b), 14407.1, 14408, 14409, 14410, and 14411, and as follows:

i.	Contractor shall not engage in door to door or cold call Marketing for the purpose of enrolling Members or Potential Enrollees, or for any other purpose.

ii.	Contractor shall obtain DHS approval to perform in-home Marketing presentations and shall provide strict accountability, including documentation of the prospective Member’s request for an in-home Marketing presentation or a documented telephone log entry showing the request was made.

iii.	Contractor shall not conduct Marketing presentations at primary care sites.

iv.	Include a letter or other document that verifies cooperation or agreement between the Contractor and an organization to undertake a Marketing activity together and certify or otherwise demonstrate that permission for use of the Marketing activity/event site has been granted.

e)	Marketing Materials

Copies of all Marketing materials the Contractor will use for both English and non-English speaking populations shall be included.

A sample copy of the Marketing identification badge and business card that will clearly identify Marketing Representatives as employees of the Contractor shall be included. Marketing identification badges and business cards shall not resemble those of a government agency.

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Exhibit A, Attachment 15

f)	Marketing Distribution Methods

A description of the methods the Contractor will use for distributing Marketing materials.

g)	Monitoring and Reporting Activities

Written formal measures to monitor performance of Marketing Representatives to ensure Marketing integrity pursuant to Welfare and Institutions Code, Section 14408(c).

h)	Miscellaneous

All other information requested by DHS to assess the Contractor’s Marketing program.

B.	Contractor shall not seek to influence enrollment in conjunction with the sale or offering of any private insurance.

4.	Marketing Event Notification

Contractor shall notify DHS at least thirty (30) days in advance of Contractor’s participation in all Marketing events. In cases where Contractor learns of an event less than 30 days in advance, Contractor shall provide notification to DHS immediately. In no instance shall notification be less than 48 hours prior to the event.

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Exhibit A, Attachment 16

ENROLLMENTS AND DISENROLLMENTS

1.	Enrollment Program

Contractor shall cooperate with the DHS Enrollment program and shall provide to DHS’ enrollment contractor a list of network providers (provider directory), linguistic and cultural capabilities of the Contractor and other information deemed necessary by DHS to assist Medi-Cal beneficiaries, and Potential Enrollees, in making an informed choice in health plans. The provider directory will be submitted every six (6) months and in accordance with MMCD Policy Letter 00-02.

2.	Enrollment

Contractor shall accept as Members Medi-Cal beneficiaries in the mandatory and voluntary aid categories as defined in Exhibit E, Attachment 1, Definitions, provision 30, Eligible Beneficiaries, including Medi-Cal beneficiaries in Aid Codes who elect to enroll with the Contractor or are assigned to the Contractor.

A.	Enrollment - General

Eligible Beneficiaries residing within the Service Area of Contractor may be enrolled at any time during the term of this Contract. Eligible Beneficiaries shall be accepted by Contractor in the order in which they apply without regard to physical or mental condition, age, sex, race, religion, creed, color, national origin, marital status, sexual orientation or ancestry.

B.	Coverage

Member coverage shall begin at 12:01 a.m. on the first day of the calendar month for which the Eligible Beneficiary’s name is added to the approved list of Members furnished by DHS to Contractor. The term of enrollment shall continue indefinitely unless this Contract expires, is terminated, or the Member is disenrolled under the conditions described in provision 3, Disenrollment.

C.	Exception to Enrollment

A Member in a mandatory aid code category is not required to enroll when a request for an exemption under Title 22, CCR, Section 53887 has been approved.

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Exhibit A, Attachment 16

D.	Enrollment Restriction

Enrollment will proceed unless restricted by DHS. Such restrictions will be defined in writing and the Contractor notified at least ten (10) days prior to the start of the period of restriction. Release of restrictions will be in writing and transmitted to the Contractor at least ten (10) days prior to the date of the release.

3.	Disenrollment

The enrollment contractor shall process a Member Disenrollment under the following conditions, subject to approval by DHS, in accordance with the provisions of Title 22, CCR, Section 53891:

A.	Disenrollment of a Member is mandatory when:

1)	The Member requests Disenrollment, subject to any lock-in restrictions on Disenrollment under the federal lock-in option, if applicable.

2)	The Member’s eligibility for Enrollment with Contractor is terminated or eligibility for Medi-Cal is ended, including the death of the Member.

3)	Enrollment was in violation of Title 22, CCR, Sections 53891(a)(2), or requirements of this Contract regarding Marketing, and DHS or Member requests Disenrollment.

4)	Disenrollment is requested in accordance with Welfare and Institutions Code, Sections 14303.1 regarding merger with other organizations, or 14303.2 regarding reorganizations or mergers with a parent or subsidiary corporation.

5)	There is a change of a Member’s place of residence to outside Contractor’s Service Area.

6)	Disenrollment is based on the circumstances described in Exhibit A, Attachment 11, provision 17, regarding Excluded Services Requiring Member Disenrollment.

Such Disenrollment shall become effective on the first day of the second month following receipt by DHS of all documentation necessary, as determined by DHS, to process the Disenrollment, provided Disenrollment was requested at least thirty (30) days prior to that date, except for Disenrollments pursuant to Exhibit A, Attachment 11, provision 17,

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Exhibit A, Attachment 16

regarding Major Organ Transplants, for which Disenrollment shall be effective the beginning of the month in which the transplant is approved.

B.	Contractor may recommend to DHS the Disenrollment of any Member in the event of a breakdown in the “Contractor/Member relationship” which makes it impossible for Contractor’s providers to render services adequately to a Member. Except in cases of violent behavior or fraud, Contractor shall make, and document, significant efforts to resolve the problem with the Member through avenues such as reassignment of Primary Care Physician, education, or referral to services (such as mental health or substance abuse programs), before requesting a Contractor-initiated Disenrollment. In cases of Contractor-initiated Disenrollment of a Member, Contractor must submit to DHS a written request with supporting documentation for Disenrollment based on the breakdown of the “Contractor/Member relationship.” Contractor-initiated Disenrollments must be prior approved by DHS and shall be considered only under any of the following circumstances:

1)	Member is repeatedly verbally abusive to contracting providers, ancillary or administrative staff, subcontractor staff or to other plan Members.

2)	Member physically assaults a Contractor’s staff person, subcontracting provider or staff person, or other Member, or threatens another individual with a weapon on Contractor’s premises or subcontractor’s premises. In this instance, Contractor or subcontractor shall file a police or security agency report and file charges against the Member.

3)	Member is disruptive to Contractor operations, in general.

4)	Member habitually uses providers not affiliated with Contractor for non-Emergency Services without required authorizations (causing Contractor to be subjected to repeated provider demands for payment for those services or other demonstrable degradation in Contractor’s relations with community providers).

5)	Member has allowed the fraudulent use of Medi-Cal coverage under the plan, which includes allowing others to use the Member’s plan identification card to receive services from Contractor.

C.

A Member’s failure to follow prescribed treatment (including failure to keep established medical appointments) shall not, in and of itself, be good cause for the approval by DHS of a Contractor-initiated Disenrollment request unless Contractor can demonstrate to DHS that, as a result of the

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Exhibit A, Attachment 16

failure, Contractor is exposed to a substantially greater and unforeseeable risk than that otherwise contemplated under the Contract and rate-setting assumptions.

D.	The problem resolution attempted prior to a Contractor-initiated Disenrollment described in paragraph B, must be documented by Contractor. A formal procedure for Contractor-initiated Disenrollments shall be established by Contractor and approved by DHS. As part of the procedure, the Member shall be notified in writing by Contractor of the intent to disenroll the Member for cause and allowed a period of no less than twenty (20) days to respond to the proposed action.

1)	Contractor must submit a written request for Disenrollment and the documentation supporting the request to DHS for approval. The supporting documentation must establish the pattern of behavior and Contractor’s efforts to resolve the problem. DHS shall review the request and render a decision in writing within ten (10) State working days of receipt of a Contractor request and necessary documentation. If the Contractor-initiated request for Disenrollment is approved by DHS, DHS shall submit the Disenrollment request to the enrollment contractor for processing. Contractor shall be notified by DHS of the decision, and if the request is granted, shall be notified by the enrollment contractor of the effective date of the Disenrollment. Contractor shall notify the Member of the Disenrollment for cause if DHS grants the Contractor-initiated request for Disenrollment.

2)	Contractor shall continue to provide Covered Services to the Member until the effective date of the Disenrollment.

E.	Except as provided in paragraph A, subparagraph 6, enrollment shall cease no later than midnight on the last day of the first calendar month after the Member’s Disenrollment request and all required supporting documentation are received by DHS. On the first day after enrollment ceases, Contractor is relieved of all obligations to provide Covered Services to the Member under the terms of this Contract. Contractor agrees in turn to return to DHS any capitation payment forwarded to Contractor for persons no longer enrolled under this Contract.

F.	Contractor shall implement and maintain procedures to ensure that all Members requesting Disenrollment or information regarding the Disenrollment process are immediately referred to the enrollment contractor.

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Exhibit A, Attachment 17

REPORTING REQUIREMENTS

Contract Section	Requirement	Frequency

Exhibit A - SCOPE OF WORK
Attachment 1 ORGANIZATION AND ADMINISTRATION OF THE PLAN
2. A. Key Personnel (Disclosure Form)	Key Personnel (Disclosure Form)	Annually

Attachment 2 FINANCIAL INFORMATION
2. Financial Audit Reports B. 1	Annual “Orange Blank” Report	Annually
2. Financial Audit Reports B. 2	Fiscal Quarterly Financial Reports	Quarterly
3. Monthly Financial Statements	Monthly Financial Statements (If deemed necessary)	Monthly

Attachment 3 MANAGEMENT INFORMATION SYSTEM
2. Encounter Date Submittal 3rd paragraph	Encounter Data Submittal	Monthly

Attachment 4 QUALITY IMPROVEMENT SYSTEM (QIS)
4. Quality Improvement Committee 3rd paragraph	Quality Improvement Committee meeting minutes	Quarterly
8. Quality Improvement Annual Report	Quality Improvement Annual Report	Annually
9. External Quality Review Requirements A. External Accountability Set (EAS) Performance Measures 2nd paragraph	EAS Performance Measurement Rates	Annually
10. Site Review E. Data Submission	Site Review Data	Semi-Annually

Attachment 6 PROVIDER NETWORK
10. Provider Network Report	Provider Network Report	Quarterly
11. Plan Subcontractors	Plan Subcontractors Report	Quarterly

Attachment 8 PROVIDER COMPENSATION ARRANGEMENTS
Claims Processing D.	Claims Payment Summary Report	Quarterly

Attachment 9 ACCESS AND AVAILABILITY
12. Cultural and Linguistic Program C. Group Needs Assessment 3.	Group Needs Assessment	Every 5 years

Attachment 10 SCOPE OF SERVICES
4. Services for Members under Twenty-One (21) Years of Age B. Children’s Preventive Services 5	Confidential Screening/ Billing Report form,PM 160-PHP	Monthly

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Exhibit A, Attachment 17

Contract Section	Requirement	Frequency
7. Services for All Members F. Pharmaceutical Services and Provision of Prescribed Drugs 2.	Report of Changes to the Formulary	Annually

Attachment 12 LOCAL HEALTH DEPARTMENT COORDINATION
4. MOU Monthly Report	Local Health Department - MOU’s Local Mental Health - MOU’s (If deemed necessary)	Monthly

Attachment 13 MEMBER SERVICES
3. Call Center Report	Call Center Report	Quarterly
4. Written Member Information B.	Member Services Guide	Annually

Attachment 14 MEMBER GRIEVANCE SYSTEM
3. Quarterly Grievance Log and Report	Grievance Report	Quarterly

Attachment 15 MARKETING
3. Marketing Plan A.	Marketing Plan	Annually

Attachment 16 ENROLLMENTS AND DISENROLLMENTS
1. Enrollment Program (Policy Letter 00-02)	Provider Directory	Semi-Annually

Exhibit B – BUDGET DETAIL AND PAYMENT PROVISIONS
12. Payment of Aids Beneficiary Rates A. Compensation at the AIDS Beneficiary Rate (ABR) 1. C.	AIDS Beneficiaries Rate (ABR) Invoice	Monthly

Exhibit E – Additional Provisions

Attachment 2 GENERAL TERMS AND CONDITIONS
23. Cost Avoidance and Post-Payment Recovery of Other Health Coverage Sources (OHCS) F. Reporting Requirements 1)	Post-Payment Recoveries Reports	Monthly

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Exhibit B

Budget Detail and Payment Provisions

Table of Contents

1. Budget Contingency Clause

2. Amounts Payable

3. Contractor Risk in Providing Services

4. Capitation Rates

5. Capitation Rates Constitute Payment in full

6. Determination of Rates

7. Redetermination of Rates-Obligation Changes

8. Reinsurance

9. Catastrophic Coverage Limitation

10. Financial Performance Guarantee

11. Recovery of Capitation Payments

12. Payment of Aids Beneficiary Rate

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Exhibit B

Budget Detail and Payment Provisions

1.	Budget Contingency Clause

A.	It is mutually agreed that if the Budget Act of the current year and/or any subsequent years covered under this Agreement does not appropriate sufficient funds for the program, this Agreement shall be of no further force and effect. In this event, the State shall have no liability to pay any funds whatsoever to Contractor or to furnish any other considerations under this Agreement and Contractor shall not be obligated to perform any provisions of this Agreement.

B.	If funding for any fiscal year is reduced or deleted by the Budget Act for purposes of this program, the State shall have the option to either cancel this Agreement with no liability occurring to the State, or offer an agreement amendment to Contractor to reflect the reduced amount.

2.	Amounts Payable

The maximum amounts payable under this agreement shall not exceed:

A.	$ for the 1995-96 Fiscal Year ending June 30, 1996.
B.	$ for the 1996-97 Fiscal Year ending June 30, 1997.
C.	$ for the 1997-98 Fiscal Year ending June 30, 1998.
D.	$ for the 1998-99 Fiscal Year ending June 30, 1999.
E.	$ for the 1999-00 Fiscal Year ending June 30, 2000.
F.	$ for the 2000-01 Fiscal Year ending June 30, 2001.
G.	$ for the 2001-02 Fiscal Year ending June 30, 2002.
H.	$ for the 2002-03 Fiscal Year ending June 30, 2003.
I.	$ for the 2003-04 Fiscal Year ending June 30, 2004.

The maximum amount payable for this Contract will not exceed $

3.	Contractor Risk In Providing Services

Contractor will assume the total risk of providing the Covered Services on the basis of the periodic capitation payment for each Member, except as otherwise allowed in this Contract. Any monies not expended by the Contractor after having fulfilled obligations under this Contract will be retained by the Contractor.

4.	Capitation Rates

A.

DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified below. The payment period for health care services shall commence on

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Exhibit B

Budget Detail and Payment Provisions

the first day of operations, as determined by DHS. Capitation payments shall be made in accordance with the following schedule of capitation payment rates:

For the period 10/01/01 – 9/30/02		Riverside
Groups	Aid Codes	Rate
Family	01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4F, 4G, 4M, 5X, 7X, 8P

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E, 0M, 0N,0P, 0R, 0T, 0U

Aged	10,14,16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R	—

Adult	86

AIDS Beneficiary

For the period 10/01/01 – 9/30/02		San Bernardino
Groups	Aid Codes	Rate
Family	01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4F, 4G, 4M, 5X, 7X, 8P	—

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E, 0M, 0N, 0P,0R, 0T, 0U

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R

Adult	86

AIDS Beneficiary

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Exhibit B

Budget Detail and Payment Provisions

For the period 10/01/02 – 7/31/03		Riverside
Groups	Aid Codes	Rate
Family	01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4F, 4G, 4M, 5X, 7X, 8P

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E, 0M, 0N, 0P, 0R, 0T, 0U

Aged	10, 14, 16,18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R

Adult	86

AIDS Beneficiary

For the period 10/01/02 – 7/31/03		San Bernardino
Groups	Aid Codes	Rate
Family	01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4F, 4G, 4M, 5X, 7X, 8P

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E, 0M, 0N, 0P, 0R, 0T, 0U

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R

Adult	86

AIDS Beneficiary

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Exhibit B

Budget Detail and Payment Provisions

For the period 8/1/03 – 9/30/03		Riverside
Groups	Aid Codes	Rate
Family	01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4F, 4G, 4M, 5X, 7X, 8P

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E, 0M, 0N, 0P, 0R, 0T, 0U

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R

Adult	86

AIDS Beneficiary

For the period 8/1/03 – 9/30/03		San Bernardino
Groups	Aid Codes	Rate
Family	01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4F, 4G, 4M, 5X, 7X, 8P

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E, 0M, 0N, 0P, 0R, 0T, 0U

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R

Adult	86

AIDS Beneficiary

B.

If DHS creates a new aid code that is split or derived from an existing aid code covered under this Contract, and the aid code has a neutral revenue effect for the Contractor, then the split aid code will automatically be included in the same aid code rate group as the original aid code covered

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Exhibit B

Budget Detail and Payment Provisions

under this Contract. Contractor agrees to continue providing covered services to the Members at the monthly capitation rate specified for the original aid code. DHS shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practicable after such aid code splits occur.

C.	Effective February 1, 2002, an Eligible Beneficiary may continue to be a Member after any redetermination of Medi-Cal eligibility that results in a finding that the individual is eligible for and enrolls under the Breast and Cervical Cancer Treatment Program in order to assure continuity of care. The Breast and Cervical Cancer Treatment Program aid codes are as follows: 0M, 0N, 0P, 0R, 0T, 0U.

Effective February 1, 2002, the BCCTP Aid Group will be added to the Contract and paid at an interim rate equai to the capitation rate negotiated for the Disabled Aid Group. This rate of payment shall continue as an interim payment pursuant to provision 6. Determination of Rates until such time as the Contract is amended to include final capitation rates negotiated specifically for the BCCTP Aid Group. If the final capitation rates proposed by the State are higher or lower than the capitation rate for the Disabled Aid Group, then the capitation rate for the Disabled Aid Group shall be used in determining any adjustments to interim payments pursuant to provision 6. Determination of Rates. Upon approval of the amendment providing for the rate change, the State will make adjustments for the months in which the interim payments were made pursuant to the provisions of provision 6. Determination of Rates.

D.	The basis for the determination of the capitation payment rates is outlined in Exhibit B, Attachment 1 (consisting of 24 pages).

5.	Capitation Rates Constitute Payment In Full

Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all Administrative Costs incurred by the Contractor in providing or arranging for such services. DHS is not responsible for making payments for recoupment of losses.

6.	Determination Of Rates

A.

DHS shall determine the capitation rates for the initial period December 1, 1995, or the Contract effective date of operations, through September 30, 1997. Subsequent to September 30, 1997 and through the duration of the Contract, DHS shall make an annual redetermination of rates in accordance with Title 22, CCR, Section 53869 for each rate year defined

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

as the 12-month period from October 1, through September 30. DHS reserves the right to establish or negotiate rates on an actuarial basis or move to a negotiated rate for each rate year. All payments and rate adjustments are subject to appropriations of funds by the Legislature and the Department of Finance approval. Further, all payments are subject to the availability of Federal congressional appropriation of funds.

B.	If DHS establishes rates on an actuarial basis, it shall determine whether the rates shall be increased, decreased, or remain the same. If it is determined by DHS that Contractor’s capitation rates shall be increased or decreased, increase or decrease shall be effectuated through a change order to this Contract in accordance with the provisions of Exhibit E, Attachment 2, provision 4, regarding Change Requirements, subject to the following provisions:

1)	The change order shall be effective as of October 1 of each year covered by this Contract.

2)	In the event there is any delay in a determination to increase or decrease capitation rates, so that a change order may not be processed in time to permit payment of new rates commencing October 1, the payment to Contractor shall continue at the rates then in effect. Those continued payments shall constitute interim payment only. Upon final approval of the change order providing for the rate change, DHS shall make retroactive adjustments for those months for which interim payment was made.

3)	By accepting payment of new annual rates prior to full approval by all control agencies of the change order to this Contract implementing such new rates, Contractor stipulates to a confession of judgment for any amounts received in excess of the final approved rate. If the final approved rate differs from the rates agreed upon by Contractor and DHS:

a)	Any underpayment by the State shall be paid to Contractor within 30 days after final approval of the new rates.

b)	Any overpayment to Contractor shall be recaptured by the State’s withholding the amount due from Contractor’s next capitation check. If the amount to be withheld from that capitation check exceeds 25 percent of the capitation payment for that month, amounts up to 25 percent shall be withheld from successive capitation payments until the overpayment is fully recovered by the State.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

4)	If mutual agreement between DHS and Contractor cannot be attained on capitation rates for rate years subsequent to September 30, 1997 resulting from a rate change pursuant to this provision 6 or provision 7 below, Contractor shall retain the right to terminate the Contract, but no earlier than September 30, 1998. Notification of intent to terminate a Contract shall be in writing and provided to DHS at least nine months prior to the effective date of termination, subject to any earlier termination date negotiated in accordance with Exhibit E, Attachment 2, provision 14, regarding Termination - Contractor. DHS shall pay the capitation rates last offered for that rate period until the Contract is terminated.

5)	DHS shall make every effort to notify and consult with Contractor regarding proposed redetermination of rates pursuant to this section or provision 7, below at the earliest possible time prior to implementation of the new rate.

7.	Redetermination Of Rates - Obligation Changes

The capitation rates may be adjusted during the rate year to provide for a change in obligations that results in an increase or decrease of more than one percent of cost (as defined in Title 22, CCR, Section 53869) to the Contractor. Any adjustments shall be effectuated through a change order to the Contract subject to the following provisions:

A.	The change order shall be effective as of the first day of the month in which the change in obligations is effective, as determined by DHS.

B.	In the event DHS is unable to process the change order in time to permit payment of the adjusted rates as of the month in which the change in obligations is effective, payment to Contractor shall continue at the rates then in effect. Continued payment shall constitute interim payment only. Upon final approval of the change order providing for the change in obligations, DHS shall make adjustments for those months for which interim payment was made.

C.	DHS and Contractor may negotiate an earlier termination date, pursuant to Exhibit E, Attachment 2, provision 14, regarding Termination - Contractor, if a change in contractual obligations is created by a State or Federal change in the Medi-Cal program, or a lawsuit, that substantially alters the financial assumptions and conditions under which Contractor entered into this Contract, such that Contractor can demonstrate to the satisfaction of DHS that it cannot remain financially solvent until the termination date that would otherwise be established under this provision.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

8.	Reinsurance

A.	Contractor may obtain reinsurance (stop loss coverage) through DHS or other insurers to ensure maintenance of adequate capital by Contractor for the cost of providing Covered Services under this Contract. Reinsurance will not limit the Contractor’s liability below $5,000 per Member for any 12-month period as specified by DHS. The Contractor may obtain reinsurance for both of the factors described in Title 22, CCR, Section 53252 (a)(2)(A) & (B).

B.	If Contractor selects State reinsurance, Contractor will submit a reinsurance claim form along with copies of the actual claims upon exceeding the reinsurance threshold. As part of the processing, actual claims are priced to appropriate Medi-Cal rates and the appropriate amount in excess of the reinsurance threshold is remitted to the Contractor by DHS.

1)	Claims submitted will not be paid by DHS unless received by DHS not later than the last day of the sixth month following the end of the 12-month contract period in which they were incurred.

2)	The time specified for submission of claims may be extended for a period not to exceed one year upon a finding of “good cause” by the Director in the following circumstances:

a)	Where the claim involves health coverage, other than Medi-Cal, and the delay is necessary to permit the Contractor to obtain payment, partial payment, or proof of non-liability of that other health coverage.

b)	Where the claim submission was delayed due to eligibility certification or determination by the State or county.

c)	Where there was substantial interference with claim submission due to damage to, or destruction of, the Contractor’s (or subcontractor’s) business office or records by a natural disaster, including fire, flood or earthquake, or other similar circumstances.

d)	Where delay in claims submission was due to other circumstances that are clearly beyond the control of the Contractor. Circumstances that will not be considered beyond the control of the Contractor include, but are not limited to:

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

i.	Negligence or delay of the Contractor or Contractor’s employees, agents, and subcontractors.

ii.	Misunderstanding of or unfamiliarity with Medi-Cal regulations, or the terms of this Contract.

iii.	Illness, absence or other incapacity of a Contractor’s employee, agent, or subcontractor responsible for preparation and submission of claims.

iv.	Delays caused by the United States Postal Service or any private delivery service.

9.	Catastrophic Coverage Limitation

DHS may limit the Contractor’s liability to provide or arrange and pay for care for illness of, or injury to Members, which results from or is greatly aggravated by, a catastrophic occurrence or disaster. Contractor will return a prorated amount of the capitation payment following the DHS Director’s invocation of the catastrophic coverage limitation. The amount returned will be determined by dividing the total capitation payment by the number of days in the month. The amount will be returned to DHS for each day in the month after the Director has invoked the catastrophic coverage limitation clause.

10.	Financial Performance Guarantee

Contractor shall provide satisfactory evidence of, and maintain Financial Performance Guarantee in, an amount equal to at least one month’s capitation payment, in a manner specified by DHS. At the Contractor’s request, and with DHS approval, Contractor may establish a phase-in schedule to accumulate the required Financial Performance Guarantee. Contractor may elect to satisfy the Financial Performance Guarantee requirement by receiving payment on a post payment basis. The Financial Performance Guarantee shall remain in effect for a period not exceeding 90 days following termination or expiration of this Contract unless DHS has a financial claim against Contractor. Further rights and obligations of the Contractor and the Department, in regards to the Financial Performance Guarantee, shall be as specified in Title 22, CCR, Section 53865.

11.	Recovery Of Capitation Payments

DHS shall have the right to recover from Contractor amounts paid to Contractor in the following circumstances as specified:

A.	If DHS determines that a Member has either been improperly enrolled due to ineligibility of the Member to enroll in Contractor’s plan, residence

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

outside of Contractor’s Service Area, or pursuant to Title 22, Section 53891 (a)(2), or should have been disenrolled with an effective date in a prior month, DHS may recover or, upon request by Contractor, DHS shall recover the capitation payments made to Contractor for the Member and absolve Contractor from all financial and other risk for the provision of services to the Member under the terms of the Contract for the month(s) in question. In such event, Contractor may seek to recover any payments made to providers for Covered Services rendered for the month(s) in question. Contractor shall inform providers that claims for services provided to Members during the month(s) in question shall be paid by DHS’ fiscal intermediary, if the Member is determined eligible for the Medi-Cal program.

Upon request by Contractor, DHS may allow Contractor to retain the capitation payments made for Members that are eligible to enroll in Contractor’s plan, but should have been retroactively disenrolled pursuant to Exhibit A, Attachment 11, provision 17, regarding Excluded Services Requiring Member Disenrollment, or under other circumstances as approved by DHS. If Contractor retains the capitation payments, Contractor shall provide or arrange and pay for all Medically Necessary Covered Services for the Member, until the Member is disenrolled on a nonretroactive basis pursuant to Exhibit A, Attachment 16, provision 3, regarding Disenrollment.

B.	As a result of Contractor’s failure to perform contractual responsibilities to comply with mandatory federal Medicaid requirements, the Federal Department of Health and Human Services (DHHS) may disallow Federal Financial Participation (FFP) for payments made by DHS to Contractor. DHS may recover the amounts disallowed by DHHS by an offset to the capitation payments made to Contractor. If recovery of the full amount at one time imposes a financial hardship on Contractor, DHS at its discretion may grant a Contractor’s request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six months.

C.	If DHS determines that any other erroneous or improper payment not mentioned above has been made to Contractor, DHS may recover the amounts determined by an offset to the capitation payments made to Contractor. If recovery of the full amount at one time imposes a financial hardship on Contractor, DHS, at its discretion, may grant a Contractor’s request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six months. At least 30 days prior to seeking any such recovery, DHS shall notify Contractor to explain the improper or erroneous nature of the payment and to describe the recovery process.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

12.	Payment Of AIDS Beneficiary Rate

A.	Compensation at the AIDS Beneficiary Rate (ABR)

Subject to Contractor’s compliance with the requirements contained in subparagraph 1. below, Contractor shall be eligible to receive compensation at the ABR for AIDS Beneficiaries. Compensation to Contractor at the ABR for each AIDS Beneficiary shall consist of payment at the ABR less the capitation rate initially paid for the AIDS beneficiary.

1)	Compensation at the ABR shall be subject to the conditions listed below. Contractor’s failure to comply with any of the conditions listed below for any request for compensation at the ABR on behalf of an individual AIDS Beneficiary for a specific month of Enrollment shall result in DHS’ denial of Contractor’s claim for compensation at the ABR for that individual AIDS Beneficiary for that specific month of Enrollment. Contractor may submit a corrected claim, within the timeframes specified in paragraph d below, that complies with all the conditions listed below and DHS shall reimburse Contractor at the ABR.

a)	The ABR shall be in lieu of any other compensation for an AIDS Beneficiary in any month.

b)	For AIDS Beneficiaries, Contractor shall be eligible to receive compensation at the ABR commencing in the month in which a Diagnosis of AIDS is made and recorded, dated and signed by the treating physician in the AIDS Beneficiary’s Medical Record.

c)	Contractor shall submit an invoice to DHS by the 25th day of each month for claims for compensation at the ABR for AIDS Beneficiaries. The invoice shall include the following:

i.	A list of all AIDS Beneficiaries identified by Medi-Cal numbers only for whom the Contractor is claiming compensation at the ABR. Member names shall not be used.

ii.	The month(s) and year(s) for which compensation at the ABR is being claimed for each AIDS Beneficiary listed, sorted by month and year of service.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

iii.	The capitation rate initially paid for the AIDS Beneficiary for each month being claimed by the Contractor, the ABR being claimed, and the difference between the ABR and the capitation rate initially paid for the AIDS Beneficiary.

iv.	The total amount being claimed on the invoice.

d)	Invoices, containing originally submitted claims or corrected claims, for compensation at the ABR for any month of eligibility during the rate year beginning October 1, 1997, and ending September 30, 1998, or any rate year thereafter beginning October 1 and ending September 30, must be submitted by Contractor to DHS no later than six months following the end of the subject rate year.

e)	Invoices shall include the Agreement Number and shall be submitted to:

Department of Health Services

Medi-Cal Managed Care Division

Attn: Fiscal Analysis Unit

Mailing Address: See Exhibit A, Scope of Work

In addition, invoices shall:

i.	Be prepared on company letterhead.

ii.	Bear the Contractor’s name as shown on the agreement.

iii.	Be signed by an authorized official, employee or agent.

2)	Contractor shall confirm Medi-Cal eligibility of AIDS Beneficiaries prior to submission of the monthly invoice to DHS. DHS may verify the Medi-Cal eligibility of each Member for whom the ABR is claimed and adjust the invoiced amounts to reflect any capitation payments that have been previously made to Contractor for each Member prior to submission of the invoice required under paragraph 1.c above.

3)	If DHS determines that a Member for whom compensation has been paid at the ABR did not meet the definition of an AIDS Beneficiary, in a month for which the ABR was paid, DHS shall recover any amount improperly paid, by an offset to Contractor’s capitation payment, in accordance with provision 11. Recovery of Capitation Payments, paragraph C. DHS shall give Contractor 30 days prior written notice of any such offset.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit B

Budget Detail and Payment Provisions

B.	Prompt Payment Clause

Payment will be made in accordance with, and within the time specified in, Chapter 4.5 (commencing with Section 927), Part 3, Division 3.6, of Title 2 of the Government Code.

C.	Timely Submission of Final Invoice

1)	A final undisputed ABR invoice shall be submitted for payment no more than ninety (90) calendar days following the expiration or termination date of this agreement, unless a later or alternate deadline is agreed to in writing by the program contract manager. Said ABR invoice should be clearly marked “Final Invoice - ABR”, thus indicating that all payment obligations of the State under this agreement have ceased and that no further payments are due or outstanding.

2)	The State may, at its discretion, choose not to honor any delinquent final ABR invoice if the Contractor fails to obtain prior written State approval of an alternate final ABR invoice submission deadline. Written State approval shall be sought from the program contract manager prior to the expiration or termination date of this agreement.

3)	The Contractor is hereby advised of its obligation to submit, with the final ABR invoice, a “Contractor’s Release (Exhibit F)” acknowledging submission of the final ABR invoice to the State and certifying the approximate percentage amount, if any, of recycled products used in performance of this agreement.

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Family

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Disabled

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Aged

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Child

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Adult

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	AIDS

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Family

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Disabled

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Aged

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Child

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Adult

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	AIDS

The Rate Period is October 1, 2002 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Family

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Disabled

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Aged

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Child

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	Adult

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 355	Date: 22-Sep-03
County:	Riverside	Plan Type: Commercial Plan
Aid Code Grouping:	AIDS

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Family

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Disabled

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Aged

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Child

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	Adult

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

Plan Name:	Molina Medical Center	Plan #: 356	Date: 22-Sep-03
County:	San Bernardino	Plan Type: Commercial Plan
Aid Code Grouping:	AIDS

The Rate Period is August 1, 2003 to September 30, 2003		Capitation Payments at the End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

CCS Indicated Claims	N	Newborn Hearing Screening	N
GHPP	N	MH - Hospital Inpatient	N
Hemodialysis	C	MH - Outpatient Services	N
Major Organ Transplant	N	MH - Psychotropic Drugs	N
Chiropractor	N	Psychiatrist	N
Acupuncturist	N	LTC Month of Entry Plus 1	C
Lenses for Eyeware	N	LTC After Month of Entry Plus 1	N
Local Education Authority	N	Targeted Case Management	N
Alphafeto Protein Testing	N	Short-Doyle Mental Health	N
Direct Observed Therapy	N	Multipurpose Senior Support Program	N
Heroin Detoxification	N	Services at State or Federal Hospitals	N
AIDS Waiver	N	Out of State Services	C
Special AIDS Drugs	N	Childhood Lead Screening	C
In Home Waiver	N	CHDP Services	C
Model NF Waiver	N	Home/Community Based Services	N
Adult Day Health Care	N	Abortions	N

	Physician	Pharmacy	Hospital Inpatient	Hospital Outpatient	Long Term Care	Other	Total
Rate Calculation
1. Average Cost Per Unit
2. Units per Eligible/year
Cost per Elig. per Mo.
3. Adjustments
a. Age/Sex
b. Area
c. Coverages
d. Interest
Adjusted Base Cost
4. Legislative Adjustments
5. Trend Adjustments
Projected Cost per Eligible
6. Adjustment to Pool
Total Capitation Rate
Adjustment for Abortions
Net Capitation Rate

Molina Health Care of California

dba Molina

95-23637 A-11

Exhibit B, Attachment 1

Prepared by Department of Health Services, Rate Development Branch

GTC 103

EXHIBIT C

GENERAL TERMS AND CONDITIONS

1. APPROVAL: This Agreement is of no force or effect until signed by both parties and approved by the Department of General Services, if required. Contractor may not commence performance until such approval has been obtained.

2. AMENDMENT: No amendment or variation of the terms of this Agreement shall be valid unless made in writing, signed by the parties and approved as required. No oral understanding or Agreement not incorporated in the Agreement is binding on any of the parties.

3. ASSIGNMENT: This Agreement is not assignable by the Contractor, either in whole or in part, without the consent of the State in the form of a formal written amendment.

4. AUDIT: Contractor agrees that the awarding department, the Department of General Services, the Bureau of State Audits, or their designated representative shall have the right to review and to copy any records and supporting documentation pertaining to the performance of this Agreement. Contractor agrees to maintain such records for possible audit for a minimum of three (3) years after final payment, unless a longer period of records retention is stipulated. Contractor agrees to allow the auditor(s) access to such records during normal business hours and to allow interviews of any employees who might reasonably have information related to such records. Further, Contractor agrees to include a similar right of the State to audit records and interview staff in any subcontract related to performance of this Agreement. (GC 8546.7, PCC 10115 et seq., CCR Title 2, Section 1896).

5. INDEMNIFICATION: Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, suppliers, laborers, and any other person, firm or corporation furnishing or supplying work services, materials, or supplies in connection with the performance of this Agreement, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by Contractor in the performance of this Agreement.

6. DISPUTES: Contractor shall continue with the responsibilities under this Agreement during any dispute.

7. TERMINATION FOR CAUSE: The State may terminate this Agreement and be relieved of any payments should the Contractor fail to perform the requirements of this Agreement at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. All costs to the State shall be deducted from any sum due the Contractor under this Agreement and the balance, if any, shall be paid to the Contractor upon demand.

8. INDEPENDENT CONTRACTOR: Contractor, and the agents and employees of Contractor, in the performance of this Agreement, shall act in an independent capacity and not as officers or employees or agents of the State.

9. RECYCLING CERTIFICATION: The Contractor shall certify in writing under penalty of perjury, the minimum, if not exact, percentage of recycled content, both post consumer waste and secondary waste as defined in the Public Contract Code, Sections 12161 and 12200, in materials, goods, or supplies offered or products used in the performance of this Agreement, regardless of whether the product meets the required recycled product percentage as defined in the Public Contract Code, Sections 12161 and 12200. Contractor may certify that the product contains zero recycled content. (PCC 10233, 10308.5, 10354)

10. NON-DISCRIMINATION CLAUSE: During the performance of this Agreement, Contractor and its subcontractors shall not unlawfully discriminate, harass, or allow harassment against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (cancer), age (over 40), marital status, and denial of family care leave. Contractor and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free from such discrimination and harassment. Contractor and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government Code Section 12990 (a-f) et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations, are incorporated into this Agreement by reference and made a part hereof as if set forth in full. Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other Agreement.

Contractor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the Agreement.

11. CERTIFICATION CLAUSES: The CONTRACTOR CERTIFICATION CLAUSES contained in the document CCC 103 are hereby incorporated by reference and made a part of this Agreement by this reference as if attached hereto.

12. TIMELINESS: Time is of the essence in this Agreement.

13. COMPENSATION: The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor’s expenses incurred in the performance hereof, including travel, per diem, and taxes, unless otherwise expressly so provided.

14. GOVERNING LAW: This contract is governed by and shall be interpreted in accordance with the laws of the State of California.

15. ANTITRUST CLAIMS: The Contractor by signing this agreement hereby certifies that if these services or goods are obtained by means of a competitive bid, the Contractor shall comply with the requirements of the Government Codes Sections set out below.

a. The Government Code Chapter on Antitrust claims contains the following definitions:

1). “Public purchase” means a purchase by means of competitive bids of goods, services, or materials by the State or any of its political subdivisions or public agencies on whose behalf the Attorney General may bring an action pursuant to subdivision (c) of Section 16750 of the Business and Professions Code.

2). “Public purchasing body” means the State or the subdivision or agency making a public purchase. Government Code Section 4550.

b. In submitting a bid to a public purchasing body, the bidder offers and agrees that if the bid is accepted, it will assign to the purchasing body all rights, title, and interest in and to all causes of action it may have under Section 4 of the Clayton Act (15 U.S.C. Sec. 15) or under the Cartwright Act (Chapter 2 (commencing with Section 16700) of Part 2 of Division 7 of the Business and Professions Code), arising from purchases of goods, materials, or services by the bidder for sale to the purchasing body pursuant to the bid. Such assignment shall be made and become effective at the time the purchasing body tenders final payment to the bidder. Government Code Section 4552.

c. If an awarding body or public purchasing body receives, either through judgment or settlement, a monetary recovery for a cause of action assigned under this chapter, the assignor shall be entitled to receive reimbursement for actual legal costs incurred and may, upon demand, recover from the public body any portion of the recovery, including treble damages, attributable to overcharges that were paid by the assignor but were not paid by the public body as part of the bid price, less the expenses incurred in obtaining that portion of the recovery. Government Code Section 4553.

d. Upon demand in writing by the assignor, the assignee shall, within one year from such demand, reassign the cause of action assigned under this part if the assignor has been or may have been injured by the violation of law for which the cause of action arose and (a) the assignee has not been injured thereby, or (b) the assignee declines to file a court action for the cause of action. See Government Code Section 4554.

16. CHILD SUPPORT COMPLIANCE ACT: “For any Agreement in excess of $100,000, the contractor acknowledges in accordance with, that:

a). The contractor recognizes the importance of child and family support obligations and shall fully comply with all applicable state and federal laws relating to child and family support enforcement, including, but not limited to, disclosure of information and compliance with earnings assignment orders, as provided in Chapter 8 (commencing with section 5200) of Part 5 of Division 9 of the Family Code; and

b) The contractor, to the best of its knowledge is fully complying with the earnings assignment orders of all employees and is providing the names of all new employees to the New Hire Registry maintained by the California Employment Development Department.”

17. UNENFORCEABLE PROVISION: In the event that any provision of this Agreement is unenforceable or held to be unenforceable, then the parties agree that all other provisions of this Agreement have force and effect and shall not be effected thereby.

18. UNION ACTIVITIES For all contracts, except fixed price contracts of $50,000 or less, the Contractor acknowledges that:

By signing this agreement Contractor hereby acknowledges the applicability of Government Code Section 16645 through Section 16649 to this agreement and agrees to the following:

a) Contractor will not assist, promote or deter union organizing by employees performing work on a state service contract, including a public works contract.

b) No state funds received under this agreement will be used to assist, promote or deter union organizing.

c) Contractor will not, for any business conducted under this agreement, use any state property to hold meetings with employees or supervisors, if the purpose of such meetings is to assist, promote or deter union organizing, unless the state property is equally available to the general public for holding meetings.

d) If Contractor incurs costs, or makes expenditures to assist, promote or deter union organizing, Contractor will maintain records sufficient to show that no reimbursement from state funds has been sought for these costs, and that Contractor shall provide those records to the Attorney General upon request.

California Department of Health Services	Exhibit D(F)

Special Terms and Conditions

(For federally funded service contracts and grant awards)

The use of headings or titles throughout this exhibit is for convenience only and shall not be used to interpret or to govern the meaning of any specific term or condition. The terms “contract”, “Contractor” and “Subcontractor” shall also mean “grant”, “Grantee” and “Subgrantee” respectively.

Index of Special Terms and Conditions

1.	Federal Equal Employment Opportunity Requirements	18.	Novation Requirements

2.	Travel and Per Diem Reimbursement	19.	Debarment and Suspension Certification

3.	Procurement Rules	20.	Smoke-Free Workplace Certification

4.	Equipment Ownership / Inventory / Disposition	21.	Covenant Against Contingent Fees

5.	Subcontract Requirements	22.	Payment Withholds

6.	Income Restrictions	23.	Performance Evaluation

7.	Audit and Record Retention	24.	Officials Not to Benefit

8.	Site Inspection	25.	Year 2000 Compliance

9.	Federal Contract Funds	26.	Prohibited Use of State Funds for Software

10.	Intellectual Property Rights	27.	University of California Mutual Indemnification

11.	Air or Water Pollution Requirements	28.	Use of Small, Minority Owned and Women’s Businesses

12.	Prior Approval of Training Seminars, Workshops or Conferences	29.	Alien Ineligibility Certification

13.	Confidentiality of Information	30.	Union Organizing

14.	Documents, Publications, and Written Reports	31.	Contract Uniformity (Fringe Benefit Allowability)

15.	Dispute Resolution Process	32.	Lobbying Restrictions and Disclosure Certification

16.	Financial and Compliance Audit Requirements

17.	Human Subjects Use Requirements

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

1.	Federal Equal Opportunity Requirements

(Applicable to all federally funded agreements.)

a.	The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin, physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era. The Contractor will take affirmative action to ensure that qualified applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, national origin, physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era. Such action shall include, but not be limited to the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and career development opportunities and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Federal Government or DHS, setting forth the provisions of the Equal Opportunity clause, Section 503 of the Rehabilitation Act of 1973 and the affirmative action clause required by the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (38 U.S.C. 4212). Such notices shall state the Contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified applicants without discrimination based on their race, color, religion, sex, national origin physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era and the rights of applicants and employees.

b.	The Contractor will, in all solicitations or advancements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, national origin physical or mental handicap, disability, age or status as a disabled veteran or veteran of the Vietnam era.

c.	The Contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding a notice, to be provided by the Federal Government or the State, advising the labor union or workers’ representative of the Contractor’s commitments under the provisions herein and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

d.	The Contractor will comply with all provisions of and furnish all information and reports required by Section 503 of the Rehabilitation Act of 1973, as amended, the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (38 U.S.C. 4212) and of the Federal Executive Order No. 11246 as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.

e.	The Contractor will furnish all information and reports required by Federal Executive Order No. 11246 as amended, and the Rehabilitation Act of 1973, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to its books, records, and accounts by the State and its designated representatives and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

f.	In the event of the Contractor’s noncompliance with the requirements of the provisions herein or with any federal rules, regulations, or orders which are referenced herein, this agreement may be cancelled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further federal and state contracts in accordance with procedures authorized in Federal Executive Order No. 11246 as amended and such other sanctions may be imposed and remedies invoked as provided in Federal Executive Order No. 11246 as amended, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

g.

The Contractor will include the provisions of Paragraphs a through g in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Federal Executive Order No. 11246 as amended, or Section 503 of the Rehabilitation Act of 1973 or (38 U.S.C. 4212) of the Vietnam Era Veteran’s Readjustment Assistance Act, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the Director of the Office of Federal Contract Compliance Programs or DHS may direct as a means of enforcing such

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

provisions including sanctions for noncompliance provided, however, that in the event the Contractor becomes involved in, or is threatened with litigation by a subcontractor or vendor as a result of such direction by DHS, the Contractor may request in writing to DHS, who, in turn, may request the United States to enter into such litigation to protect the interests of the State and of the United States.

2.	Travel and Per Diem Reimbursement

(Applicable if travel and/or per diem expenses are reimbursed with contract funds.)

Reimbursement for travel and per diem expenses from DHS under this agreement shall, unless otherwise specified in this agreement, be at the rates currently in effect, as established by the California Department of Personnel Administration (DPA), for nonrepresented state employees. If the DPA rates change during the term of the agreement, the new rates shall apply upon their effective date and no amendment to this agreement shall be necessary. Exceptions to DPA rates may be approved by DHS upon the submission of a statement by the Contractor indicating that such rates are not available to the Contractor. No travel outside the State of California shall be reimbursed without prior written authorization from DHS.

3.	Procurement Rules

(Applicable to all agreements in which equipment, miscellaneous property, commodities and/or supplies are furnished by DHS or expenses for said items are reimbursed with state or federal funds.)

a.	Equipment definitions

Wherever the term equipment and/or miscellaneous property is used, the following definitions shall apply:

(1)	Major equipment: A tangible or intangible item having a base unit cost of $5,000 or more with a life expectancy of one (1) year or more and is either furnished by DHS or the cost is reimbursed through this agreement. Software and videos are examples of intangible items that meet this definition.

(2)	Minor equipment: A tangible item having a base unit cost of less than $5,000 with a life expectancy of one (1) year or more that is listed on the DHS Asset Management Unit’s Minor Equipment List and is either furnished by DHS or the cost is reimbursed through this agreement. Contractors may obtain a copy of the Minor Equipment List by making a request through the DHS program contract manager.

(3)	Miscellaneous property: A specific tangible item with a life expectancy of one (1) year or more that is either furnished by DHS or the cost is reimbursed through this agreement. Examples include, but are not limited to: furniture (excluding modular furniture), cabinets, typewriters, desktop calculators, portable dictators, non-digital cameras, etc.

b.	Government and public entities (including state colleges/universities and auxiliary organizations), whether acting as a contractor and/or subcontractor, may secure all commodities, supplies, equipment and services related to such purchases that are required in performance of this agreement. Said procurements are subject to Paragraphs d through h of Provision 3. Paragraph c of Provision 3 shall also apply, if equipment purchases are delegated to subcontractors that are nonprofit organizations or commercial businesses.

c.	Nonprofit organizations and commercial businesses, whether acting as a contractor and/or subcontractor, may secure commodities, supplies, equipment and services related to such purchases for performance under this agreement.

(1)	Equipment purchases shall not exceed $50,000 annually.

To secure equipment above the annual maximum limit of $50,000, the Contractor shall make arrangements through the appropriate DHS program contract manager, to have all remaining

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

equipment purchased through DHS’ Purchasing Unit. The cost of equipment purchased by or through DHS shall be deducted from the funds available in this agreement. Contractor shall submit to the DHS program contract manager a list of equipment specifications for those items that the State must procure. The State may pay the vendor directly for such arranged equipment purchases and title to the equipment will remain with DHS. The equipment will be delivered to the Contractor’s address, as stated on the face of the agreement, unless the Contractor notifies the DHS program contract manager, in writing, of an alternate delivery address.

(2)	All equipment purchases are subject to Paragraphs d through h of Provision 3. Paragraph b of Provision 3 shall also apply, if equipment purchases are delegated to subcontractors that are either a government or public entity.

(3)	Nonprofit organizations and commercial businesses, shall use a procurement system that meets the following standards:

(a)	Maintain a code or standard of conduct that shall govern the performance of its officers, employees, or agents engaged in awarding procurement contracts. No employee, officer, or agent shall participate in the selection, award, or administration of a procurement contract in which, to his or her knowledge, he or she has a financial interest.

(b)	Procurements shall be conducted in a manner that provides, to the maximum extent practical, open, and free competition.

(c)	Procurements shall be conducted in a manner that provides for all of the following:

[1]	Avoid purchasing unnecessary or duplicate items.

[2]	Equipment solicitations shall be based upon a clear and accurate description of the technical requirements of the goods to be procured.

[3]	Take positive steps to utilize small and veteran owned businesses.

d.	Unless waived or otherwise stipulated in writing by DHS, prior written authorization from the appropriate DHS program contract manager will be required before the Contractor will be reimbursed for any purchase of $5,000 or more for commodities, supplies, equipment, and services related to such purchases. The Contractor must provide in its request for authorization all particulars necessary, as specified by DHS, for evaluating the necessity or desirability of incurring such costs. The term “purchase” excludes the purchase of services from a subcontractor and public utility services at rates established for uniform applicability to the general public.

e.	In special circumstances, determined by DHS (e.g., when DHS has a need to monitor certain purchases, etc.), DHS may require prior written authorization and/or the submission of paid vendor receipts for any purchase, regardless of dollar amount. DHS reserves the right to either deny claims for reimbursement or to request repayment for any Contractor and/or subcontractor purchase that DHS determines to be unnecessary in carrying out performance under this agreement.

f.	The Contractor and/or subcontractor must maintain a copy or narrative description of the procurement system, guidelines, rules, or regulations that will be used to make purchases under this agreement. The State reserves the right to request a copy of these documents and to inspect the purchasing practices of the Contractor and/or subcontractor at any time.

g.	For all purchases, the Contractor and/or subcontractor must maintain copies of all paid vendor invoices, documents, bids and other information used in vendor selection, for inspection or audit. Justifications supporting the absence of bidding (i.e., sole source purchases) shall also be maintained on file by the Contractor and/or subcontractor for inspection or audit.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

h.	DHS may, with cause (e.g., with reasonable suspicion of unnecessary purchases or use of inappropriate purchase practices, etc.), withhold, cancel, modify, or retract the delegated purchase authority granted under Paragraphs b and/or c of Provision 3 by giving the Contractor no less than 30 calendar days written notice.

4.	Equipment Ownership / Inventory / Disposition

(Applicable to agreements in which equipment and/or miscellaneous property is furnished by DHS and/or when said items are purchased or reimbursed with state or federal funds.)

a.	Wherever the term equipment and/or miscellaneous property is used in Provision 4, the definitions in Provision 3, Paragraph a shall apply.

All equipment and/or miscellaneous property that are purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement and not fully consumed in performance of this agreement shall be considered state equipment and the property of DHS.

(1)	DHS requires the reporting, tagging and annual inventorying of all equipment and/or miscellaneous property that is furnished by DHS or purchased/reimbursed with funds provided through this agreement.

Upon receipt of equipment and/or miscellaneous property, the Contractor shall report the receipt to the DHS program contract manager. To report the receipt of said items and to receive property tags, Contractor shall use a form or format designated by DHS’ Asset Management Unit. If the appropriate form (i.e., Contractor Equipment Purchased with DHS Funds) does not accompany this agreement, Contractor shall request a copy from the DHS program contract manager.

(2)	If the Contractor enters into an agreement with a term of more than twelve months, the Contractor shall submit an annual inventory of state equipment and/or miscellaneous property to the DHS program contract manager using a form or format designated by DHS’ Asset Management Unit. If an inventory report form (i.e., Inventory/Disposition of DHS-Funded Equipment) does not accompany this agreement, Contractor shall request a copy from the DHS program contract manager. Contractor shall:

(a)	Include in the inventory report, equipment and/or miscellaneous property in the Contractor’s possession and/or in the possession of a subcontractor (including independent consultants).

(b)	Submit the inventory report to DHS according to the instructions appearing on the inventory form or issued by the DHS program contract manager.

(c)	Contact the DHS program contract manager to learn how to remove, trade-in, sell; transfer or survey off, from the inventory report, expired equipment and/or miscellaneous property that is no longer wanted, usable or has passed its life expectancy. Instructions will be supplied by DHS’ Asset Management Unit.

b.	Title to state equipment and/or miscellaneous property shall not be affected by its incorporation or attachment to any property not owned by the State.

c.	Unless otherwise stipulated, DHS shall be under no obligation to pay the cost of restoration, or rehabilitation of the Contractor’s and/or Subcontractor’s facility which may be affected by the removal of any state equipment and/or miscellaneous property.

d.	The Contractor and/or Subcontractor shall maintain and administer a sound business program for ensuring the proper use, maintenance, repair, protection, insurance and preservation of state equipment and/or miscellaneous property.

(1)	In administering this provision, DHS may require the Contractor and/or Subcontractor to repair or replace, to DHS’ satisfaction, any damaged, lost or stolen state equipment and/or

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

miscellaneous property. Contractor and/or Subcontractor shall immediately file a theft report with the appropriate police agency or the California Highway Patrol and Contractor shall promptly submit one copy of the theft report to the DHS program contract manager.

e.	Unless otherwise stipulated by the program funding this agreement, equipment and/or miscellaneous property purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement, shall only be used for performance of this agreement or another DHS agreement.

f.	Within sixty (60) calendar days prior to the termination or end of this agreement, the Contractor shall provide a final inventory report of equipment and/or miscellaneous property to the DHS program contract manager and shall, at that time, query DHS as to the requirements, including the manner and method, of returning state equipment and/or miscellaneous property to DHS. Final disposition of equipment and/or miscellaneous property shall be at DHS expense and according to DHS instructions. Equipment and/or miscellaneous property disposition instructions shall be issued by DHS immediately after receipt of the final inventory report. At the termination or conclusion of this agreement, DHS may at its discretion, authorize the continued use of state equipment and/or miscellaneous property for performance of work under a different DHS agreement.

g.	Motor Vehicles

(Applicable only if motor vehicles are purchased/reimbursed with agreement funds or furnished by DHS under this agreement.)

(1)	If motor vehicles are purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement, within thirty (30) calendar days prior to the termination or end of this agreement, the Contractor and/or Subcontractor shall return such vehicles to DHS and shall deliver all necessary documents of title or registration to enable the proper transfer of a marketable title to DHS.

(2)	If motor vehicles are purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement, the State of California shall be the legal owner of said motor vehicles and the Contractor shall be the registered owner. The Contractor and/or a subcontractor may only use said vehicles for performance and under the terms of this agreement.

(3)	The Contractor and/or Subcontractor agree that all operators of motor vehicles, purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement, shall hold a valid State of California driver’s license. In the event that ten or more passengers are to be transported in any one vehicle, the operator shall also hold a State of California Class B driver’s license.

(4)	If any motor vehicle is purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement, the Contractor and/or Subcontractor, as applicable, shall provide, maintain, and certify that, at a minimum, the following type and amount of automobile liability insurance is in effect during the term of this agreement or any period of contract extension during which any vehicle remains in the Contractor’s and/or Subcontractor’s possession:

Automobile Liability Insurance

(a)	The Contractor, by signing this agreement, hereby certifies that it possesses or will obtain automobile liability insurance in the amount of $1,000,000 per occurrence for bodily injury and property damage combined. Said insurance must be obtained and made effective upon the delivery date of any motor vehicle, purchased/reimbursed with agreement funds or furnished by DHS under the terms of this agreement, to the Contractor and/or Subcontractor.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

(b)	The Contractor and/or Subcontractor shall, as soon as practical, furnish a copy of the certificate of insurance to the DHS program contract manager.

(c)	The Contractor and/or Subcontractor agree that bodily injury and property damage liability insurance, as required herein, shall remain in effect at all times during the term of this agreement or until such time as the motor vehicle is returned to DHS.

(d)	The Contractor and/or Subcontractor agree to provide, at least thirty (30) days prior to the expiration date of said insurance coverage, a copy of a new certificate of insurance evidencing continued coverage, as indicated herein, for not less than the remainder of the term of this agreement, the term of any extension or continuation thereof, or for a period of not less than one (1) year.

(e)	The Contractor and/or Subcontractor, if not a self-insured government and/or public entity, must provide evidence, that any required certificates of insurance contain the following provisions:

[1]	The insurer will not cancel the insured’s coverage without giving thirty (30) calendar days prior written notice to the State (California Department of Health Services).

[2]	The State of California, its officers, agents, employees, and servants are included as additional insureds, but only with respect to work performed for the State under this agreement and any extension or continuation of this agreement.

[3]	The insurance carrier shall notify the State of California Department of Health Services, in writing, of the Contractor’s failure to pay premiums; its cancellation of such policies; or any other substantial change, including, but not limited to, the status, coverage, or scope of the required insurance. Such notices shall contain a reference to the agreement number for which the insurance was obtained.

(f)	The Contractor and/or Subcontractor is hereby advised that copies of certificates of insurance may be subject to review and approval by the Department of General Services (DGS), Office of Risk and Insurance Management. The Contractor shall be notified by DHS, in writing, if this provision is applicable to this agreement. If DGS approval of the certificate of insurance is required, the Contractor agrees that no work or services shall be performed prior to obtaining said approval.

(g)	In the event the Contractor and/or Subcontractor fails to keep insurance coverage, as required herein, in effect at all times during vehicle possession, DHS may, in addition to any other remedies it may have, terminate this agreement upon the occurrence of such event.

5.	Subcontract Requirements

(Applicable to agreements under which services are to be performed by subcontractors including independent consultants.)

a.	Prior written authorization will be required before the Contractor enters into or is reimbursed for any subcontract for services costing $5,000 or more. Except as indicated in Paragraph a(3) herein, when securing subcontracts for services exceeding $5,000, the Contractor shall obtain at least three bids or justify a sole source award.

(1)	The Contractor must provide in its request for authorization, all particulars necessary for evaluating the necessity or desirability of incurring such cost.

(2)	The State may identify the information needed to fulfill this requirement.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

(3)	Subcontracts performed by the following entities or for the service types listed below are exempt from the bidding and sole source justification requirements:

(a)	A local governmental entity or the federal government,

(b)	A State college or university from any State,

(c)	A Joint Powers Authority,

(d)	An auxiliary organization of a California State University or a California community college,

(e)	A foundation organized to support the Board of Governors of the California Community Colleges,

(f)	An auxiliary organization of the Student Aid Commission established under Education Code § 69522,

(g)	Entities of any type that will provide subvention aid or direct services to the public,

(h)	Entities and/or service types identified as exempt from advertising in State Administrative Manual Section 1233 subsection 3. View this publication at the following Internet address: http://sam.dgs.ca.gov.

(4)	Unless otherwise mandated by the funding agency (i.e., federal government), DHS may only pay the Contractor’s overhead charges or indirect costs on the first $25,000 of each subcontract.

b.	DHS reserves the right to approve or disapprove the selection of subcontractors and with advance written notice, require the substitution of subcontractors and require the Contractor to terminate subcontracts entered into in support of this agreement.

(1)	Upon receipt of a written notice from DHS requiring the substitution and/or termination of a subcontract, the Contractor shall take steps to ensure the completion of any work in progress and select a replacement, if applicable, within 30 calendar days, unless a longer period is agreed to by DHS.

c.	Actual subcontracts (i.e., written agreement between the Contractor and a subcontractor) of $5,000 or more are subject to the prior review and written approval of DHS. DHS may, at its discretion, elect to waive this right. All such waivers shall be confirmed in writing by DHS.

d.	Contractor shall maintain a copy of each subcontract entered into in support of this agreement and shall, upon request by DHS, make said copies available for approval, inspection, or audit.

e.	Sole responsibility rests with the Contractor to ensure that subcontractors, used in performance of this agreement, are paid in a timely manner. The timeliness of said payments may be affected by the timeliness of payments issued by DHS to the Contractor.

f.	The Contractor is responsible for all performance requirements under this agreement even though performance may be carried out through a subcontract.

g.	The Contractor shall ensure that all subcontracts for services include provision(s) requiring compliance with applicable terms and conditions specified in this agreement.

h.	The Contractor agrees to include the following clause, relevant to record retention, in all subcontracts for services:

“(Subcontractor Name) agrees to maintain and preserve, until three years after termination of (Agreement Number) and final payment from DHS, to permit DHS or any duly authorized representative, to have access to, examine or audit any pertinent books, documents, papers and records related to this subcontract and to allow interviews of any employees who might reasonably have information related to such records.”

i.	Unless otherwise stipulated in writing by DHS, the Contractor shall be the subcontractor’s sole point of contact for all matters related to performance and payment under this agreement.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

j.	Contractor shall, as applicable, advise all subcontractors of their obligations pursuant to the following numbered provisions of this Exhibit: 1, 2, 3, 4, 5, 6, 7, 8, 10, 11, 12, 13, 14, 17, 19, 20, 24, and 32.

6.	Income Restrictions

Unless otherwise stipulated in this agreement, the Contractor agrees that any refunds, rebates, credits, or other amounts (including any interest thereon) accruing to or received by the Contractor under this agreement shall be paid by the Contractor to DHS, to the extent that they are properly allocable to costs for which the Contractor has been reimbursed by DHS under this agreement.

7.	Audit and Record Retention

(Applicable to agreements in excess of $10,000.)

a.	The Contractor and/or Subcontractor shall maintain books, records, documents, and other evidence, accounting procedures and practices, sufficient to properly reflect all direct and indirect costs of whatever nature claimed to have been incurred in the performance of this agreement, including any matching costs and expenses. The foregoing constitutes “records” for the purpose of this provision.

b.	The Contractor’s and/or subcontractor’s facility or office or such part thereof as may be engaged in the performance of this agreement and his/her records shall be subject at all reasonable times to inspection, audit, and reproduction.

c.	Contractor agrees that DHS, the Department of General Services, the Bureau of State Audits, or their designated representatives including the Comptroller General of the United States shall have the right to review and to copy any records and supporting documentation pertaining to the performance of this agreement. Contractor agrees to allow the auditor(s) access to such records during normal business hours and to allow interviews of any employees who might reasonably have information related to such records. Further, the Contractor agrees to include a similar right of the State to audit records and interview staff in any subcontract related to performance of this agreement. (GC 8546.7, CCR Title 2, Section 1896).

d.	The Contractor and/or Subcontractor shall preserve and make available his/her records (1) for a period of three years from the date of final payment under this agreement, and (2) for such longer period, if any, as is required by applicable statute, by any other provision of this agreement, or by subparagraphs (1) or (2) below.

(1)	If this agreement is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of three years from the date of any resulting final settlement.

(2)	If any litigation, claim, negotiation, audit, or other action involving the records has been started before the expiration of the three-year period, the records shall be retained until completion of the action and resolution of all issues which arise from it, or until the end of the regular three-year period, whichever is later.

e.	The Contractor and/or Subcontractor shall comply with the above requirements and be aware of the penalties for violations of fraud and for obstruction of investigation as set forth in Public Contract Code § 10115.10, if applicable.

f.	The Contractor and/or Subcontractor may, at its discretion, following receipt of final payment under this agreement, reduce its accounts, books and records related to this agreement to microfilm, computer disk, CD ROM, or other data storage medium. Upon request by an authorized representative to inspect, audit or obtain copies of said records, the Contractor and/or Subcontractor must supply or make available applicable devices, hardware, and/or software necessary to view, copy and/or print said records. Applicable devices may include, but are not limited to, microfilm readers and microfilm printers, etc.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

8.	Site Inspection

The State, through any authorized representatives, has the right at all reasonable times to inspect or otherwise evaluate the work performed or being performed hereunder including subcontract supported activities and the premises in which it is being performed. If any inspection or evaluation is made of the premises of the Contractor or Subcontractor, the Contractor shall provide and shall require Subcontractors to provide all reasonable facilities and assistance for the safety and convenience of the authorized representatives in the performance of their duties. All inspections and evaluations shall be performed in such a manner as will not unduly delay the work.

9.	Federal Contract Funds

(Applicable only to that portion of an agreement funded in part or whole with federal funds.)

a.	It is mutually understood between the parties that this agreement may have been written before ascertaining the availability of congressional appropriation of funds, for the mutual benefit of both parties, in order to avoid program and fiscal delays which would occur if the agreement were executed after that determination was made.

b.	This agreement is valid and enforceable only if sufficient funds are made available to the State by the United States Government for the fiscal years covered by the term of this agreement. In addition, this agreement is subject to any additional restrictions, limitations, or conditions enacted by the Congress or any statute enacted by the Congress which may affect the provisions, terms or funding of this agreement in any manner.

c.	It is mutually agreed that if the Congress does not appropriate sufficient funds for the program, this agreement shall be amended to reflect any reduction in funds.

d.	DHS has the option to void or cancel the agreement with 30-days advance written notice or to amend the agreement to reflect any reduction in funds.

10.	Intellectual Property Rights

a.	Ownership

(1)	Except where DHS has agreed in a signed writing to accept a license, DHS shall be and remain, without additional compensation, the sole owner of any and all rights, title and interest in all Intellectual Property, from the moment of creation, whether or not jointly conceived, that are made, conceived, derived from, or reduced to practice by Contractor or DHS and which result directly or indirectly from this agreement.

(2)	For the purposes of this agreement, Intellectual Property means recognized protectable rights and interest such as: patents, (whether or not issued) copyrights, trademarks, service marks, applications for any of the foregoing, inventions, trade secrets, trade dress, logos, insignia, color combinations, slogans, moral rights, right of publicity, author’s rights, contract and licensing rights, works, mask works, industrial design rights, rights of priority, know how, design flows, methodologies, devices, business processes, developments, innovations, good will and all other legal rights protecting intangible proprietary information as may exist now and/or here after come into existence, and all renewals and extensions, regardless of whether those rights arise under the laws of the United States, or any other state, country or jurisdiction.

(a)

For the purposes of the definition of Intellectual Property, “works” means all literary works, writings and printed matter including the medium by which they are recorded or reproduced, photographs, art work, pictorial and graphic representations and works of a similar nature, film, motion pictures, digital images, animation cells, and other audiovisual works including positives and negatives thereof, sound recordings, tapes, educational materials, interactive videos and any other materials or products created, produced, conceptualized and fixed in a tangible medium of expression. It includes preliminary and final products and any materials and information developed for the purposes of producing

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

those final products. Works does not include articles submitted to peer review or reference journals or independent research projects.

(3)	In the performance of this agreement, Contractor will exercise and utilize certain of its Intellectual Property in existence prior to the effective date of this agreement. In addition, under this agreement, Contractor may access and utilize certain of DHS’ Intellectual Property in existence prior to the effective date of this agreement. Except as otherwise set forth herein, Contractor shall not use any of DHS’ Intellectual Property now existing or hereafter existing for any purposes without the prior written permission of DHS. Except as otherwise set forth herein, neither the Contractor nor DHS shall give any ownership interest in or rights to its Intellectual Property to the other Party. If during the term of this agreement, Contractor accesses any third-party Intellectual Property that is licensed to DHS, Contractor agrees to abide by all license and confidentiality restrictions applicable to DHS in the third-party’s license agreement.

(4)	Contractor agrees to cooperate with DHS in establishing or maintaining DHS’ exclusive rights in the Intellectual Property, and in assuring DHS’ sole rights against third parties with respect to the Intellectual Property. If the Contractor enters into any agreements or subcontracts with other parties in order to perform this agreement, Contractor shall require the terms of the agreement(s) to include all Intellectual Property provisions. Such terms must include, but are not limited to, the subcontractor assigning and agreeing to assign to DHS all rights, title and interest in Intellectual Property made, conceived, derived from, or reduced to practice by the subcontractor, Contractor or DHS and which result directly or indirectly from this agreement or any subcontract.

(5)	Contractor further agrees to assist and cooperate with DHS in all reasonable respects, and execute all documents and, subject to reasonable availability, give testimony and take all further acts reasonably necessary to acquire, transfer, maintain, and enforce DHS’ Intellectual Property rights and interests.

b.	Retained Rights / License Rights

(1)	Except for Intellectual Property made, conceived, derived from, or reduced to practice by Contractor or DHS and which result directly or indirectly from this agreement, Contractor shall retain title to all of its Intellectual Property to the extent such Intellectual Property is in existence prior to the effective date of this agreement. Contractor hereby grants to DHS, without additional compensation, a permanent, non-exclusive, royalty free, paid-up, worldwide, irrevocable, perpetual, non-terminable license to use, reproduce, manufacture, sell, offer to sell, import, export, modify, publicly and privately display/perform, distribute, and dispose Contractor’s Intellectual Property with the right to sublicense through multiple layers, for any purpose whatsoever, to the extent it is incorporated in the Intellectual Property resulting from this agreement, unless Contractor assigns all rights, title and interest in the Intellectual Property as set forth herein.

(2)	Nothing in this provision shall restrict, limit, or otherwise prevent Contractor from using any ideas, concepts, know-how, methodology or techniques related to its performance under this agreement, provided that Contractor’s use does not infringe the patent, copyright, trademark rights, license or other Intellectual Property rights of DHS or third party, or result in a breach or default of any provisions of this Exhibit or result in a breach of any provisions of law relating to confidentiality.

c.	Copyright

(1)

Contractor agrees that for purposes of copyright law, all works [as defined in Section a, subparagraph (2)(a) of this provision] of authorship made by or on behalf of Contractor in connection with Contractor’s performance of this agreement shall be deemed “works made for hire”. Contractor further agrees that the work of each person utilized by Contractor in connection with the performance of this agreement will be a “work made for hire,” whether that person is an employee of Contractor or that person has entered into an agreement with Contractor to perform the work. Contractor shall enter into a written agreement with any such

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

person that: (i) all work performed for Contractor shall be deemed a “work made for hire” under the Copyright Act and (ii) that person shall assign all right, title, and interest to DHS to any work product made, conceived, derived from, or reduced to practice by Contractor or DHS and which result directly or indirectly from this agreement.

(2)	All materials, including, but not limited to, visual works or text, reproduced or distributed pursuant to this agreement that include Intellectual Property made, conceived, derived from, or reduced to practice by Contractor or DHS and which result directly or indirectly from this agreement, shall include DHS’ notice of copyright, which shall read in 3mm or larger typeface: “© 2001, State of California, Department of Health Services. This material may not be reproduced or disseminated without prior written permission from the Department of Health Services.” This notice should be placed prominently on the materials and set apart from other matter on the page where it appears. Audio productions shall contain a similar audio notice of copyright.

d.	Patent Rights

With respect to inventions made by Contractor in the performance of this agreement, which did not result from research and development specifically included in the agreement’s scope of work, Contractor hereby grants to DHS a license as described under Section b of this provision for devices or material incorporating, or made through the use of such inventions. If such inventions result from research and development work specifically included within the agreement’s scope of work, then Contractor agrees to assign to DHS, without additional compensation, all its right, title and interest in and to such inventions and to assist DHS in securing United States and foreign patents with respect thereto.

e.	Third-Party Intellectual Property

Except as provided herein, Contractor agrees that its performance of this agreement shall not be dependent upon or include any Intellectual Property of Contractor or third party without first: (i) obtaining DHS’ prior written approval; and (ii) granting to or obtaining for DHS, without additional compensation, a license, as described in Section b of this provision, for any of Contractor’s or third-party’s Intellectual Property in existence prior to the effective date of this agreement. If such a license upon the these terms is unattainable, and DHS determines that the Intellectual Property ¦ should be included in or is required for Contractor’s performance of this agreement, Contractor shall obtain a license under terms acceptable to DHS.

f.	Warranties

(1)	Contractor represents and warrants that:

(a)	It is free to enter into and fully perform this agreement.

(b)	It has secured and will secure all rights and licenses necessary for its performance of this agreement.

(c)	Neither Contractor’s performance of this agreement, nor the exercise by either Party of the rights granted in this agreement, nor any use, reproduction, manufacture, sale, offer to sell, import, export, modification, public and private display/performance, distribution, and disposition of the Intellectual Property made, conceived, derived from, or reduced to practice by Contractor or DHS and which result directly or indirectly from this agreement will infringe upon or violate any Intellectual Property right, non-disclosure obligation, or other proprietary right or interest of any third-party or entity now existing under the laws of, or hereafter existing or issued by, any state, the United States, or any foreign country. There is currently no actual or threatened claim by any such third party based on an alleged violation of any such right by Contractor.

(d)	Neither Contractor’s performance nor any part of its performance will violate the right of privacy of, or constitute a libel or slander against any person or entity.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

(e)	It has secured and will secure all rights and licenses necessary for Intellectual Property including, but not limited to, consents, waivers or releases from all authors of music or performances used, and talent (radio, television and motion picture talent), owners of any interest in and to real estate, sites, locations, property or props that may be used or shown.

(f)	It has not granted and shall not grant to any person or entity any right that would or might derogate, encumber, or interfere with any of the rights granted to DHS in this agreement.

(g)	It has appropriate systems and controls in place to ensure that state funds will not be used in the performance of this agreement for the acquisition, operation or maintenance of computer software in violation of copyright laws.

(h)	It has no knowledge of any outstanding claims, licenses or other charges, liens, or encumbrances of any kind or nature whatsoever that could affect in any way Contractor’s performance of this agreement.

(2)	DHS MAKES NO WARRANTY THAT THE INTELLECTUAL PROPERTY RESULTING FROM THIS AGREEMENT DOES NOT INFRINGE UPON ANY PATENT, TRADEMARK, COPYRIGHT OR THE LIKE, NOW EXISTING OR SUBSEQUENTLY ISSUED.

g.	Intellectual Property Indemnity

(1)	Contractor shall indemnify, defend and hold harmless DHS and its licensees and assignees, and its officers, directors, employees, agents, representatives, successors, and users of its products, (“Indemnitees”) from and against all claims, actions, damages, losses, liabilities (or actions or proceedings with respect to any thereof), whether or not rightful, arising from any and all actions or claims by any third party or expenses related thereto (including, but not limited to, all legal expenses, court costs, and attorney’s fees incurred in investigating, preparing, serving as a witness in, or defending against, any such claim, action, or proceeding, commenced or threatened) to which any of the Indemnitees may be subject, whether or not Contractor is a party to any pending or threatened litigation, which arise out of or are related to (i) the incorrectness or breach of any of the representations, warranties, covenants or agreements of Contractor pertaining to Intellectual Property; or (ii) any Intellectual Property infringement, or any other type of actual or alleged infringement claim, arising out of DHS’ use, reproduction, manufacture, sale, offer to sell, distribution, import, export, modification, public and private performance/display, license, and disposition of the Intellectual Property made, conceived, derived from, or reduced to practice by Contractor or DHS and which result directly or indirectly from this agreement. This indemnity obligation shall apply irrespective of whether the infringement claim is based on a patent, trademark or copyright registration that issued after the effective date of this agreement. DHS reserves the right to participate in and/or control, at Contractor’s expense, any such infringement action brought against DHS.

(2)	Should any Intellectual Property licensed by the Contractor to DHS under this agreement become the subject of an Intellectual Property infringement claim, Contractor will exercise its authority reasonably and in good faith to preserve DHS’ right to use the licensed Intellectual Property in accordance with this agreement at no expense to DHS. DHS shall have the right to monitor and appear through its own counsel (at Contractor’s expense) in any such claim or action. In the defense or settlement of the claim, Contractor may obtain the right for DHS to continue using the licensed Intellectual Property; or, replace or modify the licensed Intellectual Property so that the replaced or modified Intellectual Property becomes non-infringing provided that such replacement or modification is functionally equivalent to the original licensed Intellectual Property. If such remedies are not reasonably available, DHS shall be entitled to a refund of all monies paid under this agreement, without restriction or limitation of any other rights and remedies available at law or in equity.

(3)

Contractor agrees that damages alone would be inadequate to compensate DHS for breach of any term of this Intellectual Property Exhibit by Contractor. Contractor acknowledges DHS would suffer irreparable harm in the event of such breach and agrees DHS shall be entitled to

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

obtain equitable relief, including without limitation an injunction, from a court of competent jurisdiction, without restriction or limitation of any other rights and remedies available at law or in equity.

h.	Federal Funding

In any agreement funded in whole or in part by the federal government, DHS may acquire and maintain the Intellectual Property rights, title, and ownership, which results directly or indirectly from the agreement; except as provided in 37 Code of Federal Regulations part 401.14; however, the federal government shall have a non-exclusive, nontransferable, irrevocable, paid-up license throughout the world to use, duplicate, or dispose of such Intellectual Property throughout the world in any manner for governmental purposes and to have and permit others to do so.

i.	Survival

The provisions set forth herein shall survive any termination or expiration of this agreement or any project schedule.

11.	Air or Water Pollution Requirements

Any federally funded agreement and/or subcontract in excess of $100,000 must comply with the following provisions unless said agreement is exempt under 40 CFR 15.5.

a.	Government contractors agree to comply with all applicable standards, orders, or requirements issued under section 306 of the Clean Air Act [42 U.S.C. 1857(h)], section 508 of the Clean Water Act (33 U.S.C. 1368), Executive Order 11738, and Environmental Protection Agency regulations (40 CFR part 15).

b.	Institutions of higher education, hospitals, nonprofit organizations and commercial businesses agree to comply with all applicable standards, orders, or requirements issued under the Clean Air Act (42 U.S.C. 7401 et seq.), as amended, and the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), as amended.

12.	Prior Approval of Training Seminars, Workshops or Conferences

Contractor shall obtain prior DHS approval of the location, costs, dates, agenda, instructors, instructional materials, and attendees at any reimbursable training seminar, workshop, or conference conducted pursuant to this contract and of any reimbursable publicity or educational materials to be made available for distribution. The Contractor shall acknowledge the support of the State whenever publicizing the work under this agreement in any media. This provision does not apply to necessary staff meetings or training sessions held for the staff of the Contractor or Subcontractor to conduct routine business matters.

13.	Confidentiality of Information

a.	The Contractor and its employees, agents, or subcontractors shall protect from unauthorized disclosure names and other identifying information concerning persons either receiving services pursuant to this agreement or persons whose names or identifying information become available or are disclosed to the Contractor, its employees, agents, or subcontractors as a result of services performed under this agreement, except for statistical information not identifying any such person.

b.	The Contractor and its employees, agents, or subcontractors shall not use such identifying information for any purpose other than carrying out the Contractor’s obligations under this agreement.

c.	The Contractor and its employees, agents, or subcontractors shall promptly transmit to the DHS program contract manager all requests for disclosure of such identifying information not emanating from the client or person.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

d.	The Contractor shall not disclose, except as otherwise specifically permitted by this agreement or authorized by the client, any such identifying information to anyone other than DHS without prior written authorization from the DHS program contract manager.

e.	For purposes of this provision, identity shall include, but not be limited to name, identifying number, symbol, or other identifying particular assigned to the individual, such as finger or voice print or a photograph.

14.	Documents, Publications and Written Reports

(Applicable to agreements over $5,000 under which publications, written reports and documents are developed or produced. Government Code Section 7550.)

Any document, publication or written report (excluding progress reports, financial reports and normal contract communications) prepared as a requirement of this agreement shall contain, in a separate section preceding the main body of the document, the number and dollar amounts of all contracts and subcontracts relating to the preparation of such document or report, if the total cost for work by nonemployees of the State exceeds $5,000.

15.	Dispute Resolution Process

a.	A Contractor grievance exists whenever the Contract believes there is a dispute arising from DHS’ action in the administration of an agreement. If the Contractor believes there is a dispute or grievance between the Contractor and DHS, both parties shall follow the procedure outlined below.

(1)	The Contractor should first discuss the problem informally with the DHS program contract manager. If the problem cannot be resolved at this stage, the Contractor shall direct its grievance together with any evidence, in writing, to the program Branch Chief. The grievance shall state the issues in dispute, the legal authority or other basis for the Contractor’s position and the remedy sought. The Branch Chief shall make a determination on the problem within ten (10) working days after receipt of the written communication from the Contractor. The Branch Chief shall respond in writing to the Contractor indicating the decision and reasons therefore. Should the Contractor disagree with the Branch Chief’s decision, the Contractor may appeal to the second level.

(2)	The Contractor must prepare a letter indicating the reasons for disagreement with Branch Chief’s decision. The Contractor shall include with the letter a copy of the Contractor’s original statement of dispute with any supporting documents and a copy of the Branch Chief’s response. This letter shall be sent to the Deputy Director of the division in which the branch is organized within ten (10) working days from receipt of the Branch Chief’s decision. The Deputy Director of the division funding this agreement or his/her designee shall meet with the Contractor to review the issues raised. A written decision signed by the Deputy Director of the division funding this agreement or his/her designee shall be returned to the Contractor within twenty (20) working days of receipt of the Contractor’s letter.

b.	If the Contractor wishes to appeal the decision of the Deputy Director of the division funding this agreement or his/her designee, the Contractor shall follow the procedures set forth in Division 25.1 (commencing with Section 38050) of the Health and Safety Code and the regulations adopted thereunder. (Title 1, Subchapter 2.5, commencing with Section 251, California Code of Regulations.)

c.	Disputes arising out of an audit, examination of an agreement or other action not covered by subdivision (a) of Section 20204, of Chapter 2.1, Title 22, of the California Code of Regulations, and for which no procedures for appeal are provided in statute, regulation or the agreement, shall be handled in accordance with the procedures identified in Sections 51016 through 51047, Title 22, California Code of Regulations.

d.	Unless otherwise stipulated by DHS, dispute, grievance and/or appeal correspondence shall be directed to the DHS program contract manager.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

16.	Financial and Compliance Audit Requirements

a.	The definitions used in this provision are contained in Section 38040 of the Health and Safety Code, which by this reference is made a part hereof.

b.	Direct service contract means a contract for services contained in local assistance or subvention programs or both (see Health and Safety [H&S] Code section 38020). Direct service contracts shall not include contracts, grants, or subventions to other governmental agencies or units of government nor contracts with regional centers or area agencies on aging (H&S Code section 38030).

c.	The Contractor, as indicated below, agrees to obtain one of the following audits:

(1)	If the Contractor is a nonprofit organization (as defined in H&S Code section 38040) and receives $25,000 or more from any State agency under a direct service contract; the Contractor agrees to obtain an annual single, organization wide, financial and compliance audit. Said audit shall be conducted according to Generally Accepted Auditing Standards. This audit does not fulfill the audit requirements of Paragraph c(3) below. The audit shall be completed by the 15th day of the fifth month following the end of the Contractor’s fiscal year, and/or

(2)	If the Contractor is a nonprofit organization (as defined in H&S Code section 38040) and receives less than $25,000 per year from any State agency under a direct service contract, the Contractor agrees to obtain a biennial single, organization wide financial and compliance audit, unless there is evidence of fraud or other violation of state law in connection with this agreement. This audit does not fulfill the audit requirements of Paragraph c(3) below. The audit shall be completed by the 15th day of the fifth month following the end of the Contractor’s fiscal year, and/or

(3)	If the Contractor is a State or Local Government entity or Nonprofit organization (as defined by the Federal Office of Management and Budget [OMB] Circular A-133) and expends $300,000 or more in Federal awards, the Contractor agrees to obtain an annual single, organization wide, financial and compliance audit according to the requirements specified in OMB Circular A-133 entitled “Audits of States, Local Governments, and Non-Profit Organizations”. An audit conducted pursuant to this provision will fulfill the audit requirements outlined in Paragraphs c(1) and c(2) above. The audit shall be completed by the end of the ninth month following the end of the audit period. The requirements of this provision apply if:

(a)	The Contractor is a recipient expending Federal awards received directly from Federal awarding agencies, or

(b)	The Contractor is a subrecipient expending Federal awards received from a pass-through entity such as the State, County or community based organization.

(4)	If the Contractor submits to DHS a report of an audit other than an OMB A-133 audit, the Contractor must also submit a certification indicating the Contractor has not expended $300,000 or more in federal funds for the year covered by the audit report.

d.	Two copies of the audit report shall be delivered to the DHS program funding this agreement. The audit report must identify the Contractor’s legal name and the number assigned to this agreement. The audit report shall be due within 30 days after the completion of the audit. Upon receipt of said audit report, the DHS program contract manager shall forward the audit report to DHS’ Audits and Investigations Unit.

e.	The cost of the audits described herein may be included in the funding for this agreement up to the proportionate amount this agreement represents of the Contractor’s total revenue. The DHS program funding this agreement must provide advance written approval of the specific amount allowed for said audit expenses.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

f.	The State or its authorized designee, including the Bureau of State Audits, is responsible for conducting agreement performance audits which are not financial and compliance audits. Performance audits are defined by Generally Accepted Government Auditing Standards.

g.	Nothing in this agreement limits the State’s responsibility or authority to enforce State law or regulations, procedures, or reporting requirements arising thereto.

h.	Nothing in this provision limits the authority of the State to make audits of this agreement, provided however, that if independent audits arranged for by the Contractor meet Generally Accepted Governmental Auditing Standards, the State shall rely on those audits and any additional audit work and shall build upon the work already done.

i.	The State may, at its option, direct its own auditors to perform either of the audits described above. The Contractor will be given advance written notification, if the State chooses to exercise its option to perform said audits.

j.	The Contractor shall include a clause in any agreement the Contractor enters into with the audit firm doing the single organization wide audit to provide access by the State or Federal Government to the working papers of the independent auditor who prepares the single organization wide audit for the Contractor.

k.	Federal or state auditors shall have “expanded scope auditing” authority to conduct specific program audits during the same period in which a single organization wide audit is being performed, but the audit report has not been issued. The federal or state auditors shall review and have access to the current audit work being conducted and will not apply any testing or review procedures which have not been satisfied by previous audit work that has been completed.

The term “expanded scope auditing” is applied and defined in the U.S. General Accounting Office (GAO) issued Standards for Audit of Government Organizations, Programs, Activities and Functions, better known as the “yellow book”.

17.	Human Subjects Use Requirements

(Applicable only to federally funded agreements/grants in which performance, directly or through a subcontract/subaward, includes any tests or examination of materials derived from the human body.)

By signing this agreement, Contractor agrees that if any performance under this agreement or any subcontract or subagreement includes any tests or examination of materials derived from the human body for the purpose of providing information, diagnosis, prevention, treatment or assessment of disease, impairment, or health of a human being, all locations at which such examinations are performed shall meet the requirements of 42 U.S.C. Section 263a (CLIA) and the regulations thereunder.

18.	Novation Requirements

If the Contractor proposes any novation agreement, DHS shall act upon the proposal within 60 days after receipt of the written proposal. DHS may review and consider the proposal, consult and negotiate with the Contractor, and accept or reject all or part of the proposal. Acceptance or rejection of the proposal may be made orally within the 60-day period and confirmed in writing within five days of said decision. Upon written acceptance of the proposal, DHS will initiate an amendment to this agreement to formally implement the approved proposal.

19.	Debarment and Suspension Certification

(Applicable to all agreements funded in part or whole with federal funds.)

a.	By signing this agreement, the Contractor/Grantee agrees to comply with applicable federal suspension and debarment regulations including, but not limited to 7 CFR Part 3017, 45 CFR 76, 40 CFR 32 or 34 CFR 85.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

b.	By signing this agreement, the Contractor certifies to the best of its knowledge and belief, that it and its principals:

(1)	Are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded by any federal department or agency;

(2)	Have not within a three-year period preceding this application/proposal/agreement been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State or local) transaction or contract under a public transaction; violation of Federal or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property;

(3)	Are not presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State or local) with commission of any of the offenses enumerated in Paragraph b(2) herein; and

(4)	Have not within a three-year period preceding this application/proposal/agreement had one or more public transactions (Federal, State or local) terminated for cause or default.

(5)	Shall not knowingly enter into any lower tier covered transaction with a person who is proposed for debarment under federal regulations (i.e., 48 CFR part 9, subpart 9.4), debarred, suspended, declared ineligible, or voluntarily excluded from participation in such transaction, unless authorized by the State.

(6)	Will include a clause entitled, “Debarment and Suspension Certification” that essentially sets forth the provisions herein, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

c.	If the Contractor is unable to certify to any of the statements in this certification, the Contractor shall submit an explanation to the DHS program funding this contract.

d.	The terms and definitions herein have the meanings set out in the Definitions and Coverage sections of the rules implementing Federal Executive Order 12549.

e.	If the Contractor knowingly violates this certification, in addition to other remedies available to the Federal Government, the DHS may terminate this agreement for cause or default.

20.	Smoke-Free Workplace Certification

(Applicable to federally funded agreements/grants and subcontracts/subawards, that provide health, day care, early childhood development services, education or library services to children under 18 directly or through local governments.)

a.	Public Law 103-227, also known as the Pro-children Act of 1994 (Act), requires that smoking not be permitted in any portion of any indoor facility owned or leased or contracted for by an entity and used routinely or regularly for the provision of health, day care, early childhood development services, education or library services to children under the age of 18, if the services are funded by federal programs either directly or through state or local governments, by federal grant, contract, loan, or loan guarantee. The law also applies to children’s services that are provided in indoor facilities that are constructed, operated, or maintained with such federal funds. The law does not apply to children’s services provided in private residences; portions of facilities used for inpatient drug or alcohol treatment; service providers whose sole source of applicable federal funds is Medicare or Medicaid; or facilities where WIC coupons are redeemed.

b.	Failure to comply with the provisions of the law may result in the imposition of a civil monetary penalty of up to $1,000 for each violation and/or the imposition of an administrative compliance order on the responsible party.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

c.	By signing this agreement, Contractor or Grantee certifies that it will comply with the requirements of the Act and will not allow smoking within any portion of any indoor facility used for the provision of services for children as defined by the Act. The prohibitions herein are effective December 26, 1994.

d.	Contractor or Grantee further agrees that it will insert this certification into any subawards (subcontracts or subgrants) entered into that provide for children’s services as described in the Act.

21.	Covenant Against Contingent Fees

(Applicable only to federally funded agreements.)

The Contractor warrants that no person or selling agency has been employed or retained to solicit/secure this agreement upon an agreement of understanding for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide established commercial or selling agencies retained by the Contractor for the purpose of securing business. For breach or violation of this warranty, DHS shall have the right to annul this agreement without liability or in its discretion to deduct from the agreement price or consideration, or otherwise recover, the full amount of such commission, percentage, and brokerage or contingent fee.

22.	Payment Withholds

(Applicable only if a final report is required by this agreement. Not applicable to government entities.)

Unless waived or otherwise stipulated in this contract, DHS may, at its discretion, withhold 10 percent (10%) of the face amount of the agreement, 50 percent (50%) of the final invoice, or $3,000 whichever is greater, until DHS receives a final report that meets the terms, conditions and/or scope of work requirements of this agreement.

23.	Performance Evaluation

(Not applicable to grant agreements.)

DHS may, at its discretion, evaluate the performance of the Contractor at the conclusion of this agreement. If performance is evaluated, the evaluation shall not be a public record and shall remain on file with DHS. Negative performance evaluations may be considered by DHS prior to making future contract awards.

24.	Officials Not to Benefit

No members of or delegate of Congress or the State Legislature shall be admitted to any share or part of this agreement, or to any benefit that may arise therefrom. This provision shall not be construed to extend to this agreement if made with a corporation for its general benefits.

25.	Year 2000 Compliance

(Applicable to agreements in which Information Technology (IT) services are provided to DHS or if IT equipment is procured.)

The Contractor warrants and represents that the goods or services sold, leased, or licensed to the State of California, its agencies, or its political subdivisions, pursuant to this agreement are “Year 2000 Compliant.” For the purposes of this agreement, a good or services is Year 2000 compliant if it will continue to fully function before, at, and after the Year 2000 without interruption and, if applicable, with full ability to accurately and unambiguously process, display, compare, calculate, manipulate, and otherwise utilize date information. This warranty and representation supersedes all warranty disclaimers and limitations and all limitations on liability provided by or through the Contractor.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

26.	Prohibited Use of State Funds for Software

(Applicable to agreements in which computer software is used in performance of the work.)

Contractor certifies that it has appropriate systems and controls in place to ensure that state funds will not be used in the performance of this agreement for the acquisition, operation or maintenance of computer software in violation of copyright laws.

27.	University of California Mutual Indemnification

(Applicable only to agreements entered with the Regents of the University of California or a University of California campus under its jurisdiction.)

a.	The State and the Regents of the University of California shall mutually defend, indemnify and hold each other and their respective agencies, officers, employees, and agents harmless from and against any and all liability, loss, expense, attorneys’ fees, or claims for injury or damages arising out of the performance of this contract but only in proportion to and to the extent such liability, loss, expense, attorneys’ fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of either the State or the Regents of the University of California.

b.	It should be expressly understood that the obligations hereunder shall be conditioned upon this contract being one that falls within the purview of Section 895 of the Government Code.

28.	Use of Small, Minority Owned and Women’s Businesses

(Applicable to that portion of an agreement that is federally funded and entered into with institutions of higher education, hospitals, nonprofit organizations or commercial businesses.)

Positive efforts shall be made to use small businesses, minority-owned firms and women’s business enterprises, whenever possible (i.e., procurement of goods and/or services). Contractors shall take all of the following steps to further this goal.

(1)	Ensure that small businesses, minority-owned firms, and women’s business enterprises are used to the fullest extent practicable.

(2)	Make information on forthcoming purchasing and contracting opportunities available and arrange time frames for purchases and contracts to encourage and facilitate participation by small businesses, minority-owned firms, and women’s business enterprises.

(3)	Consider in the contract process whether firms competing for larger contracts intend to subcontract with small businesses, minority-owned firms, and women’s business enterprises.

(4)	Encourage contracting with consortiums of small businesses, minority-owned firms and women’s business enterprises when a contract is too large for one of these firms to handle individually.

(5)	Use the services and assistance, as appropriate, of such organizations as the Federal Small Business Administration and the U.S. Department of Commerce’s Minority Business Development Agency in the solicitation and utilization of small businesses, minority-owned firms and women’s business enterprises.

29.	Alien Ineligibility Certification

(Applicable to sole proprietors entering federally funded agreements.)

By signing this agreement, the Contractor certifies that he/she is not an alien that is ineligible for state and local benefits, as defined in Subtitle B of the Personal Responsibility and Work Opportunity Act. (8 U.S.C. 1601, et seq.)

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

30.	Union Organizing

(Applicable only to grant agreements.)

Grantee, by signing this agreement, hereby acknowledges the applicability of Government Code 16645 through 16649 to this agreement. Furthermore, Grantee, by signing this agreement, hereby certifies that:

a.	No state funds disbursed by this grant will be used to assist, promote or deter union organizing.

b.	Grantee shall account for state funds disbursed for a specific expenditure by this grant, to show those funds were allocated to that expenditure.

c.	Grantee shall, where state funds are not designated as described in b herein, allocate, on a pro-rata basis, all disbursements that support the grant program.

d.	If Grantee makes expenditures to assist, promote or deter union organizing, Grantee will maintain records sufficient to show that no state funds were used for those expenditures, and that Grantee shall provide those records to the Attorney General upon request.

31.	Contract Uniformity (Fringe Benefit Allowability)

(Applicable only to nonprofit organizations.)

Pursuant to the provisions of Article 7 (commencing with Section 100525) of Chapter 3 of Part 1 of Division 101 of the Health and Safety Code, DHS sets forth the following policies, procedures, and guidelines regarding the reimbursement of fringe benefits.

a.	As used herein fringe benefits shall mean an employment benefit given by one’s employer to an employee in addition to one’s regular or normal wages or salary.

b.	As used herein, fringe benefits do not include:

(1)	Compensation for personal services paid currently or accrued by the Contractor for services of employees rendered during the term of this agreement, which is identified as regular or normal salaries and wages, annual leave, vacation, sick leave, holidays, jury duty and/or military leave/training.

(2)	Director’s and executive committee member’s fees.

(3)	Incentive awards and/or bonus incentive pay.

(4)	Allowances for off-site pay.

(5)	Location allowances.

(6)	Hardship pay.

(7)	Cost-of-living differentials

c.	Specific allowable fringe benefits include:

(1)	Fringe benefits in the form of employer contributions for the employer’s portion of payroll taxes (i.e., FICA, SUI, SDI), employee health plans (i.e., health, dental and vision), unemployment insurance, worker’s compensation insurance, and the employer’s share of pension/retirement plans, provided they are granted in accordance with established written organization policies and meet all legal and Internal Revenue Service requirements.

d.	To be an allowable fringe benefit, the cost must meet the following criteria:

(1)	Be necessary and reasonable for the performance of the agreement.

(2)	Be determined in accordance with generally accepted accounting principles.

(3)	Be consistent with policies that apply uniformly to all activities of the Contractor.

e.	Contractor agrees that all fringe benefits shall be at actual cost.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

f.	Earned/Accrued Compensation

(1)	Compensation for vacation, sick leave and holidays is limited to that amount earned/accrued within the agreement term. Unused vacation, sick leave and holidays earned from periods prior to the agreement term cannot be claimed as allowable costs. See Provision f (3)(a) for an example.

(2)	For multiple year contracts, vacation and sick leave compensation, which is earned/accrued but not paid, due to employee(s) not taking time off may be carried over and claimed within the overall term of the multiple years of the agreement. Holidays cannot be carried over from one contract year to the next. See Provision f (3)(b) for an example.

(3)	For single year agreements, vacation, sick leave and holiday compensation that is earned/accrued but not paid, due to employee(s) not taking time off within the term of the agreement, cannot be claimed as an allowable cost. See Provision f (3)(c) for an example.

(a)	Example No. 1:

If an employee, John Doe, earns/accrues three weeks of vacation and twelve days of sick leave each year, then that is the maximum amount that may be claimed during a contract period of one year. If John Doe has five weeks of vacation and eighteen days of sick leave at the beginning of the agreement, the Contractor during a one-year agreement term may only claim up to three weeks of vacation and twelve days of sick leave actually used by the employee. Amounts earned/accrued in periods prior to the beginning of the agreement are not an allowable cost.

(b)	Example No. 2:

If during a three-year (multiple year) agreement, John Doe does not use his three weeks of vacation in year one, or his three weeks in year two, but he does actually use nine weeks in year three; the Contractor would be allowed to claim all nine weeks paid for in year three. The total compensation over the three-year period cannot exceed 156 weeks (3 x 52 weeks).

(c)	Example No. 3:

If during a single year agreement, John Doe works fifty weeks and used one week of vacation and one week of sick leave and all fifty-two weeks have been billed to DHS, the remaining unused two weeks of vacation and seven days of sick leave may not be claimed as an allowable cost.

32.	Lobbying Restrictions and Disclosure Certification

(Applicable to federally funded contracts in excess of $100,000 per Section 1352 of the 31, U.S.C.)

a.	Certification and Disclosure Requirements

(1)	Each person (or recipient) who requests or receives a contract, subcontract, grant, or subgrant, which is subject to Section 1352 of the 31, U.S.C, and which exceeds $100,000 at any tier, shall file a certification (in the form set forth in Attachment 1, consisting of one page, entitled “Certification Regarding Lobbying”) that the recipient has not made, and will not make, any payment prohibited by Paragraph b of this provision.

(2)	Each recipient shall file a disclosure (in the form set forth in Attachment 2, entitled “Standard Form-LLL ‘disclosure of Lobbying Activities’”) if such recipient has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered federal action) in connection with a contract or grant or any extension or amendment of that contract or grant, which would be prohibited under Paragraph b of this provision if paid for with appropriated funds.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

(3)	Each recipient shall file a disclosure form at the end of each calendar quarter in which there occurs any event that requires disclosure or that materially affect the accuracy of the information contained in any disclosure form previously filed by such person under Paragraph a(2) herein. An event that materially affects the accuracy of the information reported includes:

(a)	A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered federal action;

(b)	A change in the person(s) or individuals(s) influencing or attempting to influence a covered federal action; or

(c)	A change in the officer(s), employee(s), or member(s) contacted for the purpose of influencing or attempting to influence a covered federal action.

(4)	Each person (or recipient) who requests or receives from a person referred to in Paragraph a(1) of this provision a contract, subcontract, grant or subgrant exceeding $100,000 at any tier under a contract or grant shall file a certification, and a disclosure form, if required, to the next tier above.

(5)	All disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the person referred to in Paragraph a(1) of this provision. That person shall forward all disclosure forms to DHS program contract manager.

b.	Prohibition

Section 1352 of Title 31, U.S.C., provides in part that no appropriated funds may be expended by the recipient of a federal contract, grant, loan, or cooperative agreement to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered federal actions: the awarding of any federal contract, the making of any federal grant, the making of any federal loan, entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

Attachment 1

STATE OF CALIFORNIA

DEPARTMENT OF HEALTH SERVICES

CERTIFICATION REGARDING LOBBYING

The undersigned certifies, to the best of his or her knowledge and belief, that:

(1) No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of an agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the making, awarding or entering into of this Federal contract, Federal grant, or cooperative agreement, and the extension, continuation, renewal, amendment, or modification of this Federal contract, grant, or cooperative agreement.

(2) If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency of the United States Government, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, or cooperative agreement, the undersigned shall complete and submit Standard Form LLL, “Disclosure of Lobbying Activities” in accordance with its instructions.

(3) The undersigned shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontractors, subgrants, and contracts under grants and cooperative agreements) of $100,000 or more, and that all subrecipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352, Title 31, U.S.C., any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

Name of Contractor	Printed Name of Person Signing for Contractor

Contract / Grant Number	Signature of Person Signing for Contractor

Date	Title

After execution by or on behalf of Contractor, please return to:

Department of Health Services

(Name of the DHS program providing the funds)

P.O. Box 942732

714 P Street

Sacramento, CA 94234-7320

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

Attachment 2

Approved by OMB

0348-0046

CERTIFICATION REGARDING LOBBYING

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352

(See reverse for public burden disclosure)

1. Type of Federal Action: ☐ a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	2. Status of Federal Action: ☐ a. bid/offer/application b. initial award c. post-award	3. Report Type: ☐ a. initial filing b. material change For Material Change Only: Year quarter date of last report

4. Name and Address of Reporting Entity: ☐ Prime ☐ Subawardee Tier , If known:	5. If Reporting Entity in No. 4 is Subawardee, Enter Name and Address of Prime:

Congressional District, If known:	Congressional District, If known:

6. Federal Department/Agency:	7. Federal Program Name/Description: CDFA Number, if applicable:

8. Federal Action Number, if known:	9. Award Amount, if known:

10. a. Name and Address of Lobbying Entity (If individual, last name, first name, MI):	b. Name and Address of Lobbying Entity (If individual, last name, first name, MI):

(attach Continuation Sheets(s) SF-LLL-A, If necessary)

11. Amount of Payment (check all that apply): $ ☐ actual ☐ planned	13. Type of Payment (check all that apply): ☐ a. retainer ☐ b. one-time fee ☐ c. commission ☐ d. contingent fee ☐ e. deferred ☐ f. other, specify:
12. Form of Payment (check all that apply): ☐ a. cash ☐ b. in-kind, specify: Nature Value

14.    Brief Description of Services Performed or to be Performed and Dates(s) of Service, including Officer(s), Employee(s), or Member(s) Contracted for Payment indicated in item 11:

(Attach Continuation Sheet(s) SF-LLL-A, If necessary)

15. Continuation Sheet(s) SF-LLL-A Attached: ☐ Yes ☐ No

16.    Information requested through this form is authorized by Title 31, U.S.C., Section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to Title 31, U.S.C., Section 1352. This information will be reported to the Congress semiannually and will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $19,000 and not more than $100,000 for each such failure.

Signature: Print Name: Title: Telephone No.: Date:

Federal Use Only	Authorized for Local Reproduction Standard Form-LLL

California Department of Health Services - Special Terms and Conditions	Exhibit D(F)

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime federal recipients at the initiation or receipt of a covered federal action, or a material change to a previous filing, pursuant to Title 31, U.S.C., Section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered federal action. Use the SF - LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered federal action.

2.	Identify the status of the covered federal action.

3.	Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered federal action.

4.	Enter the full name, address, city, state, and ZIP code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants, and contract awards under grants.

5.	If the organization filing the report in Item 4 checks “Subawardee,” then enter the full name, address, city, state, and ZIP code of the prime federal recipient. Include Congressional District, if known.

6.	Enter the name of the federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation United States Coast Guard.

7.	Enter the federal program name or description for the covered federal action (Item 1). If known, enter the full Catalog of Federal Domestic Assistance (CDFA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate federal identifying number available for the federal action identified in Item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract grant, or loan award number; the application/proposal control number assigned by the federal agency). Include prefixes, e.g., “RFP-DE-90401.”

9.	For a covered federal action where there has been an award or loan commitment by the federal agency, enter the federal amount of the award/loan commitment for the prime entity identified in Item 4 or 5.

10. (a)	Enter the full name, address, city, state, and ZIP code of the lobbying entity engaged by the reporting entity identified in Item 4 to influence the covered federal action.

10. (b)	Enter the full names of the Individual(s) performing services and include full address if different from 10.(a). Enter last name, first name, and middle initial (MI).

11.	Enter the amount of compensation paid or reasonably expected to be paid by the reporting entity (Item 4) to the lobbying entity (Item 10). Indicate whether the payment has been made (actual) or will be made (planned). Check all boxes that apply. If this is a material change report, enter the cumulative amount of payment made or planned to be made.

12.	Check the appropriate box(es). Check all boxes that apply. If payment is made through an in-kind contribution, specify the nature and value of the in-kind payment.

13.	Check the appropriate box(es). Check all boxes that apply. If other, specify nature.

14.	Provide a specific and detailed description of the services that the lobbyist has performed, or will be expected to perform, and the date(s) of any services rendered. Include all preparatory and related activity, not just time spent in actual contact with federal officials, identify the federal official(s) or employee(s) contacted or the officers), employee(s), or Member(s) of Congress that were contacted.

15.	Check whether or not a SF-LLL-A Continuation Sheet(s) is attached.

16.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

Public reporting burden for this collection of information is estimated to average 30 minutes per response, including time for reviewing instruction, searching existing data sources, gathering and maintaining the data needed, and completing and renewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to the Office of Management and Budget, Paperwork Reduction Project, (0348-0046), Washington, DC 20503.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Additional Provisions

1.	Incorporated Exhibits

The following exhibits are attached, incorporated herein, and made a part hereof by this reference:

1) Exhibit A –	Scope of Work	2 pages
	Attachment 1 – Organization and Administration of the Plan	4 pages
	Attachment 2 – Financial Information	3 pages
	Attachment 3 – Management Information System	2 pages
	Attachment 4 – Quality Improvement System	11 pages
	Attachment 5 – Utilization Management	4 pages
	Attachment 6 – Provider Network	8 pages
	Attachment 7 – Provider Relations	2 pages
	Attachment 8 – Provider Compensation Arrangements	6 pages
	Attachment 9 – Access and Availability	9 pages
	Attachment 10 – Scope of Services	14 pages
	Attachment 11 – Case Management and Coordination of Care	12 pages
	Attachment 12 – Local Health Department Coordination	3 pages
	Attachment 13 – Member Services	11 pages
	Attachment 14 – Member Grievance System	2 pages
	Attachment 15 – Marketing	5 pages
	Attachment 16 – Enrollments and Disenrollments	4 pages
	Attachment 17 – Reporting Requirements	2 pages
2) Exhibit B	Budget Detail and Payment Provisions	14 pages
3) Exhibit C*	General Terms and Conditions	GTC 103
4) Exhibit D(F)	Special Terms and Conditions Notwithstanding provisions 2, 3, 4, 5, 6, 7, 10, 11, 12, 14, 15, 16, 22, 25, 27, 29, 30, and 31 which do not apply to this agreement.	26 pages
5) Exhibit E	Additional Provisions	3 pages
	Attachment 1 – Definitions	16 pages
	Attachment 2 – Program Terms and Conditions	29 pages
	Attachment 3 – Duties of the State	7 pages
6) Exhibit F	Contractor’s Release	1 page
7) Exhibit G	Health Insurance Portability and Accountability Act	5 pages

Items shown above with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto. These documents can be viewed at http://www.dgs.ca.gov/contracts.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Additional Provisions

2.	Additional Provisions

A.	In the event of a conflict between the provisions of Exhibit E and any other part of this Contract, the provisions of Exhibit E shall prevail.

B.	The following Attachments are incorporated herein and made a part hereof by this reference:

Attachment 1: Definitions

Attachment 2: Program Terms and Conditions

1)	Governing Law

2)	Entire Agreement

3)	Amendment

4)	Change Requirements

5)	Delegation Of Authority

6)	Authority of the State

7)	Fulfillment of Obligations

8)	Obtaining DHS Approval

9)	Certifications

10)	Notices

11)	Term

12)	Service Area

13)	Contract Extension

14)	Termination for Cause and Other Terminations

15)	Phaseout Requirements

16)	Sanctions

17)	Liquidated Damages Provisions

18)	Disputes

19)	Audit

20)	Inspection Rights

21)	Confidentiality of Information

22)	Pilot Projects

23)	Cost Avoidance and Post-Payment Recovery of Other Health Coverage Sources (OHCS)

24)	Third-Party Tort Liability

25)	Records Related To Recovery For Litigation

26)	Fraud and Abuse Reporting

27)	Equal Opportunity Employer

28)	Discrimination Prohibitions

29)	Americans With Disabilities Act Of 1990 Requirements

30)	Disabled Veteran Business Enterprises (DVBE)

31)	Word Usage

Molina Healthcare of California, dba: Molina

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Exhibit E

Additional Provisions

Attachment 3: Duties of the State

1)	Payment For Services

2)	Medical Reviews

3)	Enrollment Processing

4)	Disenrollment Processing

5)	Approval Process

6)	Program Information

7)	Catastrophic Coverage Limitation

8)	Risk Limitation

9)	Notice Of Termination Of Contract

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

As used in this Contract, unless otherwise expressly provided or the context otherwise requires, the following definitions of terms will govern the construction of this Contract:

1.	Administrative Costs means only those costs that arise out of the operation of the plan excluding direct and overhead costs incurred in the furnishing of health care services, which would ordinarily be incurred in the provision of these services whether or not through a plan.

2.	Affiliate means an organization or person that directly or indirectly through one or more intermediaries’ controls, or is controlled by, or is under control with the Contractor and that provides services to, or receives services from, the Contractor.

3.	AIDS Beneficiary means a Member for whom a Diagnosis of Human Immunodeficiency Virus/Acquired Immunodeficiency Syndrome (HIV/AIDS) has been made by a treating Physician based on the definition most recently published in the Mortality and Morbidity Report from the Centers for Disease Control and Prevention.

4.	Allied Health Personnel means specially trained, licensed, or credentialed health workers other than Physicians, podiatrists and Nurses.

5.	Ambulatory Care means the type of health services that are provided on an outpatient basis.

6.	Beneficiary Assignment means the act of Department of Health Services (DHS) or DHS’ enrollment contractor of notifying a beneficiary in writing of the health plan in which the beneficiary shall be enrolled if the beneficiary fails to timely choose a health plan. If, at any time, the beneficiary notifies DHS or DHS’ enrollment contractor of the beneficiary’s health plan choice, such choice shall override the beneficiary assignment and be effective as provided in Exhibit A, Attachment 16, provision 2.

7.	Beneficiary Identification Card (BIC) means a permanent plastic card issued by the State to Medi-Cal recipients which is used by Contractors and providers to verify Medi-Cal eligibility and health plan enrollment.

8.	California Children Services (CCS) means those services authorized by the CCS program for the diagnosis and treatment of the CCS eligible conditions of a specific Member.

9.	California Children Services (CCS) Eligible Conditions means a physically handicapping condition defined in Title 22, California Code of Regulations (CCR), Section 41800.

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

10.	California Children Services (CCS) Program means the public health program which assures the delivery of specialized diagnostic, treatment, and therapy services to financially and medically eligible children under the age of 21 years who have CCS eligible conditions.

11.	Catastrophic Coverage Limitation means the date beyond which Contractor is not at risk, as determined by the Director, to provide or make reimbursement for illness of or injury to beneficiaries which results from or is greatly aggravated by a catastrophic occurrence or disaster, including, but not limited to, an act of war, declared or undeclared, and which occurs subsequent to enrollment.

12.	Claims and Eligibility Real-Time System (CERTS) means the mechanism for verifying a recipient’s Medi-Cal or County Medical Services Program (CMSP) eligibility by computer.

13.	Comprehensive Medical Case Management Services means services provided by a Primary Care Provider to ensure the coordination of Medically Necessary health care services, the provision of preventive services in accordance with established standards and periodicity schedules and the continuity of care for Medi-Cal enrollees. It includes health risk assessment, treatment planning, coordination, referral, follow-up, and monitoring of appropriate services and resources required to meet an individual’s health care needs.

14.	Confidential Information means specific facts or documents identified as “confidential” by any law, regulations or contractual language.

15.	Contract means this written agreement between DHS and the Contractor.

16.	Contracting Providers means a Physician, Nurse, technician, teacher, researcher, hospital, home health agency, nursing home, or any other individual or institution that contracts with Contractor to provide medical services to Members.

17.	Corrective Actions means specific identifiable activities or undertakings of the Contractor which address program deficiencies or problems.

18.	Cost Avoid means Contractor requires a provider to bill all liable third parties and receive payment or proof of denial of coverage from such third parties prior to Contractor paying the provider for the services rendered.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

19.	County Department means the County Department of Social Services (DSS), or other county agency responsible for determining the initial and continued eligibility for the Medi-Cal program.

20.	Covered Services means Medical Case Management and those services set forth in Title 22, CCR, Division 3, Subdivision 1, Chapter 3, beginning with Section 51301, and Title 17, CCR, Chapter 4, Subchapter 13, Article 4, beginning with Section 6840. Covered Services do not include:

A.	Services for major organ transplants as specified in Exhibit A, Attachment 11, provision 17.

B.	Long-term care services as specified in Exhibit A, Attachment 11, provision 17.

C.	Home and Community Based Services (HCBS) as specified in Exhibit A, Attachment 11, provision 17 regarding Waiver Programs, and Department of Developmental Services (DDS) Administered Medicaid Home and Community Based Services Waiver. HCBS do not include any service that is available as an EPSDT service, including EPSDT supplemental services, as described in Title 22, CCR, Sections 51184, 51340 and 51340.1. EPSDT supplemental services are covered under this Contract, as specified in Exhibit A, Attachment 10 regarding Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Supplemental Services.

D.	California Children Services (CCS) as specified in Exhibit A, Attachment 11, provision 8.

E.	Mental health services as specified in Exhibit A, Attachment 10, provision 7.

F.	Services provided by psychiatrists; psychologists; licensed clinical social workers; marriage, family, and child counselors; or other specialty mental health provider.

G.	Alcohol and substance abuse treatment services and outpatient heroin detoxification as specified in Exhibit A, Attachment 11, provision 6.

H.	Fabrication of optical lenses as specified in Exhibit A, Attachment 10, provision 7.

I.	Directly observed therapy for treatment of tuberculosis as specified in Exhibit A, Attachment 11, provision 15.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

J.	Dental services as specified in Title 22, CCR, Section 51307 and EPSDT supplemental dental services as described in Title 22, CCR, Section 51340.1 (a). However, Contractor is responsible for all Covered Services as specified in Exhibit A, Attachment 11, provision 14 regarding dental services.

K.	Acupuncture services as specified in Title 22, CCR, Section 51308.5.

L.	Chiropractic services as specified in Title 22, CCR, Section 51308.

M.	Prayer or spiritual healing as specified in Title 22, CCR, Section 51312.

N.	Local Education Agency (LEA) assessment services as specified in Title 22, CCR, Section 51360(b) provided to a Member who qualifies for LEA services based on Title 22, CCR, Section 51190.1.

O.	Any LEA services as specified in Title 22, CCR, Section 51360 provided pursuant to an Individualized Education Plan (IEP) as set forth in Education Code, Section 56340 et seq. or an Individualized Family Service Plan (IFSP) as set forth in Government Code Section 95020, or LEA services provided under an Individualized Health and Support Plan (IHSP), as described in Title 22, CCR, Section 51360.

P.	Laboratory services provided under the State serum alphafetoprotein-testing program administered by the Genetic Disease Branch of DHS.

Q.	Adult Day Health Care.

R.	Pediatric Day Health Care.

S.	Personal Care Services.

T.	State Supported Services.

U.	Targeted case management services as specified in Title 22, CCR, Sections 51185 and 51351, and as described in Exhibit A, Attachment 11, provision 2.

V.	Childhood lead poisoning case management provided by County health departments.

W.	Psychotherapeutic drugs listed in Exhibit A, Attachment 10-A (consisting of one page), and psychotherapeutic drugs classified as Anti-Psychotics and approved by the FDA after July 1,1997.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

X.	Human Immunodeficiency Virus (HIV) and AIDS drugs listed in Exhibit A, Attachment 10-B (consisting of one page), and HIV/AIDS drugs classified as Nucleoside Analogs, Protease Inhibitors, Fusion Inhibitors and Non-Nucleoside Reverse Transcriptase Inhibitors approved by the federal Food and Drug Administration (FDA) after March 1, 2003.

21.	Credentialing means the recognition of professional or technical competence. The process involved may include registration, certification, licensure and professional association membership.

22.	Department of Health and Human Services (DHHS) means the federal agency responsible for management of the Medicaid program.

23.	Department of Health Services (DHS) means the single State Department responsible for administration of the federal Medicaid (referred to as Medi-Cal in California) Program, California Children Services (CCS), Genetically Handicapped Persons Program (GHPP), Child Health and Disabilities Prevention (CHDP), and other health related programs.

24.	Department of Managed Health Care (DMHC) means the State agency responsible for administering the Knox-Keene Health Care Service Plan Act of 1975.

25.	Department of Mental Health (DMH) means the State agency, in consultation with the California Mental Health Directors Association (CMHDA) and California Mental Health Planning Council, which sets policy and administers for the delivery of community based public mental health services statewide.

26.	Diagnosis of AIDS means a clinical diagnosis of AIDS that meets the most recent communicable disease surveillance case definition of AIDS established by the federal Centers for Disease Control and Prevention (CDC), United States Department of Health and Human Services, and published in the Morbidity and Mortality Weekly Report (MMWR) or its supplements, in effect for the month in which the clinical diagnosis is made.

27.	Dietitian/Nutritionist means a person who is registered or eligible for registration as a Registered Dietitian by the Commission on Dietetic Registration (Business and Professions Code, Chapter 5.65, Sections 2585 and 2586).

28.	Director means the Director of the State of California Department of Health Services.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

29.	Disproportionate Share Hospital (DSH) means a health Facility licensed pursuant to Chapter 2, Division 2, Health and Safety Code, to provide acute inpatient hospital services, which is eligible to receive payment adjustments from the State pursuant to W&l Code, Section 14105.98.

30.	Eligible Beneficiary means any Medi-Cal beneficiary who is residing in the Contractor’s Service Area with one of the following aid codes:

CalWORKs/Public Assistance Family - aid codes 30, 32, 33, 35, 38, 39, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 40, 42, 47, 4F, 4G, 4M, 54, 59, 5X, 72, 7X, 8P;

Medically Needy Family – aid code 34;

Public Assistance Aged – aid codes 1H, 10,16,18;

Medically Needy Aged – aid codes 1E, 14;

Public Assistance Blind – aid codes 20, 26, 28;

Medically Needy Blind – aid codes 2E, 24;

Public Assistance Disabled – aid codes 36, 60, 66, 68, 6A, 6C, 6H, 6J, 6N, 6P, 6R, 6V;

Medically Needy Disabled – aid code 6E, 64;

Medically Indigent Child – 03, 04, 4A, 4C, 4K, 45, 5K, 7A, 7J, 82, 8R;

Medically Indigent Adult – aid code 86;

Refugees – aid codes 01, 0A, 02, 08; and

Breast and Cervical Cancer Treatment Program (BCCTP) – aid codes 0M, 0N, 0P, 0R, 0T, and 0U.

Effective February 1, 2002, an Eligible Beneficiary may continue to be a Member following any redetermination of Medi-Cal eligibility that determines that the individual is eligible for, and the individual thereafter enrolls in, the BCCTP.

The following exclusions apply to all the above:

A.	Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for any major organ transplant that is a Medi-Cal FFS benefit except kidney transplants.

B.	Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver, the Nursing Facility Subacute Waiver, and the Nursing Facility Waiver.

C.	Individual determined by the Medi-Cal Field Office to be in need of long term care and residing in a Skilled Nursing Facility for 30 days past the month of admission.

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

D.	Individuals who have commercial or Medicare HMO coverage, unless the Medicare HMO is a provider under this Contract and DHS has agreed, as a term of the HMO’s contract, that these individuals may be enrolled. Individuals with Medicare fee-for-service coverage are not excluded from enrolling under this Contract.

31.	Emergency Medical Condition means a medical condition which is manifested by acute symptoms of sufficient severity (including severe pain), such that a prudent lay person, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in:

A.	Placing the health of the individual (or, in the case of a pregnant woman, the health of the woman or her unborn child) in serious jeopardy,

B.	Serious impairment to bodily function, or

C.	Serious dysfunction of any bodily organ or part.

32.	Emergency Services means those health services needed to evaluate or stabilize an Emergency Medical Condition.

33.	Encounter means any single medically related service rendered by (a) medical provider(s) to a Member enrolled in the health plan during the date of service. It includes, but is not limited to, all services for which the Contractor incurred any financial liability.

34.	Enrollment means the process by which an Eligible Beneficiary becomes a Member of the Contractor’s plan.

35.	External Accountability Set (EAS) means a set of HEDIS® and DHS-developed performance measures selected by DHS for evaluation of health plan performance.

36.	External Quality Review Organization (EQRO) means a Peer Review Organization (PRO), PRO-like entity, or accrediting body that is an expert in the scientific review of the quality of health care provided to Medicaid beneficiaries in a state’s Medicaid managed care plans.

37.	Facility means any premise that is:

A.	Owned, leased, used or operated directly or indirectly by or for the Contractor or its Affiliates for purposes related to this Contract or

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

B.	Maintained by a provider to provide services on behalf of the Contractor.

38.	Federal Financial Participation means federal expenditures provided to match proper State expenditures made under approved State Medicaid plans.

39.	Federally Qualified Health Center (FQHC) means an entity defined in Section 1905 of the Social Security Act (42 United States Code Section 1396d(l)(2)(B)).

40.	Federally Qualified Health Maintenance Organization (FQHMO) means a prepaid health delivery plan that has fulfilled the requirements of the HMO Act, along with its amendments and regulations, and has obtained the Federal Government’s qualification status under Section 1310(d) of the Public Health Service Act (42 USC §300e).

41.	Fee-For-Service (FFS) means a method of payment based upon per unit or per procedure billing for services rendered to an Eligible Beneficiary.

42.	Fee-For-Service Medi-Cal means the component of the Medi-Cal Program which Medi-Cal providers are paid directly by the State for services not covered under this Contract.

43.	Fee-For-Service Medi-Cal Mental Health Services (FFS/MC) means the services covered through Fee-For-Service Medi-Cal which includes mental health outpatient services and acute care inpatient services.

44.	Financial Performance Guarantee means cash or cash equivalents which are immediately redeemable upon demand by DHS, in an amount determined by DHS, which shall not be less than one full month’s capitation.

45.	Financial Statements means the Financial Statements which include a Balance Sheet, Income Statement, Statement of Cash Flows, Statement of Equity and accompanying footnotes prepared in accordance with Generally Accepted Accounting Principles.

46.	Fiscal Year (FY) means any 12-month period for which annual accounts are kept. The State Fiscal Year is July 1 through June 30, the federal Fiscal Year is October 1 through September 30.

47.

Health Maintenance Organization (HMO) means an organization that is not a federally qualified HMO, but meets the State Plan’s definition of an HMO including the requirements under Section 1903(m)(2)(A)(i-vii) of the Social Security Act. An Organization that, through a coordinated system of health care, provides or assures the delivery of an agreed upon set of comprehensive health

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

maintenance and treatment services for an enrolled group of persons through a predetermined periodic fixed prepayment.

48.	Health Plan Employer Data and Information Set (HEDIS®) means the set of standardized performance measures sponsored and maintained by the National Committee for Quality Assurance.

49.	HEDIS® Compliance Audit means an audit process that uses specific standards and guidelines for assessing the collection, storage, analysis, and reporting of HEDIS® measures. This audit process is designed to ensure accurate HEDIS® reporting.

50.	Indian Health Service (IHS) Facilities means Facilities operated with funds from the IHS under the Indian Self-Determination Act and the Indian Health Care Improvement Act, through which services are provided, directly or by contract, to the eligible Indian population within a defined geographic area. (See Title 22, Section 55000.)

51.	Intermediate Care Facility (ICF) means a Facility which is licensed as an ICF by DHS or a hospital or Skilled Nursing Facility which meets the standards specified in Title 22, CCR, Section 51212 and has been certified by DHS for participation in the Medi-Cal program.

52.	Joint Commission on the Accreditation of Health Care Organizations (JCAHO) means the organization composed of representatives of the American Hospital Association, the American Medical Association, the American College of Physicians, the American College of Surgeons, and the American Dental Association. JCAHO provides health care accreditation and related services that support performance improvement in health care organizations.

53.	Knox-Keene Health Care Service Plan Act of 1975 means the law that regulates HMOs and is administrated by the DMHC, commencing with Section 1340, Health & Safety Code.

54.	Marketing means any activity conducted on behalf of the Contractor where information regarding the services offered by the Contractor is disseminated in order to persuade Eligible Beneficiaries to enroll. Marketing also includes any similar activity to secure the endorsement of any individual or organization on behalf of the Contractor.

55.	Marketing Representative means a person who is engaged in marketing activities on behalf of the Contractor.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Definitions

Attachment 1

56.	Medi-Cal Eligibility Data System (MEDS) means the automated eligibility information processing system operated by the State which provides on-line access for recipient information, update of recipient eligibility data and on-line printing of immediate need beneficiary identification cards.

57.	Medical Records means written documentary evidence of treatments rendered to plan Members.

58.	Medically Necessary or Medical Necessity means reasonable and necessary services to protect life, to prevent significant illness or significant disability, or to alleviate severe pain through the diagnosis or treatment of disease, illness, or injury.

When determining the medical necessity of Covered Services for a Medi-Cal beneficiary under the age of 21, “medical necessity” is expanded to include the standards set forth in Title 22, CCR, Section 51340 and 51340.1.

59.	Member means any Eligible Beneficiary who has enrolled in the Contractor’s plan. For the purposes of this Contract, “Enrollee” shall have the same meaning as “Member”.

60.	Member Grievance means an oral or written expression of dissatisfaction, including any complaint, dispute, request for reconsideration or appeal made by a Member. DHS considers complaints and appeals the same as a grievance.

61.	Minimum Performance Level refers to a minimum requirement of performance of Contractor on each of the External Accountability Set measures.

62.	Minor Consent Services means those Covered Services of a sensitive nature which minors do not need parental consent to access, related to:

A.	Sexual assault, including rape.

B.	Drug or alcohol abuse for children 12 years of age or older.

C.	Pregnancy.

D.	Family planning.

E.	Sexually transmitted diseases (STDs), designated by the Director, in children 12 years of age or older.

F.	Outpatient mental health care for children 12 years of age or older who are mature enough to participate intelligently and where either (1) there is

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

a danger of serious physical or mental harm to the minor or others or (2) the children are the alleged victims of incest or child abuse.

63.	National Committee for Quality Assurance (NCQA) is a non-profit organization committed to evaluating and publicly reporting on the quality of managed care plans.

64.	NCQA Licensed Audit Organization is an entity licensed to provide auditors certified to conduct HEDIS Compliance Audits.

65.	Newborn Child means a child born to a Member during her membership or the month prior to her membership.

66.	Non-Emergency Medical Transportation means inclusion of services outlined in Title 22, CCR, Sections 51231.1 and 51231.2 rendered by licensed providers.

67.	Non-Medical Transportation means transportation of Members to medical services by passenger car, taxicabs, or other forms of public or private conveyances provided by persons not registered as Medi-Cal providers. Does not include the transportation of sick, injured, invalid, convalescent, infirm, or otherwise incapacitated Members by ambulances, litter vans, or wheelchair vans licensed, operated and equipped in accordance with state and local statutes, ordinances or regulations.

68.	Non-Physician Medical Practitioners (Mid-Level Practitioner) means a nurse practitioner, certified nurse midwife, or physician assistant authorized to provide Primary Care under Physician supervision.

69.	Not Reported means: 1) Contractor calculated the measure but the result was materially biased; 2) Contractor did not calculate the measure even though a population existed for which the measure could have been calculated; and/or, 3) Contractor calculated the measure but chose not to report the rate.

70.	Nurse means a person licensed by the California Board of Nursing as, at least, a Registered Nurse (RN).

71.	Other Healthcare Coverage Sources (OHCS) means the responsibility of an individual or entity, other than Contractor or the Member, for the payment of the reasonable value of all or part of the healthcare benefits provided to a Member. Such OHCS may originate under any other State, federal or local medical care program or under other contractual or legal entitlement, including, but not limited to, a private group or indemnification program. This responsibility may result from a health insurance policy or other contractual agreement or legal obligation, excluding tort liability.

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

72.	Outpatient Care means treatment provided to a Member who is not confined in a health care Facility.

73.	Pediatric Subacute Care means health care services needed by a person under 21 years of age who uses a medical technology that compensates for the loss of vital bodily function. Medical necessity criteria are described in the Physician’s Manual of Criteria for Medi-Cal Authorization.

74.	Physician means a person duly licensed as a Physician by the Medical Board of California.

75.	Physician Incentive Plan means any compensation arrangement between Contractor and a Physician or a Physician group that may not directly or indirectly have the effect of reducing or limiting services provided to Members under this Contract.

76.	Policy Letter means a document which has been dated, numbered and issued by the Medi-Cal Managed Care Division. It clarifies regulatory or contractual requirements.

77.	Post-Payment Recovery means Contractor pays the provider for the services rendered and then uses all reasonable efforts to recover the cost of the services from all liable third parties.

78.	Potential Enrollee means a Medi-Cal recipient who is subject to mandatory enrollment or may voluntarily elect to enroll in a given managed care program, but is not yet an enrollee of a specific plan.”

79.	Preventive Care means health care designed to prevent disease and /or its consequences.

80.	Primary Care means a basic level of health care usually rendered in ambulatory settings by general practitioners, family practitioners, internists, obstetricians, pediatricians, and mid-level practitioners. This type of care emphasizes caring for the Member’s general health needs as opposed to specialists focusing on specific needs.

81.	Primary Care Physician (PCP) means a Physician responsible for supervising, coordinating, and providing initial and Primary Care to patients and serves as the medical home for Members. The medical home is where care is accessible, continuous, comprehensive, and culturally competent. The PCP is a general practitioner, internist, pediatrician, family practitioner, or obstetrician/gynecologist (OB/GYN).

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

82.	Primary Care Provider means a person responsible for supervising, coordinating, and providing initial and Primary Care to patients; for initiating referrals; and, for maintaining the continuity of patient care. A Primary Care Provider may be a Primary Care Physician or Non-Physician Medical Practitioner.

83.	Prior Authorization means a formal process requiring a health care provider to obtain advance approval to provide specific services or procedures.

84.	Provider Grievance means an oral or written expression of dissatisfaction, including any complaint, dispute, request for reconsideration or appeal made by a Provider. DHS considers complaints and appeals the same as a grievance.

85.	Quality Improvement (Ql) means the result of an effective Quality Improvement System.

86.	Quality Improvement Projects (QIPs) means studies selected by Medi-Cal Managed Care Plans, either independently or in collaboration with DHS and other participating health plans, to be used for quality improvement purposes. The studies include four phases and may occur within a twenty-four (24) month time frame.

87.	Quality Improvement System (QIS) means the systematic activities to monitor and evaluate the medical care delivered to Members according to the standards set forth in regulations and Contract language. Contractor must have processes in place, which measure the effectiveness of care, identify problems, and implement improvement on a continuing basis.

88.	Quality of Care means the degree to which health services for individuals and populations increase the likelihood of desired health outcomes and are consistent with current professional knowledge.

89.	Quality Indicators means measurable variables relating to a specific clinic or health services delivery area which are reviewed over a period of time to screen delivered health care and to monitor the process or outcome of care delivered in that clinical area.

90.	Rural Health Clinic (RHC) means an entity defined in Title 22, CCR, Section 51115.5.

91.

Safety-Net Provider means any provider of comprehensive primary care or acute hospital inpatient services that provides these services to a significant total number of Medi-Cal and charity and/or medically indigent patients in relation to

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

the total number of patients served by the provider. Examples of safety net providers include Federally Qualified Health Centers; governmentally operated health systems; community health centers; rural and Indian Health Service Facilities; disproportionate share hospitals; and, public, university, rural, and children’s hospitals.

92.	Service Area means the county or counties that the Contractor is approved to operate in under the terms of this Contract. A Service Area may have designated ZIP Codes (under the U.S. Postal Service) within a county that are approved by DHS to operate under the terms of this Contract.

93.	Service Location means any location at which a Member obtains any health care service provided by the Contractor under the terms of this Contract.

94.	Skilled Nursing Facility (SNF) means, as defined in Title 22, CCR, Section 51121(a), any institution, place, building, or agency which is licensed as a SNF by DHS or is a distinct part or unit of a hospital, meets the standard specified in Section 51215 of these regulations (except that the distinct part of a hospital does not need to be licensed as a SNF) and has been certified by DHS for participation as a SNF in the Medi-Cal program. Section 51121(b) further defines the term “Skilled Nursing Facility” as including terms “skilled nursing home”, “convalescent hospital”, “nursing home”, or “nursing Facility”.

95.	Specialty Mental Health Provider means a person or entity who is licensed, certified or otherwise recognized or authorized under State law governing the healing arts to provide Specialty Mental Health Services and who meets the standards for participation in the Medi-Cal program.

96.	Specialty Mental Health Service means:

A.	Rehabilitative services, which includes mental health services, medication support services, day treatment intensive, day rehabilitation, crisis intervention, crisis stabilization, adult residential treatment services, crisis residential services, and psychiatric health facility services;

B.	Psychiatric inpatient hospital services;

C.	Targeted Case Management;

D.	Psychiatrist services;

E.	Psychologist services; and,

F.	EPSDT supplemental specialty mental health services.

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

97.	State means the State of California.

98.	State Supported Services means those services that are provided under a different contract between the Contractor and the Department.

99.	Subacute Care means, as defined in Title 22, CCR, Section 51124.5, a level of care needed by a patient who does not require hospital acute care but who requires more intensive licensed skilled nursing care than is provided to the majority of patients in a SNF.

100.	Subcontract means a written agreement entered into by the Contractor with any of the following:

A.	A provider of health care services who agrees to furnish Covered Services to Members.

B.	Any other organization or person(s) who agree(s) to perform any administrative function or service for the Contractor specifically related to fulfilling the Contractor’s obligations to DHS under the terms of this Contract.

101.	Sub-Subcontractor means any party to an agreement with a subcontractor descending from and subordinate to a Subcontract, which is entered into for the purpose of providing any goods or services connected with the obligations under this Contract.

102.	Supplemental Security Income (SSI) means the program authorized by Title XVI of the Social Security Act for aged, blind, and disabled persons.

103.	Targeted Case Management (TCM) means services which assist Medi-Cal Members within specified target groups to gain access to needed medical, social, educational and other services. In prescribed circumstances, TCM is available as a Medi-Cal benefit as a discrete service, as well as through State or local government entities and their contractors.

104.	Third Party Tort Liability (TPTL) means the responsibility of an individual or entity other than Contractor or the Member for the payment of claims for injuries or trauma sustained by a Member. This responsibility may be contractual, a legal obligation, or as a result of, or the fault or negligence of, third parties (e.g., auto accidents or other personal injury casualty claims or Workers’ Compensation appeals).

Molina Healthcare of California, dba: Molina

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Exhibit E

Definitions

Attachment 1

105.	Traditional Provider means any physician who has delivered services to Medi-Cal beneficiaries within the last six months either through FFS Medi-Cal or a Medi-Cal Managed Care plan. The term includes physician and hospital providers only, either profit or non-profit entities, publicly or non-publicly owned and operated.

106.	Urgent Care means services required to prevent serious deterioration of health following the onset of an unforeseen condition or injury (i.e., sore throats, fever, minor lacerations, and some broken bones).

107.	Utilization Review means the process of evaluating the necessity, appropriateness, and efficiency of the use of medical services, procedures and Facilities.

108.	Vaccines for Children (VFC) Program means the federally funded program that provides free vaccines for eligible children (including all Medi-Cal eligible children age 18 or younger) and distributes immunization updates and related information to participating providers. Providers subcontracting with the Contractor are eligible to participate in this program.

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

1.	Governing Law

In addition to Exhibit C, provision 14. Governing Law, Contractor also agrees to the following:

A.	If it is necessary to interpret this Contract, all applicable laws may be used as aids in interpreting the Contract. However, the parties agree that any such applicable laws shall not be interpreted to create contractual obligations upon DHS or Contractor, unless such applicable laws are expressly incorporated into this Contract in some section other than this provision, Governing Law. Except for provision 16. Sanctions, and provision 17. Liquidated Damages Provision, the parties agree that any remedies for DHS’ or Contractor’s non-compliance with laws not expressly incorporated into this Contract, or any covenants implied to be part of this Contract, shall not include money damages, but may include equitable remedies such as injunctive relief or specific performance. This Contract is the product of mutual negotiation, and if any ambiguities should arise in the interpretation of this Contract, both parties shall be deemed authors of this Contract.

B.	Any provision of this Contract which is in conflict with current or future applicable Federal or State laws or regulations is hereby amended to conform to the provisions of those laws and regulations. Such amendment of the Contract shall be effective on the effective date of the statutes or regulations necessitating it, and shall be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties.

Such amendment shall constitute grounds for termination of this Contract in accordance with the procedures and provisions of provision 14, paragraph C. Termination - Contractor. The parties shall be bound by the terms of the amendment until the effective date of the termination.

C.	The final Balanced Budget Act of 1997 regulations are published in the Federal Register/ Volume 67, Number 115/ June 14, 2002, at 42 Code of Federal Regulations, Parts 400, 430, 431, 434, 435, 438, 440 and 447. Contractor shall be in compliance with the final Balance Budget Act of 1997 regulations by August 13, 2003.

D.

Medi-Cal Managed Care Division (MMCD) Policy Letters - These documents will be utilized to notify the Contractor of clarifications made to the Medi-Cal Managed Care Program. These documents will include instructions to the Contractor regarding implementation. These

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Program Terms and Conditions

Attachment 2

documents will also be used to initiate various ongoing changes required of the Contractor throughout the Contract, the performance of which falls within the Contract’s agreed upon capitated rate.

2.	Entire Agreement

This written Contract and any amendments shall constitute the entire agreement between the parties. No oral representations shall be binding on either party unless such representations are reduced to writing and made an amendment to the Contract.

3.	Amendment Process

In addition to Exhibit C, provision 2. Amendment, Contractor also agrees to the following:

Should either party, during the life of this Contract, desire a change in this Contract, that change shall be proposed in writing to the other party. The other party shall acknowledge receipt of the proposal within 10 days of receipt of the proposal. The party proposing any such change shall have the right to withdraw the proposal any time prior to acceptance or rejection by the other party. Any proposal shall set forth an explanation of the reason and basis for the proposed change and the text of the desired amendment to this Contract which would provide for the change. If the proposal is accepted, this Contract shall be amended to provide for the change mutually agreed to by the parties on the condition that the amendment is approved by DHHS, and the State Department of Finance, if necessary.

4.	Change Requirements

A.	General Provisions

The parties recognize that during the life of this Contract, the Medi-Cal Managed Care program will be a dynamic program requiring numerous changes to its operations and that the scope and complexity of changes will vary widely over the life of the Contract. The parties agree that the development of a system which has the capability to implement such changes in an orderly and timely manner is of considerable importance.

B.	Contractor’s Obligation to Implement

The Contractor will make changes mandated by DHS. In the case of mandated changes in regulations, statutes, federal guidelines, or judicial

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Program Terms and Conditions

Attachment 2

interpretation, DHS may direct the Contractor to immediately begin implementation of any change by issuing a change order. If DHS issues a change order, the Contractor will be obligated to implement the required changes while discussions relevant to any capitation rate adjustment, if applicable, are taking place.

DHS may, at any time, within the general scope of the Contract, by written notice, issue change orders to the Contract.

C.	Moral or Religious Objections to Providing a Service

If the Contractor has a moral or religious objection to providing a service or referral for a service for which the Contractor is not responsible, during the term of this agreement, the Contractor shall notify the DHS in writing providing sufficient detail to establish the moral or religious grounds for the objection.

5.	Delegation Of Authority

DHS intends to implement this Contract through a single administrator, called the “Contracting Officer”. The Director of DHS will appoint the Contracting Officer. The Contracting Officer, on behalf of DHS, will make all determinations and take all actions as are appropriate under this Contract, subject to the limitations of applicable Federal and State laws and regulations. The Contracting Officer may delegate his/her authority to act to an authorized representative through written notice to the Contractor.

Contractor will designate a single administrator; hereafter called the “Contractor’s Representative”. The Contractor’s Representative, on behalf of the Contractor, will make all determinations and take all actions as are appropriate to implement this Contract, subject to the limitations of the Contract, Federal and State laws and regulations. The Contractor’s Representative may delegate his/her authority to act to an authorized representative through written notice to the Contracting Officer. The Contractor’s Representative will be empowered to legally bind the Contractor to all agreements reached with DHS.

Contractor shall designate Contractor’s Representative in writing and shall notify the Contracting Officer in accordance with Exhibit E, Attachment 2, provision 10. Notices.

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Program Terms and Conditions

Attachment 2

6.	Authority of the State

Sole authority to establish, define, or determine the reasonableness, the necessity and level and scope of covered benefits under the Medi-Cal Managed Care program administered in this Contract or coverage for such benefits, or the eligibility of the beneficiaries or providers to participate in the Medi-Cal Managed Care Program reside with DHS.

Sole authority to establish or interpret policy and its application related to the above areas will reside with DHS.

The Contractor may not make any limitations, exclusions, or changes in benefits or benefit coverage; any changes in definition or interpretation of benefits; or any changes in the administration of the Contract related to the scope of benefits, allowable coverage for those benefits, or eligibility of beneficiaries or providers to participate in the program, without the express, written direction or approval of the Contracting Officer.

7.	Fulfillment of Obligations

No covenant, condition, duty, obligation, or undertaking continued or made a part of this Contract will be waived except by written agreement of the parties hereto, and forbearance or indulgence in any other form or manner by either party in any regard whatsoever will not constitute a waiver of the covenant, condition, duty, obligation, or undertaking to be kept, performed or discharged by the party to which the same may apply; and, until performance or satisfaction of all covenants, conditions, duties, obligations, and undertakings is complete, the other party will have the right to invoke any remedy available under this Contract, or under law, notwithstanding such forbearance or indulgence.

8.	Obtaining DHS Approval

Contractor shall obtain written approval from DHS, as provided in Exhibit E, Attachment 3, provision 5 Approval Process, prior to commencement of operation under this Contract.

DHS reserves the right to review and approve any changes to Contractor’s protocols, policies, and procedures as specified in this Contract.

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Program Terms and Conditions

Attachment 2

9.	Certifications

Contractor shall comply with certification requirements set forth in 42 CFR 438.604 and 42 CFR 438.606.

In addition to Exhibit C, provision 11. Certifications, Contractor also agrees to the following:

With respect to any report, invoice, record, papers, documents, books of account, or other Contract required data submitted, pursuant to the requirements of this Contract, the Contractor’s Representative or his/her designee will certify, under penalty of perjury, that the report, invoice, record, papers, documents, books of account or other Contract required data is current, accurate, complete and in full compliance with legal and contractual requirements to the best of that individual’s knowledge and belief, unless the requirement for such certification is expressly waived by DHS in writing.

10.	Notices

All notices to be given under this Contract will be in writing and will be deemed to have been given when mailed to DHS or the Contractor:

State Department of Health Services Medi-Cal Managed Care Division P.O. Box 942732 Sacramento, CA 94234-7320 Attn: Contracting Officer	Contractor Name and Address Attn: Contractor Representative

11.	Term

The Contract will become effective April 2, 1996, and will continue in full force and effect through March 31, 2004 subject to the provisions of Exhibit B, provision 1. Budget Contingency Clause and Exhibit D(F), provision 9. Federal Contract Funds because the State has currently appropriated and available for encumbrance only funds to cover costs through June 30, 2004.

The term of the Contract consists of the following three periods: 1) The Implementation Period shall extend from April 2, 1996; 2) The Operations Period shall extend from October 2, 1996 to March 31, 2004, subject to the termination provisions of provision 14, Termination for Cause and Other Terminations, and provision 16, Sanctions, and subject to the limitation provisions of Exhibit B, provision 1, Budget Contingency Clause; and 3) The Phaseout Period shall extend for six (6) months from the end of the Operations Period, subject to

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Exhibit E

Program Terms and Conditions

Attachment 2

provision 13. Contract Extension, in which case the Phaseout Period shall apply to the six (6) month period beginning the first day after the end of the Operations Period, as extended.

The Operations Period will commence subject to DHS acceptance of the Contractor’s readiness to begin the Operations Period.

12.	Service Area

The Service Area covered under this Contract includes:

Riverside and San Bernardino Counties

All Contract provisions apply separately to each Service Area. This Contract may expire for some Service Areas and still remain in effect for others with each Service Area having its own Implementation, Operations, and Phaseout periods.

13.	Contract Extension

DHS will have the exclusive option to extend the term of the Contract for any Service Area during the last twelve (12) months of the Contract, as determined by the original expiration date or by a new expiration date if an extension option has been exercised. DHS may invoke up to three (3) separate extensions of up to twelve months each. The Contractor will be given at least nine (9) months prior written notice of DHS’ decision on whether or not it will exercise this option to extend the Contract for each Service Area.

Contractor will provide written notification to DHS of its intent to accept or reject the extension within five (5) State working days of the receipt of the notice from DHS.

14.	Termination for Cause and Other Terminations

In addition to Exhibit C, provision 7. Termination for Cause, Contractor also agrees to the following:

A.	Termination - State or Director

DHS may terminate performance of work under this Contract in whole, or in part, whenever for any reason DHS determines that the termination is in the best interest of the State.

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Program Terms and Conditions

Attachment 2

1)	Notification shall be given at least six (6) months prior to the effective date of termination, except in cases described below in paragraph B. Termination for Cause.

2)	If DHS awards a new contract for one or more of the Service Areas to another Contractor during one of the amendment periods as described above in Provision 13. Contract Extension, DHS shall provide the Contractor written notification at least six (6) months prior to termination to allow for all Phaseout Requirements to be completed.

B.	Termination for Cause

1)	DHS shall terminate this Contract pursuant to the provisions of Welfare and Institutions Code, Section 14304(a) and Title 22, CCR, Section 53873.

2)	DHS shall terminate this Contract in the event that: (1) the Secretary, DHHS, determines that the Contractor does not meet the requirements for participation in the Medicaid program, Title XIX of the Social Security Act (42 U.S. Code § 1396), or (2) the Department of Managed Health Care finds that the Contractor no longer qualifies for licensure under the Knox-Keene Health Care Service Plan Act (Health and Safety Code § 1340 et seq.) by giving written notice to the Contractor. The termination will be effectuated consistent with the provisions of Title 22, CCR, Section 53873. Notification will be given by DHS at least sixty (60) days prior to the effective date of termination.

3)	In cases where the Director determines the health and welfare of Members is jeopardized by continuation of the Contract, the Contract will be immediately terminated. Notification will state the effective date of, and the reason for, the termination.

Except for termination pursuant to paragraph B, item 3) above, termination of the Contract shall be effective on the last day of the month in which the Secretary, DHHS, or the DMHC makes such determination, provided that DHS provides Contractor with at least 60 days notice of termination. The termination of this Contract shall be effective on the last day of the second full month from the date of the notice of termination. Contractor agrees that 60 days notice is reasonable. Termination under this section does not relieve Contractor of its obligations under provision 15. Phaseout Requirements shall be performed after Contract termination.

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Exhibit E

Program Terms and Conditions

Attachment 2

C.	Termination - Contractor

If mutual agreement between DHS and Contractor cannot be attained on capitation rates for rate years subsequent to September 30, 1997, Contractor shall retain the right to terminate the Contract, no earlier than September 30,1998, by giving at least nine (9) months written notice to DHS to that effect. The effective date of any termination under this section shall be September 30.

Grounds under which Contractor may terminate this Contract are limited to: (1) Unwillingness to accept the capitation rates determined by DHS, or if DHS decides to negotiate rates, failure to reach mutual agreement on rates; or (2) When a change in contractual obligations is created by a State or Federal change in the Medi-Cal program, or a lawsuit, that substantially alters the financial assumptions and conditions under which the Contractor entered into this Contract, such that the Contractor can demonstrate to the satisfaction of DHS that it cannot remain financially solvent through the term of the Contract.

If Contractor invokes ground number 2, Contractor shall submit a detailed written financial analysis to DHS supporting its conclusions that it cannot remain financially solvent. At the request of DHS, Contractor shall submit or otherwise make conveniently available to DHS, all of Contractor’s financial work papers, financial reports, financial books and other records, bank statements, computer records, and any other information required by DHS to evaluate Contractor’s financial analysis.

DHS and Contractor may negotiate an earlier termination date if Contractor can demonstrate to the satisfaction of DHS that it cannot remain financially solvent until the termination date that would otherwise be established under this section. Termination under these circumstances shall not relieve Contractor from performing the Phaseout Requirements described in provision 15.

D.	Termination of Obligations

All obligations to provide Covered Services under this Contract or Contract extension will automatically terminate on the date the Operations Period ends.

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Exhibit E

Program Terms and Conditions

Attachment 2

E.	Notice to Members of Transfer of Care

At least sixty (60) days prior to the termination of the Contract, DHS will notify Members about their medical benefits and available options.

15.	Phaseout Requirements

A.	DHS shall retain the lesser of an amount equal to 10% of the last month’s Service Area capitation payment or one million dollars ($1,000,000) for each Service Area unless provided otherwise by the Financial Performance Guarantee, from the capitation payment of the last month of the Operations Period for each Service Area until all activities required during the Phaseout Period for each Service Area are fully completed to the satisfaction of DHS, in its sole discretion.

If all Phaseout activities for each Service Area are completed by the end of the Phaseout Period, the withhold will be paid to the Contractor. If the Contractor fails to meet any requirement(s) by the end of the Phaseout Period for each Service Area, DHS will deduct the costs of the remaining activities from the withhold amount and continue to withhold payment until all activities are completed.

B.	The objective of the Phaseout Period is to ensure that, at the termination of this Contract, the orderly transfer of necessary data and history records is made from the Contractor to DHS or to a successor Contractor.

Ninety (90) days prior to termination or expiration of this Contract and through the Phaseout Period for each Service Area, the Contractor shall assist DHS in the transition of Members, and in ensuring, to the extent possible, continuity of Member-Provider relationships. In doing this, the Contractor will make available to DHS copies of Medical Records, patient files, and any other pertinent information, including information maintained by any subcontractor, necessary for efficient case management of Members, as determined by the Director. In no circumstances will a Medi-Cal Member be billed for this activity.

C.	Phaseout for this Contract will consist of the processing, payment and monetary reconciliation(s) necessary regarding claims for payment for Covered Services.

Phaseout for the Contract will consist of the completion of all financial and reporting obligations of the Contractor. The Contractor will remain liable for the processing and payment of invoices and other claims for payment

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Program Terms and Conditions

Attachment 2

for Covered Services and other services provided to Members pursuant to this Contract prior to the expiration or termination. The Contractor will submit to DHS all reports required in Exhibit A, Attachment 17, Reports, for the period from the last submitted report through the expiration or termination date.

All data and information provided by the Contractor will be accompanied by letter, signed by the responsible authority, certifying, under penalty of perjury, to the accuracy and completeness of the materials supplied.

16.	Sanctions

In addition to complying with sanctions and civil penalties taken pursuant to Welfare and Institutions Code Section 14304 and Title 22 of the California Code of Regulations, Section 53872, if required by DHS, Contractor shall ensure subcontractors cease specified activities which may include, but are not limited to, referrals, assignment of beneficiaries, and reporting, until DHS determines that Contractor is again in compliance.

A.	In the event DHS finds Contractor non-compliant with any provisions of this Contract, applicable statutes or regulations, DHS may impose sanctions provided in Welfare and Institutions Code, Section 14304 and Title 22, CCR, Section 53872 as modified for purposes of this Contract. Title 22, CCR, Section 53872 is so modified as follows:

1)	Subsection (b)(1) is modified by replacing “Article 2” with “Article 6”

2)	Subsection (b)(2) is modified by replacing “Article 3” with “Article 7”

B.	The requirements of Exhibit A, Attachment 4, regarding QIS are all Contract provisions which are not specifically governed by Chapter 4.1 (commencing with Section 53800) of Division 3 of Title 22, CCR. Therefore, sanctions for violations of the requirements of Exhibit A, Attachment 4, regarding QIS shall be governed by Subsection 53872(b)(4)

C.	For purposes of Sanctions, good cause includes, but is not limited to, the following:

1)	Three repeated and uncorrected findings of serious deficiencies that have the potential to endanger patient care identified in the medical audits conducted by DHS.

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Program Terms and Conditions

Attachment 2

2)	In the case of Exhibit A, Attachment 4, the Contractor consistently fails to achieve the minimum performance levels, or receives a “Not Reported” designation on an External Accountability Set measure, after implementation of Corrective Actions.

D.	Sanctions in the form of denial of payments provided for under the contract for new enrollees shall be taken, when and for long as, payment for those enrollees is denied by Centers for Medicare and Medicaid Services (CMS) under 42 CFR § 438.730.

17.	Liquidated Damages Provisions

A.	General

It is agreed by the State and Contractor that:

1)	If Contractor does not provide or perform the requirements of this Contract or applicable laws and regulations, damage to the State shall result;

2)	Proving such damages shall be costly, difficult, and time-consuming;

3)	Should the State choose to impose liquidated damages, Contractor shall pay the State those damages for not providing or performing the specified requirements;

4)	Additional damages may occur in specified areas by prolonged periods in which Contractor does not provide or perform requirements;

5)	The damage figures listed below represent a good faith effort to quantify the range of harm that could reasonably be anticipated at the time of the making of the Contract;

6)	DHS may, at its discretion, offset liquidated damages from capitation payments owed to Contractor;

7)

Imposition of liquidated damages as specified in paragraphs B. Liquidated Damages for Violation of Contract Terms Regarding the Implementation Period, C. Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period,

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Program Terms and Conditions

Attachment 2

and D. Annual Medical Reviews, shall follow the administrative processes described below;

8)	DHS shall provide Contractor with written notice specifying the Contractor requirement(s), contained in the Contract or as required by federal and State law or regulation, not provided or performed;

9)	During the Implementation Period, Contractor shall submit or complete the outstanding requirement(s) specified in the written notice within five (5) State working days from the date of the notice, unless, subject to the Contracting Officer’s written approval, Contractor submits a written request for an extension. The request must include the following: the requirement(s) requiring an extension; the reason for the delay; and the proposed date of the submission of the requirement.

10)	During the Implementation Period, if Contractor has not performed or completed an Implementation Period requirement or secured an extension for the submission of the outstanding requirement, DHS may impose liquidated damages for the amount specified in paragraph B. Liquidated Damages for Violation of Contract Terms Regarding the Implementation Period.

11)	During the Operations Period, Contractor shall demonstrate the provision or performance of Contractor’s requirement(s) specified in the written notice within a thirty (30) calendar day Corrective Action period from the date of the notice, unless a request for an extension is submitted to the Contracting Officer, subject to DHS’ approval, within five (5) days from the end of the Corrective Action period. If Contractor has not demonstrated the provision or performance of Contractor’s requirement(s) specified in the written notice during the Corrective Action period, DHS may impose liquidated damages for each day the specified Contractor’s requirement is not performed or provided for the amount specified in paragraph C. Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period.

12)	During the Operations Period, if Contractor has not performed or provided Contractor’s requirement(s) specified in the written notice or secured the written approval for an extension, after thirty (30) days from the first day of the imposition of liquidated damages, DHS shall notify Contractor in writing of the increase of the liquidated damages to the amount specified in paragraph C.

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Exhibit E

Program Terms and Conditions

Attachment 2

Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period.

Nothing in this provision shall be construed as relieving Contractor from performing any other Contract duty not listed herein, nor is the State’s right to enforce or to seek other remedies for failure to perform any other Contract duty hereby diminished.

B.	Liquidated Damages for Violation of Contract Terms Regarding the Implementation Period

DHS may impose liquidated damages of $5,000 per requirement specified in the written notice for each day of the delay in completion or submission of Implementation Period requirements beyond the periods defined in the Contract.

If DHS determines that a delay or other non-performance was caused in part by the State, DHS will reduce the liquidated damages proportionately.

C.	Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period

DHS may impose liquidated damages of $1,000 per Contractor requirement not performed or provided during the Operations Period. If after thirty (30) days or such longer period as DHS may allow, the Contractor has not demonstrated the provision or performance of the Contractor requirement specified in the written notice, DHS may issue a written notice that the liquidated damages will be increased to $2,000 per day per Contractor requirement until the Contractor requirement is performed or provided.

If DHS determines that delay of the Contractor requirement was caused in part by the State, DHS will reduce the liquidated damages proportionately.

D.	Annual Medical Reviews

DHS may impose liquidated damages of not less than $10,000 and not to exceed $50,000 for each major deficiency determined during the annual medical review. If, after notice, Contractor does not correct the deficiency to the satisfaction of DHS within thirty (30) days, or longer if authorized by DHS in writing, DHS may impose an additional liquidated damages of $5,000 per day per major uncorrected deficiency as determined by DHS medical review staff.

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Program Terms and Conditions

Attachment 2

If DHS determines that non-performance of the requirement was caused in part by the State, DHS will reduce the liquidated damages proportionately.

E.	Conditions for Termination of Liquidated Damages

Except as waived by the Contracting Officer, no liquidated damages imposed on the Contractor will be terminated or suspended until the Contractor issues a written notice of correction to the Contracting Officer certifying, under penalty of perjury, the correction of condition(s) for which liquidated damages were imposed. Liquidated damages will cease on the day of the Contractor’s certification only if subsequent verification of the correction by DHS establishes that the correction has been made in the manner and at the time certified to by the Contractor.

The Contracting Officer will determine whether the necessary level of documentation has been submitted to verify corrections. The Contracting Officer will be the sole judge of the sufficiency and accuracy of any documentation. Corrections must be sustained for a reasonable period of at least ninety (90) days from DHS acceptance; otherwise, liquidated damages may be reimposed without a succeeding grace period within which to correct. The Contractor’s use of resources to correct deficiencies will not be allowed to cause other contract compliance problems.

F.	Severability of Individual Liquidated Damages Clauses

If any portion of these liquidated damages provisions is determined to be unenforceable, the other portions will remain in full force and effect.

18.	Disputes

In addition to Exhibit C, provision 6. Disputes, Contractor also agrees to the following:

This Disputes section will be used by the Contractor as the means of seeking resolution of disputes on contractual issues.

Filing a dispute will not preclude DHS from recouping the value of the amount in dispute from the Contractor or from offsetting this amount from subsequent capitation payment(s). If the amount to be recouped exceeds 25 percent of the capitation payment, amounts of up to 25 percent will be withheld from successive capitation payments until the amount in dispute is fully recouped.

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Exhibit E

Program Terms and Conditions

Attachment 2

A.	Disputes Resolution by Negotiation

DHS and Contractor agree to try to resolve all contractual issues by negotiation and mutual agreement at the Contracting Officer level without litigation. The parties recognize that the implementation of this policy depends on open-mindedness, and the need for both sides to present adequate supporting information on matters in question.

B.	Notification of Dispute

Within fifteen (15) days of the date the dispute concerning performance of this Contract arises or otherwise becomes known to the Contractor, the Contractor will notify the Contracting Officer in writing of the dispute, describing the conduct (including actions, inactions, and written or oral communications) which it is disputing.

The Contractor’s notification will state, on the basis of the most accurate information then available to the Contractor, the following:

1)	That it is a dispute pursuant to this section.

2)	The date, nature, and circumstances of the conduct which is subject of the dispute.

3)	The names, phone numbers, function, and activity of each Contractor, Subcontractor, DHS/State official or employee involved in or knowledgeable about the conduct.

4)	The identification of any documents and the substances of any oral communications involved in the conduct. Copies of all identified documents will be attached.

5)	The reason the Contractor is disputing the conduct.

6)	The cost impact to the Contractor directly attributable to the alleged conduct, if any.

7)	The Contractor’s desired remedy.

The required documentation, including cost impact data, will be carefully prepared and submitted with substantiating documentation by the

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Exhibit E

Program Terms and Conditions

Attachment 2

Contractor. This documentation will serve as the basis for any subsequent appeal.

Following submission of the required notification, with supporting documentation, the Contractor will comply with the requirements of Title 22, CCR, Section 53851 (d) and diligently continue performance of this Contract, including matters identified in the Notification of Dispute, to the maximum extent possible.

C.	Contracting Officer’s or Alternate Dispute Officer’s Decision

Pursuant to a request by Contractor, the Contracting Officer may provide for a dispute to be decided by an alternate dispute officer designated by DHS, who is not the Contracting Officer and is not directly involved in the Medi-Cal Managed Care Program. Any disputes concerning performance of this Contract shall be decided by the Contracting Officer or the alternate dispute officer in a written decision stating the factual basis for the decision. Within thirty (30) days of receipt of a Notification of Dispute, the Contracting Officer or the alternate dispute officer, shall either:

1)	Find in favor of Contractor, in which case the Contracting Officer or alternate dispute officer may:

a)	Countermand the earlier conduct which caused Contractor to file a dispute; or

b)	Reaffirm the conduct and, if there is a cost impact sufficient to constitute a change in obligations pursuant to the payment provisions contained in Exhibit B, direct DHS to comply with that Exhibit.

Or,

2)	Deny Contractor’s dispute and, where necessary, direct the manner of future performance; or

3)

Request additional substantiating documentation in the event the information in Contractor’s notification is inadequate to permit a decision to be made under 1) or 2) above, and shall advise Contractor as to what additional information is required, and establish how that information shall be furnished. Contractor shall have thirty (30) days to respond to the Contracting Officer’s or alternate dispute officer’s request for further information. Upon receipt of this additional requested information, the Contracting

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Exhibit E

Program Terms and Conditions

Attachment 2

Officer or alternate dispute officer shall have thirty (30) days to respond with a decision. Failure to supply additional information required by the Contracting Officer or alternate dispute officer within the time period specified above shall constitute waiver by Contractor of all claims in accordance with item F. Waiver of Claims.

A copy of the decision shall be served on Contractor.

D.	Appeal of Contracting Officer’s or Alternate Dispute Officer’s Decision

Contractor shall have thirty (30) calendar days following the receipt of the decision to file an appeal of the decision to the Director. All appeals shall be governed by Health and Safety Code Section 100171, except for those provisions of Section 100171(d)(1) relating to accusations, statements of issues, statement to respondent, and notice of defense. All appeals shall be in writing and shall be filed with DHS’ Office of Administrative Hearings and Appeals. An appeal shall be deemed filed on the date it is received by the Office of Administrative Hearings and Appeals. An appeal shall specifically set forth each issue in dispute, and include Contractor’s contentions as to those issues. However, Contractor’s appeal shall be limited to those issues raised in its Notification of Dispute filed pursuant to paragraph B. Notification of Dispute. Failure to timely appeal the decision shall constitute a waiver by Contractor of all claims arising out of that conduct, in accordance with paragraph F. Waiver of Claims. Contractor shall exhaust all procedures provided for in this provision 18. Disputes, prior to initiating any other action to enforce this Contract.

E.	Contractor Duty to Perform

Pending final determination of any dispute hereunder, Contractor shall comply with the requirements of Title 22, CCR, Section 53851 (d) and proceed diligently with the performance of this Contract and in accordance with the Contracting Officer’s or alternate dispute officer’s decision.

If pursuant to an appeal under paragraph D. Appeal of Contracting Officer’s or Alternate Dispute Officer’s Decision, the Contracting Officer’s or alternate dispute officer’s decision is reversed, the effect of the decision pursuant to paragraph D. shall be retroactive to the date of the Contracting Officer’s or alternate dispute officer’s decision, and Contractor shall promptly receive any benefits of such decision. DHS shall not pay interest on any amounts paid pursuant to a Contracting Officer’s or alternate dispute officer’s decision or any appeal of such decision.

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Exhibit E

Program Terms and Conditions

Attachment 2

F.	Waiver of Claims

If Contractor fails to submit a Notification of Dispute, supporting and substantiating documentation, any additionally required information, or an appeal of the Contracting Officer’s or alternate dispute officer’s decision, in the manner and within the time specified in this provision 18. Disputes, that failure shall constitute a waiver by Contractor of all claims arising out of that conduct, whether direct or consequential in nature.

19.	Audit

In addition to Exhibit C, provision 4. Audit, Contractor also agrees to the following:

The Contractor will maintain such books and records necessary to disclose how the Contractor discharged its obligations under this Contract. These books and records will disclose the quantity of Covered Services provided under this Contract, the quality of those services, the manner and amount of payment made for those services, the persons eligible to receive Covered Services, the manner in which the Contractor administered its daily business, and the cost thereof.

A.	Books and Records

These books and records will include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract including working papers; reports submitted to DHS; financial records; all Medical Records, medical charts and prescription files; and other documentation pertaining to medical and non-medical services rendered to Members.

B.	Records Retention

Notwithstanding any other records retention time period set forth in this Contract, these books and records will be maintained for a minimum of five years from the end of the Fiscal Year in which the Contract expires or is terminated, or, in the event the Contractor has been duly notified that DHS, DHHS, DOJ, or the Comptroller General of the United States, or their duly authorized representatives, have commenced an audit or investigation of the Contract, until such time as the matter under audit or investigation has been resolved, whichever is later.

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

20.	Inspection Rights

In addition to Exhibit D (F), provision 8, Site Inspection, Contractor also agrees to the following:

Through the end of the records retention period specified in provision 19, Audit, paragraph B. Records Retention, Contractor shall allow the DHS, Department of Health and Human Services, the Comptroller General of the United States, Department of Justice (DOJ) Bureau of Medi-Cal Fraud, DMHC, and other authorized State agencies, or their duly authorized representatives, including DHS’ external quality review organization contractor, to inspect, monitor or otherwise evaluate the quality, appropriateness, and timeliness of services performed under this Contract, and to inspect, evaluate, and audit any and all books, records, and Facilities maintained by Contractor and subcontractors pertaining to these services at any time during normal business hours.

Books and records include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract, including working papers, reports, financial records, and books of account, Medical Records, prescription files, laboratory results, Subcontracts, information systems and procedures, and any other documentation pertaining to medical and non-medical services rendered to Members. Upon request, through the end of the records retention period specified in provision 19, Audit, paragraph B. Records Retention, Contractor shall furnish any record, or copy of it, to DHS or any other entity listed in this section, at Contractor’s sole expense.

A.	Facility Inspections

DHS shall conduct unannounced validation reviews on a number of the Contractor’s Primary Care sites, selected at DHS’ discretion, to verify compliance of these sites with DHS requirements.

B.	Access Requirements and State’s Right To Monitor

Authorized State and Federal agencies will have the right to monitor all aspects of the Contractor’s operation for compliance with the provisions of this Contract and applicable federal and State laws and regulations. Such monitoring activities will include, but are not limited to, inspection and auditing of Contractor, subcontractor, and provider facilities, management systems and procedures, and books and records as the Director deems appropriate, at anytime during the Contractor’s or other facility’s normal business hours. The monitoring activities will be either announced or unannounced.

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

To assure compliance with the Contract and for any other reasonable purpose, the State and its authorized representatives and designees will have the right to premises access, with or without notice to the Contractor. This will include the MIS operations site or such other place where duties under the Contract are being performed.

Staff designated by authorized State agencies will have access to all security areas and the Contractor will provide, and will require any and all of its subcontractors to provide, reasonable facilities, cooperation and assistance to State representative(s) in the performance of their duties. Access will be undertaken in such a manner as to not unduly delay the work of the Contractor and/or the subcontractor(s).

21.	Confidentiality of Information

In addition to Exhibit D (F), provision 13. Confidentiality of Information, Contractor also agrees to the following duties and responsibilities with respect to confidentiality of information and data:

A.	Notwithstanding any other provision of this Contract, names of persons receiving public social services are confidential and are to be protected from unauthorized disclosure in accordance with Title 42, CFR, Section 431.300 et seq., Section 14100.2, W&l Code, and regulations adopted thereunder. For the purpose of this Contract, all information, records, data, and data elements collected and maintained for the operation of the Contract and pertaining to Members shall be protected by the Contractor from unauthorized disclosure.

Contractor may release Medical Records in accordance with applicable law pertaining to the release of this type of information. Contractor is not required to report requests for Medical Records made in accordance with applicable law.

B.

With respect to any identifiable information concerning a Member under this Contract that is obtained by the Contractor or its subcontractors, the Contractor: (1) will not use any such information for any purpose other than carrying out the express terms of this Contract, (2) will promptly transmit to DHS all requests for disclosure of such information, except requests for Medical Records in accordance with applicable law, (3) will not disclose except as otherwise specifically permitted by this Contract, any such information to any party other than DHS without DHS’ prior written authorization specifying that the information is releasable under

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

Title 42, CFR, Section 431.300 et seq., Section 14100.2, W&l Code, and regulations adopted thereunder, and (4) will, at the termination of this Contract, return all such information to DHS or maintain such information according to written procedures sent to the Contractor by DHS for this purpose.

22.	Pilot Projects

DHS may establish pilot projects to test alternative managed care models tailored to suit the needs of populations with special health care needs. The operation of these pilot projects may result in the disenrollment of Members that participate. Implementation of a pilot project may affect the Contractor’s obligations under this Contract. Any changes in the obligations of the Contractor that are necessary for the operation of a pilot project in the Contractor’s Service Area will be implemented through a Contract amendment.

23.	Cost Avoidance and Post-Payment Recovery of Other Health Coverage Sources (OHCS)

A.	Contractor shall Cost Avoid or make a Post-Payment Recovery for the reasonable value of services paid for by Contractor and rendered to a Member whenever a Member’s OHCS covers the same services, either fully or partially. However, in no event shall Contractor Cost Avoid or seek Post-Payment Recovery for the reasonable value of services from a Third-Party Tort Liability (TPTL) action or make a claim against the estates of deceased Members.

B.	Contractor retains all monies recovered by Contractor.

C.	Contractor shall coordinate benefits with other coverage programs or entitlements, recognizing the OHCS as primary and the Medi-Cal program as the payor of last resort.

D.	Cost Avoidance

1)	If Contractor reimburses the provider on a fee-for-service basis, Contractor shall not pay claims for services provided to a Member whose Medi-Cal eligibility record indicates third party coverage, designated by a Other Health Coverage (OHC) code or Medicare coverage, without proof that the provider has first exhausted all sources of other payments. Contractor shall have written procedures implementing this requirement.

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

2)	Proof of third party billing is not required prior to payment for services provided to Members with OHC codes A, M, X, Y, or Z.

E.	Post-Payment Recovery

1)	If Contractor reimburses the provider on a fee-for-service basis, Contractor shall pay the provider’s claim and then seek to recover the cost of the claim by billing the liable third parties:

a)	For services provided to Members with OHC codes A, M, X, Y, or Z;

b)	For services defined by DHS as prenatal or preventive pediatric services; or

c)	In child-support enforcement cases, identifiable by Contractor. If Contractor does not have access to sufficient information to determine whether or not the OHC coverage is the result of a child enforcement case, Contractor shall follow the procedures for Cost Avoidance.

2)	In instances where Contractor does not reimburse the provider on a fee-for-service basis, Contractor shall pay for services provided to a Member whose eligibility record indicates third party coverage, designated by a OHC code or Medicare coverage, and then shall bill the liable third parties for the cost of actual services rendered.

3)	Contractor shall also bill the liable third parties for the cost of services provided to Members who are retroactively identified by Contractor or DHS as having OHC.

4)	Contractor shall have written procedures implementing the above requirements.

F.	Reporting Requirements

1)

Contractor shall submit monthly reports to DHS, in a format prescribed by DHS, displaying claims counts and dollar amounts of costs avoided and the amount of Post-Payment Recoveries, by aid category, as well as the amount of outstanding recovery claims (accounts receivable) by age of account. The report shall display separate claim counts and dollar amounts for Medicare Part A and Part B. Reports shall be sent to the Department of Health Services,

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

Third Party Liability Branch, Cost Avoidance Unit, P.O. Box 2471, Sacramento, CA 95812-2471.

2)	When Contractor identifies OHC unknown to DHS, Contractor shall report this information to DHS within ten (10) days of discovery in automated format as prescribed by DHS. This information shall be sent to the Department of Health Services, Third Party Liability Branch, Health Identification Unit, P.O. Box 2471, Sacramento, CA 95812-2471.

3)	Contractor shall demonstrate to DHS that where Contractor does not Cost Avoid or perform Post-Payment Recovery that the aggregate cost of this activity exceeds the total revenues Contractor projects it would receive from such activity.

24.	Third-Party Tort Liability

Contractor shall identify and notify DHS’ Third Party Liability Branch of all instances or cases in which Contractor believes an action by the Medi-Cal Member involving casualty insurance or tort or Workers’ Compensation liability of a third party could result in recovery by the Member of funds to which DHS has lien rights under Article 3.5 (commencing with Section 14124.70), Part 3, Division 9, Welfare and Institutions Code. Contractor shall make no claim for recovery of the value of Covered Services rendered to a Member in such cases or instances and such case or instance shall be referred to DHS’ Third Party Liability Branch within ten (10) days of discovery. To assist DHS in exercising its responsibility for such recoveries, Contractor shall meet the following requirements:

A.	If DHS requests service information and/or copies of paid invoices/claims for Covered Services to an individual Member, Contractor shall deliver the requested information within thirty (30) days of the request. Service information includes subcontractor and out-of-plan provider data. The value of the Covered Services shall be calculated as the usual, customary and reasonable charge made to the general public for similar services or the amount paid to subcontracted providers or out-of-plan providers for similar services.

B.	Information to be delivered shall contain the following data items:

1)	Member name.

2)	Full 14 digit Medi-Cal number.

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Exhibit E

Program Terms and Conditions

Attachment 2

3)	Social Security Number.

4)	Date of birth.

5)	Contractor name.

6)	Provider name (if different from Contractor).

7)	Dates of service.

8)	Diagnosis code and description of illness/injury.

9)	Procedure code and/or description of services rendered.

10)	Amount billed by a subcontractor or out-of-plan provider to Contractor (if applicable).

11)	Amount paid by other health insurance to Contractor or subcontractor (if applicable).

12)	Amounts and dates of claims paid by Contractor to subcontractor or out-of-plan provider (if applicable).

13)	Date of denial and reasons for denial of claims (if applicable).

14)	Date of death (if applicable).

C.	Contractor shall identify to DHS’ Third Party Liability Branch the name, address and telephone number of the person responsible for receiving and complying with requests for mandatory and/or optional at-risk service information.

D.	If Contractor receives any requests from attorneys, insurers, or beneficiaries for copies of bills, Contractor shall refer the request to Third Party Liability Branch with the information contained in paragraph B above, and shall provide the name, address and telephone number of the requesting party.

E.	Information submitted to DHS under this section shall be sent to Department of Health Services, Third Party Liability Branch, Recovery Section, P.O. Box 2471, Sacramento, CA 95812-2471.

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

25.	Records Related To Recovery For Litigation

A.	Records

Upon request by DHS, Contractor shall timely gather, preserve and provide to DHS, in the form and manner specified by DHS, any information specified by DHS, subject to any lawful privileges, in Contractor’s or its subcontractors’ possession, relating to threatened or pending litigation by or against DHS. (If Contractor asserts that any requested documents are covered by a privilege, Contractor shall: 1) identify such privileged documents with sufficient particularity to reasonably identify the document while retaining the privilege; and 2) state the privilege being claimed that supports withholding production of the document.) Such request shall include, but is not limited to, a response to a request for documents submitted by any party in any litigation by or against DHS. Contractor acknowledges that time may be of the essence in responding to such request. Contractor shall use all reasonable efforts to immediately notify DHS of any subpoenas, document production requests, or requests for records, received by Contractor or its Subcontractors related to this Contract or subcontracts entered into under this Contract.

B.	Payment for Records

In addition to the payments provided for in Exhibit B. Payment Provisions, DHS agrees to pay Contractor for complying with paragraph A, Records, above, as follows:

1)	DHS shall reimburse Contractor amounts paid by Contractor to third parties for services necessary to comply with paragraph A. Any third party assisting Contractor with compliance with paragraph A above shall comply with all applicable confidentiality requirements. Amounts paid by Contractor to any third party for assisting Contractor in complying with paragraph A, shall not exceed normal and customary charges for similar services and such charges and supporting documentation shall be subject to review by DHS.

2)

If Contractor uses existing personnel and resources to comply with paragraph A, DHS shall reimburse Contractor as specified below. Contractor shall maintain and provide to DHS time reports supporting the time spent by each employee as a condition of

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

reimbursement. Reimbursement claims and supporting documentation shall be subject to review by DHS.

a)	Compensation and payroll taxes and benefits, on a prorated basis, for the employees’ time devoted directly to compiling information pursuant to paragraph A.

b)	Costs for copies of all documentation submitted to DHS pursuant to paragraph A, subject to a maximum reimbursement of ten (10) cents per copied page.

3)	Contractor shall submit to DHS all information needed by DHS to determine reimbursement to Contractor under this provision, including, but not limited to, copies of invoices from third parties and payroll records.

26.	Fraud and Abuse Reporting

Contractor shall meet requirements set forth in 42 CFR 438.608. Contractor shall report to the Contracting Officer all cases of suspected fraud and/or abuse, as defined in 42 Code of Federal Regulations, Section 455.2, where there is reason to believe that an incident of fraud and/or abuse has occurred, by subcontractors, Members, providers, or employees within ten (10) State working days of the date when Contractor first becomes aware of or is on notice of such activity. Contractor shall establish policies and procedures for identifying, investigating and taking appropriate corrective action against fraud and/or abuse in the provision of health care services under the Medi-Cal program. Contractor shall notify DHS prior to conducting any investigations, based upon Contractor’s finding that there is reason to believe that an incident of fraud and/or abuse has occurred, and, upon the request of DHS, consult with DHS prior to conducting such investigations. Without waiving any privileges of Contractor, Contractor shall report investigation results within ten (10) State working days of conclusion of any fraud and/or abuse investigation.

27.	Equal Opportunity Employer

Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that it is an equal opportunity employer, and will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by DHS, advising the labor union or workers’ representative of the Contractor’s commitment as an equal opportunity employer and will post copies

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

of the notice in conspicuous places available to employees and applicants for employment.

28.	Discrimination Prohibitions

A.	Member Discrimination Prohibition

Contractor shall not discriminate against Members or Eligible Beneficiaries because of race, color, creed, religion, ancestry, marital status, sexual orientation, national origin, age, sex, or physical or mental handicap in accordance with Title VI of the Civil Rights Act of 1964, 42 USC Section 2000d, rules and regulations promulgated pursuant thereto, or as otherwise provided by law or regulations. For the purpose of this Contract, discriminations on the grounds of race, color, creed, religion, ancestry, age, sex, national origin, marital status, sexual orientation, or physical or mental handicap include, but are not limited to, the following:

1)	Denying any Member any Covered Services or availability of a Facility;

2)	Providing to a Member any Covered Service which is different, or is provided in a different manner or at a different time from that provided to other Members under this Contract except where medically indicated;

3)	Subjecting a Member to segregation or separate treatment in any manner related to the receipt of any Covered Service;

4)	Restricting a Member in anyway in the enjoyment of any advantage or privilege enjoyed by others receiving any Covered Service, treating a Member or Eligible Beneficiary differently from others in determining whether he or she satisfies any admission, Enrollment, quota, eligibility, membership, or other requirement or condition which individuals must meet in order to be provided any Covered Service;

5)	The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual orientation, or the physical or mental handicap of the participants to be served.

Contractor shall take affirmative action to ensure that Members are provided Covered Services without regard to race, color, creed, religion,

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Exhibit E

Program Terms and Conditions

Attachment 2

sex, national origin, ancestry, marital status, sexual orientation, or physical or mental handicap, except where medically indicated.

For the purposes of this section, physical handicap includes the carrying of a gene which may, under some circumstances, be associated with disability in that person’s offspring, but which causes no adverse effects on the carrier. Such genes will include, but are not limited to, Tay-Sachs trait, sickle cell trait, thalassemia trait, and X-linked hemophilia.

B.	Discrimination Related To Health Status

Contractor shall not discriminate among eligible individuals on the basis of their health status requirements or requirements for health care services during enrollment, re-enrollment or disenrollment. Contractor will not terminate the enrollment of an eligible individual based on an adverse change in the Member’s health.

C.	Discrimination Complaints

Contractor agrees that copies of all grievances alleging discrimination against Members or Eligible Beneficiaries because of race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual orientation, or physical or mental handicap will be forwarded to DHS for review and appropriate action.

29.	Americans With Disabilities Act Of 1990 Requirements

Contractor shall comply with all applicable federal requirements in Section 504 of the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990 (42 USC, Section 12101 et seq.), Title 45, Code of Federal Regulations (CFR), Part 84 and Title 28, CFR, Part 36. Title IX of the Education Amendments of 1972 (regarding education programs and activities), and the Age Discrimination Act of 1975.

30.	Disabled Veteran Business Enterprises (DVBE)

Contractor shall comply with applicable requirements of California law relating to Disabled Veteran Business Enterprises (DVBE) commencing at Section 10115 of the Public Contract Code.

Molina Healthcare of California, dba: Molina

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Exhibit E

Program Terms and Conditions

Attachment 2

31.	Word Usage

Unless the context of this Contract clearly requires otherwise, (a) the plural and singular numbers shall each be deemed to include the other; (b) the masculine, feminine, and neuter genders shall each be deemed to include the others; (c) “shall,” “will,” “must,” or “agrees” are mandatory, and “may” is permissive; (d) “or” is not exclusive; and (e) “includes” and “including” are not limiting.

32.	Parties to State Fair Hearing

The parties to the State fair hearing include the Contractor as well as the Member and his or her representative or the representative of a deceased enrollee’s estate.

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Exhibit E

Duties of the State

Attachment 3

1.	Payment For Services

DHS shall pay the appropriate capitation payments set forth in Exhibit B. Budget Detail and Payment Provisions, provision 4, to the Contractor for each eligible Member under this Contract, and ensure that such payments are reasonable and do not exceed the amount set forth in 42 CFR, Section 447.361. Payments will be made monthly for the duration of this Contract. Any adjustments for Federally Qualified Health Centers will be made in accordance with Section 14087.325 of the Welfare and Institutions Code.

2.	Medical Reviews

DHS shall conduct medical reviews in accordance with the provisions of Section 14456, Welfare and Institutions Code. DHS shall have the discretion to accept plan performance reports, audits or reviews conducted by other agencies or accrediting bodies that use standards comparable to those of DHS. These plan performance reports, audits and reviews may be in lieu of an audit or review conducted by DHS in order to eliminate duplication of auditing efforts.

3.	Enrollment Processing by DHS

A.	General

The parties to this Contract agree that the primary purpose of DHS’ Medi-Cal managed care system is to improve quality and access to care for Medi-Cal beneficiaries. The parties acknowledge that the Medi-Cal eligibility process and the managed care enrollment system are dynamic and complex programs. The parties also acknowledge that it is impractical to ensure that every beneficiary eligible for enrollment in the Contractor’s plan will be enrolled in a timely manner. Furthermore, the parties recognize that for a variety of reasons some Eligible Beneficiaries will not be enrolled in Contractor’s plan and will receive Covered Services in the Medi-Cal fee-for-service system. These reasons include, but are not limited to, the exclusion of some beneficiaries from participating in Medi-Cal managed care, the time it takes to enroll beneficiaries, and the lack of a current valid address for some beneficiaries. The parties desire to work together in a cooperative manner so that Eligible Beneficiaries who choose to or should be assigned to Contractor’s plan are enrolled in Contractor’s plan pursuant to the requirements of this entire provision 3. The parties agree that to accomplish this goal it is necessary to be reasonably flexible with regard to the enrollment process.

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Exhibit E

Duties of the State

Attachment 3

B.	Enrollment Processing Definitions

For purposes of this entire provision 3. Enrollment Processing by DHS, the following definitions shall apply:

1)	Fully Converted County means a county in which the following circumstances exist, except for those Medi-Cal beneficiaries covered by Title 22, CCR, Section 53887:

a)	Eligible Beneficiaries who meet the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a) may no longer choose to receive Covered Services on a Fee-for-Service basis; and

b)	All new Eligible Beneficiaries who meet the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a) must now choose a managed care plan or they will be assigned to a managed care plan; and

c)	All Eligible Beneficiaries listed in the Medi-Cal Eligibility Data System (MEDS) as meeting the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a) on the last date that both a. and b. above occur:

i.	Have been notified of the requirement to choose a managed care plan and informed that if they fail to choose a plan they will be assigned to a managed care plan; and

ii.	Those beneficiaries still eligible for Medi-Cal and enrollment into a managed care plan at the time their plan enrollment is processed in MEDS have been enrolled into a managed care plan.

2)	Mandatory Plan Beneficiary means:

a)	A new Eligible Beneficiary who meets the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a), both at the time her/his plan enrollment is processed by the DHS Enrollment Contractor and by MEDS; or

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Exhibit E

Duties of the State

Attachment 3

b)	An Eligible Beneficiary previously receiving Covered Services in a county without mandatory managed care enrollment who now resides in a county where mandatory enrollment is in effect and who meets the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a); or

c)	An Eligible Beneficiary meeting the criteria of Title 22, CCR, Section 53845(b), and who subsequently meets the criteria of Title 22, CCR, Section 53845(a).

3)	Mandatory Plan Beneficiary shall not include any Eligible Beneficiary who:

a)	is eligible to receive Covered Services on a Fee-for-Service basis because her/his MEDS eligibility for managed care plan enrollment is interrupted due to aid code, ZIP code or county code changes; or

b)	becomes eligible for enrollment in a managed care plan on a retroactive basis.

C.	DHS Enrollment Obligations

1)	DHS shall receive applications for enrollment from its enrollment contractor and shall verify the current eligibility of applicants for enrollment in Contractor’s plan under this Contract. If the Contractor has the capacity to accept new Members, DHS or its enrollment contractor shall enroll or assign Eligible Beneficiaries in Contractor’s plan when selected by the Eligible Beneficiary or when the Eligible Beneficiary fails to timely select a plan. Of those to be enrolled or assigned in Contractor’s plan, DHS will ensure that in a Fully Converted County a Mandatory Plan Beneficiary will receive an effective date of plan enrollment that is no later than 90 days from the date that MEDS lists such an individual as meeting the enrollment criteria contained in Title 22, CCR, Section 53845(a), if all changes to MEDS have been made to allow for the enrollment of the individual and all changes necessary to this Contract to accommodate such enrollment, including, but not limited to rate changes and aid code changes, have been executed. DHS will use due diligence in making any changes to MEDS and to this Contract. DHS will provide Contractor a list of Members on a monthly basis.

Molina Healthcare of California, dba: Molina

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Exhibit E

Duties of the State

Attachment 3

2)	DHS or its enrollment contractor shall assign Eligible Beneficiaries meeting the enrollment criteria contained in Title 22, CCR, Section 53845(a) to plans in accordance with Title 22, CCR, Section 53884.

3)	Notwithstanding any other provision in this Contract, subparagraphs 1) and 2) above shall not apply to:

a)	Eligible Beneficiaries previously eligible to receive Medi-Cal services from a Prepaid Health Plan or Primary Care Case Management plan and such plan’s contract with DHS expires, terminates, or is assigned or transferred to Contractor;

b)	Members who are enrolled into another managed care plan on account of assignment, assumption, termination, or expiration of this Contract;

c)	Eligible Beneficiaries covered by a new mandatory aid code, added to this Contract;

d)	Eligible Beneficiaries meeting the criteria of Title 22, CCR, Section 53845(b), who subsequently meet the criteria of Title 22, CCR, Section 53845(a) due solely to DHS designating a prior voluntary aid code as a new mandatory aid code;

e)	Eligible Beneficiaries residing in an excluded zip code area within a County that is not a fully Converted County; or

f)	Eligible Beneficiaries without a current valid deliverable address or with an address designated as a County post office box for homeless beneficiaries.

D.	Disputes Concerning DHS Enrollment Obligations

1)	Contractor shall notify DHS of DHS’ noncompliance with this provision 3. Enrollment Processing pursuant to the requirements and procedures contained in Exhibit E, Attachment 2, provision 18. Disputes.

2)

DHS shall have 120 days from the date of DHS’ receipt of Contractor’s notice (the “cure period”) to cure any noncompliance with this provision 3. Enrollment Processing, identified in Contractor’s notice, without incurring any financial liability to the

Molina Healthcare of California, dba: Molina

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Exhibit E

Duties of the State

Attachment 3

Contractor. For purposes of this section, DHS shall be deemed to have cured any noncompliance with this provision 3. Enrollment Processing, identified in Contractor’s notice if within the cure period any of the following occurs:

a)	Mandatory Plan Beneficiaries receive an effective date of plan enrollment that is within the cure period, or

b)	DHS corrects enrollment that failed to comply with this provision 3. Enrollment Processing, by redirecting enrollment from one Contractor to another within the cure period in order to comply with this provision 3. Enrollment Processing, or

c)	Within the cure period, DHS changes the distribution of beneficiary Assignment (subject to the requirements of Title 22, CCR, Section 53845(b)(1) through (b)(4)), to the maximum extent new beneficiaries are available to be assigned, to make up the number of incorrectly assigned beneficiaries as soon as possible.

3)	If it is necessary to redirect enrollment or change the distribution of beneficiary Assignment due to noncompliance with this provision 3. Enrollment Processing, and such change varies from the requirements of Title 22, CCR, Section 53884(b)(5) or (b)(6), Contractor agrees it will neither seek legal nor equitable relief for such variance or the results of such variance if DHS resumes assignment consistent with Sections 53884(b)(5) or (b)(6) after correcting a noncompliance with this provision 3. Enrollment Processing.

4)	Notwithstanding Exhibit E, Attachment 2, provision 1. Governing Law or any other provision of this Contract, if DHS fails to cure a noncompliance with this provision 3. Enrollment Processing, within the cure period, DHS will be financially liable for such noncompliance as follows:

DHS will be financially liable for Contractor’s demonstrated actual reasonable losses as a result of the noncompliance, beginning with DHS’ first failure to comply with its enrollment obligation set forth herein. DHS’ financial liability shall not exceed 15 percent of Contractor’s monthly capitation payment calculated as if noncompliance with this provision 3. Enrollment Processing did not

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Exhibit E

Duties of the State

Attachment 3

occur, for each month in which DHS has not cured noncompliance pursuant to paragraph D. subparagraph 2) above, beginning with DHS’ first failure to comply with its enrollment obligation set forth herein.

5)	Notwithstanding paragraph D. subparagraph 4) above, DHS shall not be financially liable to Contractor for any noncompliance with provision 3. Enrollment Processing, in an affected county (on a county-by-county basis) if Contractor’s loss of Mandatory Plan Beneficiaries, in a month in which any noncompliance occurs, is less than five percent of Contractor’s total Members in that affected county in the month in which the noncompliance occurs. The parties acknowledge that the above-referenced five-percent threshold shall apply on a county-by-county basis, not in the aggregate.

4.	Disenrollment Processing

DHS shall review and process requests for Disenrollment and notify the Contractor and the Member of its decision.

5.	DHS Approval Process

A.	Within five (5) State working days of receipt, DHS shall acknowledge in writing the receipt of any material sent to DHS by Contractor pursuant to Exhibit E, Attachment 2, provision 8. Obtaining DHS Approval.

B.	Within sixty (60) days of receipt, DHS shall make all reasonable efforts to approve in writing the use of such material provided to DHS pursuant to Exhibit E, Attachment 2, provision 8. Obtaining DHS Approval, provide Contractor with a written explanation why its use is not approved, or provide a written estimated date of completion of DHS’ review process. If DHS does not complete its review of submitted material within sixty (60) days of receipt, or within the estimated date of completion of DHS review, Contractor may elect to implement or use the material at Contractor’s sole risk and subject to possible subsequent disapproval by DHS. This paragraph shall not be construed to imply DHS approval of any material that has not received written DHS approval. This paragraph shall not apply to Subcontracts or sub-subcontracts subject to DHS approval in accordance with Exhibit A, Attachment 6, provision 13. Subcontracts, paragraph C. regarding Departmental Approval – Non-Federally Qualified HMOs, and paragraph D. regarding Departmental Approval – Federally Qualified HMOs.

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit E

Duties of the State

Attachment 3

6.	Program Information

DHS shall provide Contractor with complete and current information with respect to pertinent policies, procedures, and guidelines affecting the operation of this Contract, within thirty (30) days of receipt of Contractor’s written request for information, to the extent that the information is readily available. If the requested information is not available, DHS shall notify Contractor within thirty (30) days, in writing, of the reason for the delay and when Contractor may expect the information.

7.	Catastrophic Coverage Limitation

DHS shall limit the Contractor’s liability to provide or arrange and pay for care for illness of, or injury to, Members which results from or is greatly aggravated by, a catastrophic occurrence or disaster.

8.	Risk Limitation

DHS shall agree that there will be not risk limitation and that Contractor will have full financial liability to provide Medically Necessary Covered Services to Members.

9.	Notice Of Termination Of Contract

DHS shall notify Members of their health care benefits and options available upon termination or expiration of this Contract.

State of California — Health and Human Services Agency

Department of Health Services

Exhibit F

Contractor’s Release

Instructions to Contractor:

With final invoice(s) submit one (1) original and two (2) copies. The original must bear the original signature of a person authorized to bind the Contractor. The additional copies may bear photocopied signatures.

Submission of Final Invoice

Pursuant to contract number                      entered into between the State of California Department of Health Services (DHS) and the Contractor (identified below), the Contractor does acknowledge that final payment has been requested via invoice number(s)                     , in the amount(s) of $                      and dated                     . If necessary, enter “See Attached” in the appropriate blocks and attach a list of invoice numbers, dollar amounts and invoice dates.

Release of all Obligations

By signing this form, and upon receipt of the amount specified in the invoice number(s) referenced above, the Contractor does hereby release and discharge the State, its officers, agents and employees of and from any and all liabilities, obligations, claims, and demands whatsoever arising from the above referenced contract.

Repayments Due to Audit Exceptions / Record Retention

By signing this form, Contractor acknowledges that expenses authorized for reimbursement does not guarantee final allowability of said expenses. Contractor agrees that the amount of any sustained audit exceptions resulting from any subsequent audit made after final payment, will be refunded to the State.

All expense and accounting records related to the above referenced contract must be maintained for audit purposes for no less than three years beyond the date of final payment, unless a longer term is stated in said contract.

Recycled Product Use Certification

By signing this form, Contractor certifies under penalty of perjury that a percentage (0% to 100%) of the materials, goods, supplies or products offered or used in the performance of the above referenced contract meets or exceeds the minimum percentage of recycled material, as defined in Public Contract Code Sections 12161 and 12200.

Reminder to Return State Equipment/Property (If Applicable)

(Applies only if equipment was provided by DHS or purchased with or reimbursed by contract funds)

Unless DHS has approved the continued use and possession of State equipment (as defined in the above referenced contract) for use in connection with another DHS agreement, Contractor agrees to promptly initiate arrangements to account for and return said equipment to DHS, at DHS’s expense, if said equipment has not passed its useful life expectancy as defined in the above referenced contract.

Patents / Other Issues

By signing this form, Contractor further agrees, in connection with patent matters and with any claims that are not specifically released as set forth above, that it will comply with all of the provisions contained in the above referenced contract, including, but not limited to, those provisions relating to notification to the State and related to the defense or prosecution of litigation.

Contractors Legal Name (As on Contract):

Signature of Contractor or Official Designee:				Date:

Printed Name/Title of Person Signing:

DHS Distribution:	Accounting(Original)	Program	CMU contract file

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit G

Health Insurance Portability and Accountability Act (HIPAA)

1.	Recitals

A.	“Protected Health Information” or “PHI” means any information, whether oral or recorded in any form or medium that relates to the past, present, or future physical or mental condition of an individual, the provision of health care to an individual, or the past, present, or future payment for the provision of health care to an individual; and that identifies the individual or with respect to which there is a reasonable basis to believe the information can be used to identify the individual. PHI shall have the meaning given to such term under HIPAA and HIPAA regulations, as the same may be amended from time to time.

B.	DHS desires to protect the privacy and provide for the security of PHI disclosed pursuant to this Contract.

IN THE USE OR DISCLOSURE OF INFORMATION PURSUANT TO THIS CONTRACT, THE PARTIES AGREE AS FOLLOWS:

2.	Permitted Uses and Disclosures.

A.	Permitted Uses and Disclosures. Except as otherwise required by law, Contractor may use or disclose PHI only to perform functions, activities or services specified in this Contract provided that such use or disclosure is for purposes directly connected with the administration of the Medi-Cal program. Those activities which are for purposes directly connected with the administration of the Medi-Cal program include, but are not limited to: establishing eligibility and methods of reimbursement; determining the amount of medical assistance; providing services for recipients; conducting or assisting an investigation, prosecution, or civil or criminal proceeding related to the administration of the Medi-Cal program; and conducting or assisting a legislative investigation or audit related to the administration of the Medi-Cal program.

B.	Specific Use and Disclosure Provisions. Except as otherwise indicated in this Contract, Contractor may:

1)

Use and disclose for management and administration. Use and disclose PHI for the proper management and administration of the Contractor or to carry out the legal responsibilities of the Contractor, provided that disclosures are required by law, or the Contractor obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and will be used or further disclosed only as required by law or for the purpose for which it was disclosed to the person, and the

Molina Healthcare of California, dba: Molina

95-23637  A-11

Exhibit G

Health Insurance Portability and Accountability Act (HIPAA)

person notifies the Contractor of any instances of which it is aware that the confidentiality of the information has been breached.

2)	Provision of Data Aggregation Services. Use PHI to provide data aggregation services to DHS. Data aggregation means the combining of PHI created or received by the Contractor on behalf of DHS with PHI received by the Contractor in its capacity as the Contractor of another covered entity, to permit data analyses that relate to the health care operations of DHS.

C.	Prohibition of External Disclosures of Lists of Beneficiaries. A Contractor must provide DHS’s contract manager with a list of external entities, including persons, organizations, and agencies, other than those within its treatment network and other than DHS, to which it discloses lists of Medi-Cal beneficiary names and addresses. This list must be provided within 30 days of the execution of this Contract and annually thereafter.

3.	Responsibilities of Contractor.

Contractor agrees:

A.	Divulging Medi-Cal Status. Not to divulge the Medi-Cal status of a Contractor’s beneficiaries without DHS’s prior approval except for treatment, payment and operations.

B.	Safeguards. To implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the PHI, including electronic PHI, that it creates, receives, maintains or transmits on behalf of DHS; and to prevent use or disclosure of PHI other than as provided for by this Contract. Contractor shall maintain a comprehensive written information privacy and security program that includes administrative, technical and physical safeguards appropriate to the size and complexity of the Contractor’s operations and the nature and scope of its activities. Contractor will provide DHS with information concerning such safeguards as DHS may reasonably request.

C.	Reporting of Improper Disclosures. To report to the DHS contract manager within twenty-four (24) hours during a work week, of discovery by Contractor that PHI has been used or disclosed other than as provided for by this Contract or otherwise in violation of the HIPAA regulations or other statutes and regulations pertaining to privacy and security of PHI.

Molina Healthcare of California, dba: Molina

95-23637   A-11

Exhibit G

Health Insurance Portability and Accountability Act (HIPAA)

D.	Contractor’s Agents. To ensure that any agents, including subcontractors but excluding providers of treatment services, to whom Contractor provides PHI received from or created or received by Contractor on behalf of DHS, agree to the same restrictions and conditions that apply to Contractor with respect to such PHI; and to incorporate, when applicable, the relevant provisions of this Contract into each subcontract or subaward to such agents or subcontractors.

E.	Availability of Information to Individuals. To provide access to individuals (upon reasonable notice and during Contractor’s normal business hours) to their PHI in a Designated Record Set in accordance with 45 CFR Section 164.524. Designated Record Set means the group of records maintained for DHS that includes medical and billing records about individuals; enrollment, payment, claims adjudication, and case or medical management systems maintained for DHS health plans; or those records used to make decisions about individuals on behalf of DHS.

F.	Internal Practices. To make Contractor’s internal practices, books and records relating to the use and disclosure of PHI received from DHS, or created or received by Contractor on behalf of DHS, available to DHS in a time and manner designated by DHS, for purposes of determining compliance with the provisions of this Exhibit.

G.	Documentation and Accounting of Disclosures. To document and make available to DHS and to an Individual such disclosures of PHI, and information related to such disclosures, necessary to respond to a proper request by the subject Individual for an accounting of disclosures of PHI, in accordance with 45 CFR 164.528.

H.	Notification of Breach. During the term of this Contract, to notify DHS within twenty-four (24) hours during a work week of any suspected or actual breach of security, intrusion or unauthorized use or disclosure of PHI and/or any actual or suspected use or disclosure of data in violation of any applicable Federal and State laws or regulations or this Exhibit. Contractor shall take (i) prompt corrective action to cure any such deficiencies and (ii) any action pertaining to such unauthorized disclosure required by applicable Federal and State laws and regulations. Contractor shall investigate such breach, or unauthorized use or disclosure of PHI, and provide a written report of the investigation to the DHS Privacy Officer within fifteen (15) working days of the discovery of the breach or unauthorized use at:

Molina Healthcare of California, dba: Molina

95-23637   A-11

Exhibit G

Health Insurance Portability and Accountability Act (HIPAA)

Privacy Officer

c/o Office of Legal Services

California Department of Health Services

P.O. Box 942732

Sacramento, CA 94234-7320

(916) 255-5259

I.	Notice of Privacy Practices. To produce a Notice of Privacy Practices (NPP) in accordance with standards and requirements of HIPAA, the HIPAA regulations, applicable State and Federal laws and regulations, and Section 2.A. of this Exhibit. Such NPP’s must include the DHS Privacy Officer contact information included in part H. above of this Contract as an alternative means for Medi-Cal beneficiaries to lodge privacy complaints. All NPP’s created or modified after August 1, 2003 must be submitted to the DHS contract manager for review.

4.	Miscellaneous Provisions.

A.	Amendment. The parties acknowledge that Federal and State laws relating to electronic data security and privacy are rapidly evolving and that amendment of this Contract may be required to provide for procedures to ensure compliance with such developments. The parties specifically agree to take such action as is necessary to implement the standards and requirements of HIPAA, the HIPAA regulations and other applicable laws relating to the security or privacy of PHI. Upon DHS’s request, Contractor agrees to promptly enter into negotiations with DHS concerning an amendment to this Contract embodying written assurances consistent with the standards and requirements of HIPAA, the HIPAA regulations or other applicable laws. DHS may terminate this Contract upon thirty (30) days written notice in the event (i) Contractor does not promptly enter into negotiations to amend this Contract when requested by DHS pursuant to this Section or (ii) Contractor does not enter into an amendment providing assurances regarding the safeguarding of PHI that DHS in its sole discretion, deems sufficient to satisfy the standards and requirements of HIPAA, the HIPAA regulations, and applicable laws.

B.

Assistance in Litigation or Administrative Proceedings. Contractor shall make itself and its employees, and use all due diligence to make any subcontractors or agents assisting Contractor in the performance of its obligations under this Contract, available to DHS at no cost to DHS to testify as witnesses, or otherwise, in the event of litigation or administrative proceedings being commenced against DHS, its directors, officers or employees based upon claimed violation of HIPAA, the HIPAA

Molina Healthcare of California, dba: Molina

95-23637   A-11

Exhibit G

Health Insurance Portability and Accountability Act (HIPAA)

regulations or other laws relating to security and privacy, except where Contractor or its subcontractor, employee or agent is a named adverse party.